UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07634

Name of Fund: BlackRock Corporate High Yield Fund, Inc. (COY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Corporate High Yield Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/29/2012

Date of reporting period: 02/29/2012

Item 1 – Report to Stockholders

February 29, 2012

Annual Report

BlackRock Corporate High Yield Fund, Inc. (COY)

BlackRock Corporate High Yield Fund III, Inc. (CYE)

BlackRock Debt Strategies Fund, Inc. (DSU)

BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

BlackRock Senior High Income Fund, Inc. (ARK)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	FEBRUARY 29, 2012

Dear Shareholder

Risk assets were advancing at this time last year despite a wave of geopolitical revolutions, soaring oil prices and natural disasters in Japan. Markets reversed sharply in May, however, when escalating political strife in Greece rekindled fears about sovereign debt problems spreading across Europe. Concurrently, global economic indicators signaled that the recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5, 2011, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Financial markets whipsawed on hopes and fears. Macro news flow became a greater influence on trading decisions than the fundamentals of the securities traded. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began to show progress toward stemming the region’s debt crisis. Investors began to reenter the markets and risk assets recovered through the month. But a lack of definitive details about Europe’s rescue plan eventually raised doubts among investors and thwarted the rally at the end of October. The last two months of 2011 saw more political instability in Greece, unsustainable yields on Italian government bonds, and US policymakers in gridlock over budget issues. Global central bank actions and improving economic data invigorated the markets, but investor confidence was easily tempered by sobering news flow.

Investors showed more optimism at the start of 2012. Risk assets rallied through January and February as economic data grew stronger and debt problems in Europe stabilized. In the United States, jobs data signaled solid improvement in the labor market and the Federal Reserve indicated that it would keep short-term interest rates low through 2014. In Europe, policymakers made significant progress toward securing a Greek bailout plan and restructuring the nation’s debt. Nevertheless, considerable head-winds remain. Europe faces a prolonged recession, the US economy still remains somewhat shaky and the risks of additional flare ups of euro-zone debt problems and slowing growth in China weigh heavily on the future of the global economy.

Risk assets, including equities and high yield bonds, recovered their late-summer losses and posted strong returns for the 6-month period ended February 29, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results, while small-cap and emerging-market stocks finished slightly negative. International markets, which experienced some significant downturns in 2011, lagged the broader rebound. Fixed income securities, which benefited from declining yields, advanced over the 6- and 12-month periods. Despite their quality rating downgrade, US Treasury bonds performed particularly well. Municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 remain. For investors, the risks appear daunting, but this challenging environment offers new opportunities. BlackRock was built for these times. Visit blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“For investors, the risks appear daunting, but this challenging environment offers new opportunities. BlackRock was built for these times.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of February 29, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	13.31%	5.12%
US small cap equities (Russell 2000® Index)	12.40	(0.15)
International equities (MSCI Europe, Australasia, Far East Index)	4.13	(7.45)
Emerging market equities (MSCI Emerging Markets Index)	5.27	(0.11)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.00	0.08
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	3.70	17.22
US investment grade bonds (Barclays US Aggregate Bond Index)	2.73	8.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.93	12.88
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	8.62	6.92

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of February 29, 2012	BlackRock Corporate High Yield Fund, Inc.

Investment Objective

BlackRock Corporate High Yield Fund, Inc.’s (COY) (the “Fund”) investment objective is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities, which are rated in the lower rating categories of the established rating services (BB or lower by Standard & Poor’s Corporation (“S&P’s”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or are unrated securities considered by BlackRock to be of comparable quality. As a secondary objective, the Fund also seeks to provide shareholders with capital appreciation. The Fund invests, under normal market conditions, at least 80% of its assets in high yield debt instruments, including high yield bonds (commonly referred to as “junk” bonds) and corporate loans which are below investment grade quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended February 29, 2012, the Fund returned 20.39% based on market price and 7.15% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 14.46% based on market price and 6.86% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Fund’s positive performance during the 12-month period was driven largely by security selection among higher-quality and non-rated credits. The Fund’s exposure to Charter Communications, Inc. boosted returns, as did holdings of Delphi Automotive Plc stock received in connection with the company’s reorganization in 2009. Overall, risk assets performed well over the period despite sharp volatility in the latter half of 2011.

•

Assets with higher duration (greater sensitivity to interest rate movements) benefited most from the drop in interest rates over the period. Accordingly, the high yield market underperformed US Treasuries, investment grade corporate bonds and emerging market debt securities. The Fund’s performance was negatively impacted by security selection within the mid-tier credit quality range. On a sector basis, selection within automotive, independent energy and paper detracted. The Fund reduced its allocation to floating rate loan interests (bank loans) during the period as the asset class underperformed relative to high yield bonds and higher quality investments.

•

The Fund uses credit default swaps to express a particular view in an individual credit name and as a means of managing risk. It also utilizes credit default swaps on a basket of securities in order to put cash to work or quickly increase or decrease the portfolio’s exposure to market movements. The Fund may also use stock futures and options to hedge the equity risk inherent within an individual position or group of positions. Stock futures are an efficient mechanism for reducing risk under certain market conditions. The Fund also uses forward contracts on foreign currencies to hedge the currency risk of non-dollar denominated bonds. During the period, the use of derivatives had an overall positive impact on Fund returns.

Describe recent portfolio activity.

•

During the 12-month period, the Fund’s positioning grew more conservative as the outlook for global growth deteriorated. The Fund migrated toward more resilient, higher-quality issuers paying attractive yields while reducing exposure to lower-quality issuers and higher-beta securities (those with greater sensitivity to market movements) that are more vulnerable to the economic cycle.

•

However, the environment shifted in December when the European Central Bank announced a long-term refinancing operation. This liquidity program provided a much-needed short-term solution for the financial markets and mitigated the risk of a collapse in the European banking system. Moreover, it was the catalyst for a positive turn in the valuation of risk assets. Given these developments, the Fund started selectively adding back some risk in names with appealing risk-reward characteristics. Despite this modest shift to “risk-on,” the Fund maintained its higher-quality, income-oriented bias throughout the period. The Fund continued to seek issuers with superior fundamentals (solid cash flows, earnings visibility and attractive downside protection), while generally remaining cautious of higher-beta credits and the more cyclical sectors.

Describe portfolio positioning at period end.

•

At period end, the Fund held 80% of its total portfolio in corporate bonds, 12% in floating rate loan interests (bank loans), with the remainder in common stocks, preferred securities and other interests. The Fund’s largest sector exposures included non-cable media, wireless and independent energy, while its portfolio holdings reflected less emphasis on the more cyclical segments of the market such as gaming, building materials and technology. The Fund ended the period with economic leverage at 21% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	FEBRUARY 29, 2012

BlackRock Corporate High Yield Fund, Inc.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	COY
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of February 29, 2012 ($7.76)[1]	7.89%
Current Monthly Distribution per Common Share[2]	$0.051
Current Annualized Distribution per Common Share[2]	$0.612
Economic Leverage as of February 29, 2012[3]	21%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/29/12	2/28/11	Change	High	Low
Market Price	$7.76	$7.03	10.38%	$7.82	$5.99
Net Asset Value	$7.29	$7.42	(1.75)%	$7.56	$6.45

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition
	2/29/12	2/28/11
Corporate Bonds	80%	85%
Floating Rate Loan Interests	12	7
Common Stocks	5	5
Preferred Securities	2	1
Other Interests	1	2

Credit Quality Allocations[4]
	2/29/12	2/28/11
A	1%	1%
BBB/Baa	6	4
BB/Ba	42	31
B	40	46
CCC/Caa	10	13
Not Rated	1	5

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 29, 2012	5

Fund Summary as of February 29, 2012	BlackRock Corporate High Yield Fund III, Inc.

Investment Objective

BlackRock Corporate High Yield Fund III, Inc.’s (CYE) (the “Fund”) primary investment objective is to provide current income by investing primarily in fixed-income securities, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or are unrated securities of comparable quality. The Fund’s secondary investment objective is to provide capital appreciation. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended February 29, 2012, the Fund returned 18.62% based on market price and 7.11% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 14.46% based on market price and 6.86% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Fund’s positive performance during the 12-month period was driven largely by security selection among higher-quality credits. The Fund’s exposure to Charter Communications, Inc. boosted returns, as did holdings of Delphi Automotive Plc stock received in connection with the company’s reorganization in 2009. Overall, risk assets performed well over the period despite sharp volatility in the latter half of 2011.

•

Assets with higher duration (greater sensitivity to interest rate movements) benefited most from the drop in interest rates over the period. Accordingly, the high yield market underperformed US Treasuries, investment grade corporate bonds and emerging market debt securities. The Fund’s performance was negatively impacted by security selection within the mid-tier credit quality range. On a sector basis, selection within automotive, independent energy and paper detracted. The Fund reduced its allocation to floating rate loan interests (bank loans) during the period as the asset class underperformed relative to high yield bonds and higher-quality investments.

•

The Fund uses credit default swaps to express a particular view in an individual credit name and as a means of managing risk. It also utilizes credit default swaps on a basket of securities in order to put cash to work or quickly increase or decrease the portfolio’s exposure to market movements. The Fund may also use stock futures and options to hedge the equity risk inherent within an individual position or group of positions. Stock futures are an efficient mechanism for reducing risk under certain market conditions. The Fund also uses forward contracts on foreign currencies to hedge the currency risk of non-dollar denominated bonds. During the period, the use of derivatives had an overall positive impact on Fund returns.

Describe recent portfolio activity.

•

During the 12-month period, the Fund’s positioning grew more conservative as the outlook for global growth deteriorated. The Fund migrated toward more resilient, higher-quality issuers paying attractive yields while reducing exposure to lower-quality issuers and higher-beta securities (those with greater sensitivity to market movements) that are more vulnerable to the economic cycle.

•

However, the environment shifted in December when the European Central Bank announced a long-term refinancing operation. This liquidity program provided a much-needed short-term solution for the financial markets and mitigated the risk of a collapse in the European banking system. Moreover, it was the catalyst for a positive turn in the valuation of risk assets. Given these developments, the Fund started selectively adding back some risk in names with appealing risk-reward characteristics. Despite this modest shift to “risk-on,” the Fund maintained its higher-quality, income-oriented bias throughout the period. The Fund continued to seek issuers with superior fundamentals (solid cash flows, earnings visibility and attractive downside protection), while generally remaining cautious of higher-beta credits and the more cyclical sectors.

Describe portfolio positioning at period end.

•

At period end, the Fund held 77% of its total portfolio in corporate bonds, 15% in floating rate loan interests (bank loans), with the remainder in common stocks and preferred securities. The Fund’s largest sector exposures included non-cable media, wireless and independent energy, while its portfolio holdings reflected less emphasis on the more cyclical segments of the market such as gaming, building materials and technology. The Fund ended the period with economic leverage at 24% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	FEBRUARY 29, 2012

BlackRock Corporate High Yield Fund III, Inc.

Fund Information
Symbol on NYSE	CYE
Initial Offering Date	January 30, 1998
Yield on Closing Market Price as of February 29, 2012 ($7.75)[1]	7.90%
Current Monthly Distribution per Common Share[2]	$0.051
Current Annualized Distribution per Common Share[2]	$0.612
Economic Leverage as of February 29, 2012[3]	24%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/29/12	2/28/11	Change	High	Low

Market Price	$7.75	$7.14	8.54%	$7.75	$6.08
Net Asset Value	$7.41	$7.56	(1.98)%	$7.70	$6.54

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition
	2/29/12	2/28/11
Corporate Bonds	77%	80%
Floating Rate Loan Interests	15	11
Common Stocks	6	5
Preferred Securities	2	2
Other Interests	—	2

Credit Quality Allocations[4]
	2/29/12	2/28/11
A	1%	—
BBB/Baa	7	4%
BB/Ba	38	31
B	43	46
CCC/Caa	10	14
Not Rated	1	5

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 29, 2012	7

Fund Summary as of February 29, 2012	BlackRock Debt Strategies Fund, Inc.

Investment Objective

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to provide current income by investing primarily in a diversified portfolio of US companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. The Fund’s secondary objective is to provide capital appreciation. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended February 29, 2012, the Fund returned 10.47% based on market price and 4.53% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 14.46% based on market price and 6.86% based on NAV. All returns reflect reinvestment of dividends. The Fund began the period with a discount to NAV, and ended the period with neither a discount nor a premium, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Fund’s positive performance during the 12-month period was driven largely by security selection among non-rated credits. On a sector basis, selection in non-cable media, chemicals and electric names boosted returns. The Fund’s tactical exposure to convertible bonds had a positive impact on performance and the use of leverage was an additional contributor.

•

The Fund invests roughly half of its assets in high yield bonds and half in floating rate loan interests (bank loans), while most funds in the Lipper category invest primarily in high yield bonds. While the Fund’s allocation to bank loans did not detract from performance on an absolute basis, the asset class underperformed high yield bonds for the period. Security selection in the paper and technology sectors pared the Fund’s gains for the period.

Describe recent portfolio activity.

•

As the outlook for global growth deteriorated and the European debt crisis intensified during the period, the Fund shifted to a more conservative stance by reducing exposure to higher-beta securities (those with greater sensitivity to market movements) while implementing hedging strategies and increasing its allocation to cash.

•

However, the environment shifted in December when the European Central Bank announced a long-term refinancing operation. This liquidity program provided a much-needed short-term solution for the financial markets and mitigated the risk of a collapse in the European banking system. Moreover, it was the catalyst for a positive turn in the valuation of risk assets. Given these developments, the Fund added some risk back into the portfolio. The Fund removed hedges and returned to a fully invested posture amid the liquidity-driven credit rally as global sentiment improved and tail risk for financial markets declined. Though the Fund shifted to a more “risk-on” stance, it continued to favor higher-quality issuers and sought those with stable cash flows and visible earnings, while generally remaining cautious of higher-beta credits with greater sensitivity to the economic cycle.

Describe portfolio positioning at period end.

•

At period end, the Fund held 54% of its total portfolio in floating rate loan interests (bank loans), 43% in corporate bonds, with the remainder in common stocks, asset-backed securities and other interests. The Fund’s largest sector exposures included cable media, independent energy and chemicals. The Fund ended the period with economic leverage at 25% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	FEBRUARY 29, 2012

BlackRock Debt Strategies Fund, Inc.

Fund Information

Symbol on NYSE	DSU
Initial Offering Date	March 27, 1998
Yield on Closing Market Price as of February 29, 2012 ($4.13)[1]	7.85%
Current Monthly Distribution per Common Share[2]	$0.027
Current Annualized Distribution per Common Share[2]	$0.324
Economic Leverage as of February 29, 2012[3]	25%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/29/12	2/28/11	Change	High	Low
Market Price	$4.13	$4.05	1.98%	$4.43	$3.45
Net Asset Value	$4.13	$4.28	(3.50)%	$4.31	$3.79

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition
	2/29/12	2/28/11
Floating Rate Loan Interests	54%	53%
Corporate Bonds	43	43
Common Stocks	1	1
Asset-Backed Securities	1	2
Other Interests	1	1

Credit Quality Allocations[4]
	2/29/12	2/28/11
A	1%	—
BBB/Baa	5	7%
BB/Ba	36	29
B	45	45
CCC/Caa	8	11
Not Rated	5	8

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 29, 2012	9

Fund Summary as of February 29, 2012	BlackRock Floating Rate Income Strategies Fund II, Inc.

Investment Objective

BlackRock Floating Rate Income Strategies Fund II, Inc.’s (FRB) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended February 29, 2012, the Fund returned (0.61)% based on market price and 3.41% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of (1.41)% based on market price and 2.78% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Positive performance during the 12-month period was driven largely by security selection among higher-quality loan instruments and non-rated credits. On a sector basis, selection in chemicals, electric and non-cable media helped performance. The Fund’s tactical exposure to high yield bonds proved beneficial as the asset class outperformed bank loans over the 12-month period.

•

Bank Loans underperformed high yield and assets with higher duration (greater sensitivity to interest rate movements), hindering the Fund’s performance for the period. Security selection among lower-quality bank loans also detracted from results. On a sector basis, selection within paper and technology pared the Fund’s gains for the period.

Describe recent portfolio activity.

•

The period began with severe market volatility in reaction to headwinds from Europe’s debt crisis and a possible US government shut-down. However, the environment shifted in December when the European Central Bank announced a long-term refinancing operation. This liquidity program provided a much-needed short-term solution for the financial markets and mitigated the risk of a collapse in the European banking system. Moreover, it was the catalyst for a positive turn in the valuation of risk assets.

•

During the period, the Fund maintained its focus on the higher quality portions of the loan market in terms of loan structure, liquidity and overall credit quality. Given the weak outlook for global growth, the Fund remained cautious of lower-rated less-liquid loans. The Fund sought issuers with attractive risk-reward characteristics and superior fundamentals. While the developments during the period bode well for the posture of risk markets going forward, the Fund continues to maintain a high quality bias.

Describe portfolio positioning at period end.

•

At period end, the Fund held 84% of its total portfolio in floating rate loan interests (bank loans), 13% in corporate bonds, with the remainder in asset-backed securities and common stocks. The Fund’s largest sector exposures included wireless, non-captive diversified financials and chemicals. The Fund ended the period with economic leverage at 22% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	FEBRUARY 29, 2012

BlackRock Floating Rate Income Strategies Fund II, Inc.

Fund Information

Symbol on NYSE	FRB
Initial Offering Date	July 30, 2004
Yield on Closing Market Price as of February 29, 2012 ($13.21)[1]	6.63%
Current Monthly Distribution per Common Share[2]	$0.073
Current Annualized Distribution per Common Share[2]	$0.876
Economic Leverage as of February 29, 2012[3]	22%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/29/12	2/28/11	Change	High	Low
Market Price	$13.21	$14.22	(7.10)%	$14.79	$11.39
Net Asset Value	$13.60	$14.07	(3.34)%	$14.12	$12.66

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition
	2/29/12	2/28/11
Floating Rate Loan Interests	84%	81%
Corporate Bonds	13	15
Asset-Backed Securities	2	3
Common Stocks	1	—
Other Interests	—	1

Credit Quality Allocations[4]
	2/29/12	2/28/11
BBB/Baa	10%	7%
BB/Ba	36	34
B	39	42
CCC/Caa	7	8
Not Rated	8	9

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 29, 2012	11

Fund Summary as of February 29, 2012	BlackRock Senior High Income Fund, Inc.

Investment Objective

BlackRock Senior High Income Fund, Inc.’s (ARK) (the “Fund”) investment objective is to provide high current income by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended February 29, 2012, the Fund returned 5.54% based on market price and 6.86% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 14.46% based on market price and 6.86% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Fund’s positive performance during the 12-month period was driven largely by security selection among non-rated credits. Selection among lower-rated credits had a modestly positive impact. On a sector basis, selection in chemicals, non-cable media and electric names boosted returns. The Fund’s tactical exposure to convertible bonds proved beneficial and the use of leverage was an additional contributor.

•

The Fund invests roughly half of its assets in high yield bonds and half in floating rate loan interests (bank loans), while most funds in the Lipper category invest primarily in high yield bonds. While the Fund’s allocation to bank loans did not detract from performance on an absolute basis, the asset class underperformed high yield bonds for the period. Security selection in the paper and technology sectors dampened results for the period.

Describe recent portfolio activity.

•

As the outlook for global growth deteriorated and the European debt crisis intensified during the period, the Fund shifted to more conservative stance by reducing exposure to higher-beta securities (those with greater sensitivity to market movements) while implementing hedging strategies and increasing its allocation to cash.

•

However, the environment shifted in December when the European Central Bank announced a long-term refinancing operation. This liquidity program provided a much-needed short-term solution for the financial markets and mitigated the risk of a collapse in the European banking system. Moreover, it was the catalyst for a positive turn in the valuation of risk assets. Given these developments, the Fund added some risk back into the portfolio. The Fund removed hedges and returned to a fully invested posture amid the liquidity-driven credit rally as global sentiment improved and tail risk for financial markets declined. Though the Fund shifted to a more “risk-on” stance, it continued to favor higher-quality issuers and sought those with stable cash flows and visible earnings, while generally remaining cautious of higher-beta credits with greater sensitivity to the economic cycle.

Describe portfolio positioning at period end.

•

At period end, the Fund held 56% of its total portfolio in floating rate loan interests (bank loans), 41% in corporate bonds, with the remainder in asset-backed securities and common stocks. The Fund’s largest sector exposures included cable media, independent energy and chemicals. The Fund ended the period with economic leverage at 23% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	FEBRUARY 29, 2012

BlackRock Senior High Income Fund, Inc.

Fund Information

Symbol on NYSE	ARK
Initial Offering Date	April 30, 1993
Yield on Closing Market Price as of February 29, 2012 ($4.06)[1]	7.39%
Current Monthly Distribution per Common Share[2]	$0.025
Current Annualized Distribution per Common Share[2]	$0.300
Economic Leverage as of February 29, 2012[3]	23%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/29/12	2/28/11	Change	High	Low
Market Price	$4.06	$4.18	(2.87)%	$4.31	$3.42
Net Asset Value	$4.15	$4.22	(1.66)%	$4.27	$3.86

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition
	2/29/12	2/28/11
Floating Rate Loan Interests	56%	53%
Corporate Bonds	41	43
Asset-Backed Securities	2	2
Common Stocks	1	1
Other Interests	—	1

Credit Quality Allocations[4]
	2/29/12	2/28/11
A	1%	—
BBB/Baa	6	9%
BB/Ba	39	31
B	48	49
CCC/Caa	3	3
Not Rated	3	8

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 29, 2012	13

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through a credit facility. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays interest expense on the $30 million of debt securities based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings earn income based on long-term interest rates. In this case, the interest expense of the borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities representing indebtedness up to 33 1/3% of their total managed assets (each Fund’s net assets plus the proceeds of any outstanding borrowings). In addition, each Fund voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of February 29, 2012, the Funds had aggregate economic leverage from borrowings through a credit facility as a percentage of their total managed assets as follows:

Percent of Economic Leverage
COY	21%
CYE	24%
DSU	25%
FRB	22%
ARK	23%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

14	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments February 29, 2012	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 3.2%
Dana Holding Corp. (a)	59,640	$954,241
Delphi Automotive Plc (a)	11,906	381,005
Delphi Automotive Plc (180-day lock) (acquired 11/17/11, cost $2,338,924) (a)(b)	220,982	6,894,626
		8,229,872
Capital Markets — 0.3%
E*Trade Financial Corp. (a)	68,100	655,803
Commercial Banks — 0.3%
CIT Group, Inc. (a)	15,510	631,412
Communications Equipment — 0.3%
Loral Space & Communications Ltd. (a)	11,463	816,624
Containers & Packaging — 0.0%
Smurfit Kappa Plc (a)	3,634	36,895
Diversified Financial Services — 0.6%
Kcad Holdings I Ltd.	178,231	1,631,702
Diversified Telecommunication Services — 0.1%
Level 3 Communications, Inc. (a)	14,120	343,257
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	67,974	340
Energy Equipment & Services — 1.0%
Laricina Energy Ltd. (a)	35,294	1,515,988
Osum Oil Sands Corp. (a)	74,000	934,863
Transocean Ltd.	5,000	266,700
		2,717,551
Hotels, Restaurants & Leisure — 0.0%
Travelport Worldwide Ltd.	70,685	35,343
Media — 1.7%
Belo Corp., Class A	43,324	310,633
Charter Communications, Inc. (a)	59,916	3,799,273
Clear Channel Outdoor Holdings, Inc., Class A (a)	8,934	118,197
		4,228,103
Metals & Mining — 0.2%
African Minerals Ltd. (a)	40,400	369,340
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd.	41,686	65,723
Ainsworth Lumber Co. Ltd. (c)	36,744	57,932
Western Forest Products, Inc. (a)	147,968	143,564
Western Forest Products, Inc. (a)(c)	41,528	40,292
		307,511
Professional Services — 0.0%
Pendrell Corp. (a)	3,200	7,744
Road & Rail — 0.2%
Dollar Thrifty Automotive Group, Inc. (a)	5,500	417,505
Semiconductors & Semiconductor Equipment — 0.3%
Spansion, Inc., Class A (a)	60,342	772,378
SunPower Corp. (a)	123	926
		773,304

Common Stocks	Shares	Value
Software — 0.0%
Bankruptcy Management Solutions, Inc. (a)	468	$9
HMH Holdings/EduMedia (a)	82,415	20,604
		20,613
Total Common Stocks — 8.3%		21,222,919

Corporate Bonds	Par (000)
Aerospace & Defense — 0.5%
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18	USD	210	221,025
7.13%, 3/15/21		295	316,019
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		716	771,490
			1,308,534
Air Freight & Logistics — 0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		593	618,153
Series 2, 12.38%, 8/16/15		599	624,794
			1,242,947
Airlines — 2.2%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23		1,038	1,100,280
Continental Airlines, Inc.:
6.75%, 9/15/15 (c)		540	545,400
6.90%, 7/02/18		268	267,116
Series 2010-1, Class B, 6.00%, 7/12/20		384	372,290
Delta Air Lines, Inc.:
Series 2009-1-B, 9.75%, 6/17/18		180	190,654
Series 2010-1-B, 6.38%, 7/02/17		447	417,945
United Air Lines, Inc., 12.75%, 7/15/12		1,964	2,032,906
US Airways Pass-Through Trust, Series 2011-1, Class C, 10.88%, 10/22/14		630	630,000
			5,556,591
Auto Components — 1.8%
Allison Transmission, Inc., 11.00%, 11/01/15 (c)		68	71,825
Baker Corp. International, Inc., 8.25%, 6/01/19 (c)		190	193,800
Dana Holding Corp., 6.75%, 2/15/21		410	443,825
Delphi Corp., 6.13%, 5/15/21 (c)		150	160,875
Icahn Enterprises LP, 8.00%, 1/15/18		2,995	3,174,700
International Automotive Components Group, SL, 9.13%, 6/01/18 (c)		40	35,600
Titan International, Inc., 7.88%, 10/01/17		430	456,875
			4,537,500
Beverages — 0.4%
Cott Beverages, Inc., 8.13%, 9/01/18		245	270,112
Crown European Holdings SA:
7.13%, 8/15/18 (c)	EUR	277	395,342
7.13%, 8/15/18		221	315,417
			980,871

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

CAD	Canadian Dollar
ETF	Exchange-Traded Fund
DIP	Debtor-In-Possession
EUR	Euro
FKA	Formerly Known As
GBP	British Pound
SPDR	Standard and Poor’s Depositary Receipts
USD	US Dollar

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	15

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Biotechnology — 0.1%
QHP Pharma, 10.25%, 3/15/15 (c)	USD	218	$219,339
Building Products — 0.7%
Building Materials Corp. of America (c):
7.00%, 2/15/20		410	444,850
6.75%, 5/01/21		930	1,011,375
Momentive Performance Materials, Inc., 11.50%, 12/01/16		435	365,400
			1,821,625
Capital Markets — 1.0%
American Capital Ltd., 7.96%, 12/31/13 (d)		650	662,051
E*Trade Financial Corp.:
12.50%, 11/30/17 (e)		980	1,141,700
3.43%, 8/31/19 (c)(f)(g)		226	213,853
KKR Group Finance Co., 6.38%, 9/29/20 (c)		600	638,530
			2,656,134
Chemicals — 4.0%
American Pacific Corp., 9.00%, 2/01/15		800	780,000
Ashland, Inc., 9.13%, 6/01/17		395	443,388
Basell Finance Co. BV, 8.10%, 3/15/27 (c)		455	520,975
Celanese US Holdings LLC, 5.88%, 6/15/21		1,640	1,787,600
Chemtura Corp., 7.88%, 9/01/18		345	370,875
Hexion U.S. Finance Corp., 9.00%, 11/15/20		285	279,300
Huntsman International LLC, 8.63%, 3/15/21		155	175,150
Ineos Finance Plc, 8.38%, 2/15/19 (c)		430	456,875
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	350	479,128
Kraton Polymers LLC, 6.75%, 3/01/19	USD	115	117,300
Lyondell Chemical Co., 11.00%, 5/01/18		2,516	2,758,076
LyondellBasell Industries NV, 6.00%, 11/15/21 (c)		145	159,138
Nexeo Solutions LLC, 8.38%, 3/01/18 (c)		170	170,000
OXEA Finance/Cy SCA, 9.63%, 7/15/17 (c)	EUR	366	523,835
PolyOne Corp., 7.38%, 9/15/20	USD	200	215,500
Solutia, Inc., 7.88%, 3/15/20		565	662,462
TPC Group LLC, 8.25%, 10/01/17		310	327,050
			10,226,652
Commercial Banks — 2.4%
CIT Group, Inc.:
7.00%, 5/02/16 (c)		2,245	2,247,806
7.00%, 5/01/17		955	955,000
7.00%, 5/02/17 (c)		2,395	2,397,994
5.50%, 2/15/19 (c)		550	561,687
			6,162,487
Commercial Services & Supplies — 1.9%
ACCO Brands Corp., 10.63%, 3/15/15		305	336,647
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)		500	495,620
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (c)		24	22,800
Casella Waste Systems, Inc., 7.75%, 2/15/19		610	606,950
Clean Harbors, Inc., 7.63%, 8/15/16		320	339,200
Iron Mountain, Inc., 7.75%, 10/01/19		380	419,900
Mobile Mini, Inc., 7.88%, 12/01/20		335	351,750
RSC Equipment Rental, Inc.:
10.00%, 7/15/17 (c)		555	643,800
8.25%, 2/01/21		800	848,000
Verisure Holding AB:
8.75%, 9/01/18	EUR	169	227,410
8.75%, 12/01/18		100	118,575
WCA Waste Corp., 7.50%, 6/15/19 (c)	USD	310	313,875
West Corp., 8.63%, 10/01/18		125	137,187
			4,861,714

Corporate Bonds	Par (000)		Value
Communications Equipment — 0.7%
Avaya, Inc., 9.75%, 11/01/15	USD	650	$650,000
Frontier Communications Corp., 6.25%, 1/15/13		830	856,975
Hughes Satellite Systems Corp., 6.50%, 6/15/19		340	360,400
			1,867,375
Computers & Peripherals — 0.1%
SanDisk Corp., 1.50%, 8/15/17 (g)		200	239,500
Construction & Engineering — 0.1%
Abengoa SA, 8.50%, 3/31/16	EUR	100	136,587
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (c)	USD	175	184,188
			320,775
Construction Materials — 0.2%
Xefin Lux SCA:
8.00%, 6/01/18	EUR	100	133,896
8.00%, 6/01/18 (c)		233	311,978
			445,874
Consumer Finance — 1.5%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	435	463,275
Ford Motor Credit Co. LLC:
7.80%, 6/01/12		200	202,465
7.00%, 4/15/15		1,890	2,097,900
12.00%, 5/15/15		670	842,487
6.63%, 8/15/17		131	148,445
			3,754,572
Containers & Packaging — 1.3%
Ardagh Packaging Finance Plc (c):
7.38%, 10/15/17		205	220,375
7.38%, 10/15/17	EUR	335	470,868
9.13%, 10/15/20	USD	365	376,862
Berry Plastics Corp.:
4.42%, 9/15/14 (h)		275	263,312
8.25%, 11/15/15		110	118,250
9.75%, 1/15/21		330	353,100
GCL Holdings SCA, 9.38%, 4/15/18 (c)	EUR	244	290,135
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	340	374,000
OI European Group BV, 6.88%, 3/31/17	EUR	152	210,610
Sealed Air Corp., 8.38%, 9/15/21	USD	235	269,075
Smurfit Kappa Acquisitions, 7.75%, 11/15/19 (c)	EUR	296	424,924
			3,371,511
Diversified Consumer Services — 1.5%
Service Corp. International, 7.00%, 6/15/17	USD	2,800	3,136,000
ServiceMaster Co., 8.00%, 2/15/20 (c)		605	638,275
			3,774,275
Diversified Financial Services — 4.9%
Ally Financial, Inc.:
7.50%, 12/31/13		350	372,750
8.30%, 2/12/15		530	585,650
6.25%, 12/01/17		480	496,137
7.50%, 9/15/20		620	682,775
8.00%, 11/01/31		1,075	1,199,969
8.00%, 11/01/31		560	607,631
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		340	362,525
Boparan Holdings Ltd. (c):
9.75%, 4/30/18	EUR	100	131,098
9.88%, 4/30/18	GBP	130	203,715
DPL, Inc., 7.25%, 10/15/21 (c)	USD	725	826,500
FCE Bank Plc, 4.75%, 1/19/15	EUR	838	1,144,367

See Notes to Consolidated Financial Statements.

16	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
General Motors Financial Co., Inc., 6.75%, 6/01/18 (c)	USD	270	$291,373
Leucadia National Corp., 8.13%, 9/15/15		790	878,875
Reynolds Group Issuer, Inc.:
8.75%, 10/15/16 (c)		425	452,625
8.75%, 10/15/16 (c)(k)	EUR	290	410,515
8.75%, 10/15/16		503	712,031
7.13%, 4/15/19 (c)	USD	230	243,225
7.88%, 8/15/19 (c)		1,010	1,105,950
9.88%, 8/15/19 (c)		1,030	1,064,762
WMG Acquisition Corp. (c):
9.50%, 6/15/16		110	121,550
11.50%, 10/01/18		535	568,437
			12,462,460
Diversified Telecommunication Services — 3.8%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		1,000	897,500
GCI, Inc., 6.75%, 6/01/21		264	267,300
ITC Deltacom, Inc., 10.50%, 4/01/16		260	271,050
Level 3 Financing, Inc. (c):
8.13%, 7/01/19		2,144	2,245,840
8.63%, 7/15/20		980	1,046,150
Qwest Communications International, Inc.:
7.50%, 2/15/14		1,200	1,204,200
8.00%, 10/01/15		610	654,797
Series B, 7.50%, 2/15/14		1,575	1,580,513
Qwest Corp., 7.63%, 6/15/15		500	568,794
Videotron Ltee, 5.00%, 7/15/22 (c)(i)		130	130,325
Windstream Corp.:
8.13%, 8/01/13		400	429,000
7.88%, 11/01/17		360	405,900
			9,701,369
Electric Utilities — 0.8%
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	1,600	1,992,054
Electronic Equipment, Instruments & Components — 0.2%
Elster Finance BV, 6.25%, 4/15/18 (c)	USD	105	141,850
Jabil Circuit, Inc., 8.25%, 3/15/18		215	255,850
NXP BV/NXP Funding LLC, 9.75%, 8/01/18 (c)		190	214,937
			612,637
Energy Equipment & Services — 3.2%
Antero Resources Finance Corp., 7.25%, 8/01/19 (c)		150	158,250
Atwood Oceanics, Inc., 6.50%, 2/01/20		130	136,825
Calfrac Holdings LP, 7.50%, 12/01/20 (c)		360	360,000
Compagnie Générale de Géophysique Veritas, 7.75%, 5/15/17		235	244,694
Forbes Energy Services Ltd., 9.00%, 6/15/19		335	329,975
Frac Tech Services LLC, 7.63%, 11/15/18 (c)		1,615	1,724,012
Key Energy Services, Inc., 6.75%, 3/01/21		415	434,713
MEG Energy Corp., 6.50%, 3/15/21 (c)		900	963,000
Oil States International, Inc., 6.50%, 6/01/19		290	311,750
Peabody Energy Corp., 6.25%, 11/15/21 (c)		2,410	2,524,475
Transocean, Inc., 6.38%, 12/15/21		695	820,204
			8,007,898
Food Products — 0.2%
Darling International, Inc., 8.50%, 12/15/18		220	247,500
Post Holdings, Inc., 7.38%, 2/15/22 (c)		210	223,650
			471,150

Corporate Bonds	Par (000)		Value
Health Care Equipment & Supplies — 2.2%
Biomet, Inc.:
10.00%, 10/15/17	USD	180	$195,525
10.38%, 10/15/17 (e)		1,335	1,453,481
DJO Finance LLC (FKA Johnson Diversey, Inc):
10.88%, 11/15/14		2,130	2,167,275
7.75%, 4/15/18		95	81,700
Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 (c)		192	212,640
Fresenius Medical Care US Finance II, Inc., 5.88%, 1/31/22 (c)		600	633,000
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (c)		500	577,500
Teleflex, Inc., 6.88%, 6/01/19		270	290,925
			5,612,046
Health Care Providers & Services — 5.4%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		380	388,550
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (c)	EUR	400	552,904
Crown Newco 3 Plc, 7.00%, 2/15/18 (c)	GBP	331	519,347
HCA, Inc.:
8.50%, 4/15/19	USD	120	134,400
6.50%, 2/15/20		1,830	1,962,675
7.88%, 2/15/20		85	93,713
7.25%, 9/15/20		2,405	2,621,450
5.88%, 3/15/22		250	256,250
Health Management Associates, Inc., 7.38%, 1/15/20 (c)		860	896,550
IASIS Healthcare LLC, 8.38%, 5/15/19 (c)		695	663,725
INC Research LLC, 11.50%, 7/15/19 (c)		375	360,000
inVentiv Health, Inc. (FKA Ventive Health, Inc.), 10.00%, 8/15/18 (c)		115	104,650
Omnicare, Inc., 7.75%, 6/01/20		905	1,007,944
PSS World Medical, Inc., 6.38%, 3/01/22 (c)		265	275,600
Symbion, Inc., 8.00%, 6/15/16 (c)		315	303,975
Tenet Healthcare Corp.:
10.00%, 5/01/18		752	876,080
6.25%, 11/01/18 (c)		300	319,875
8.88%, 7/01/19		2,010	2,291,400
			13,629,088
Health Care Technology — 1.0%
IMS Health, Inc., 12.50%, 3/01/18 (c)		2,235	2,659,650
Hotels, Restaurants & Leisure — 2.7%
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		275	301,125
10.00%, 12/15/18		1,345	1,039,012
Caesars Operating Escrow, LLC., 8.50%, 2/15/20 (c)		655	668,100
Diamond Resorts Corp., 12.00%, 8/15/18		1,100	1,160,500
El Dorado Resorts LLC, 8.63%, 6/15/19 (c)		125	119,063
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	296	381,434
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (c)	USD	270	237,600
MGM Resorts International:
13.00%, 11/15/13		90	105,075
10.38%, 5/15/14		235	267,313
4.25%, 4/15/15 (g)		495	530,887
11.13%, 11/15/17		1,315	1,495,812
Travelport LLC (FKA Travelport, Inc):
5.11%, 9/01/14 (h)		165	84,563
9.88%, 9/01/14		35	20,038
9.00%, 3/01/16		110	58,300
6.58%, 12/01/16 (c)(e)		373	262,728
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(j)		315	—
			6,731,550

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	17

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Household Durables — 1.6%
Beazer Homes USA, Inc., 12.00%, 10/15/17	USD	1,425	$1,553,250
Jarden Corp., 7.50%, 1/15/20	EUR	285	383,502
Ryland Group, Inc., 6.63%, 5/01/20	USD	315	321,300
Standard Pacific Corp.:
10.75%, 9/15/16		1,285	1,476,144
8.38%, 1/15/21		265	281,563
			4,015,759
Household Products — 0.2%
Ontex IV SA, 7.50%, 4/15/18 (c)	EUR	130	159,343
Spectrum Brands Holdings, Inc., 9.50%, 6/15/18	USD	330	376,200
			535,543
Independent Power Producers & Energy Traders — 3.0%
AES Corp., 7.38%, 7/01/21		600	684,000
Calpine Corp. (c):
7.25%, 10/15/17		165	174,900
7.50%, 2/15/21		95	103,075
7.88%, 1/15/23		260	283,400
Energy Future Holdings Corp., 10.00%, 1/15/20		2,920	3,157,250
Energy Future Intermediate Holding Co. LLC:
10.00%, 12/01/20		881	956,986
11.75%, 3/01/22 (c)		1,310	1,342,750
Laredo Petroleum, Inc., 9.50%, 2/15/19		470	518,175
QEP Resources, Inc., 5.38%, 10/01/22		305	308,050
			7,528,586
Industrial Conglomerates — 2.5%
Sequa Corp. (c):
11.75%, 12/01/15		2,190	2,326,875
13.50%, 12/01/15		3,759	4,012,468
			6,339,343
Insurance — 1.0%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (c)		1,600	1,682,000
CNO Financial Group, Inc., 9.00%, 1/15/18 (c)		339	364,849
Genworth Financial, Inc., 7.63%, 9/24/21		390	404,634
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (c)		235	209,738
			2,661,221
IT Services — 1.7%
Eagle Parent Canada, Inc., 8.63%, 5/01/19 (c)		510	527,850
First Data Corp.:
7.38%, 6/15/19 (c)		180	182,025
8.88%, 8/15/20 (c)		495	535,837
8.25%, 1/15/21 (c)		610	590,175
12.63%, 1/15/21		1,368	1,436,400
SunGard Data Systems, Inc.:
7.38%, 11/15/18		400	430,000
7.63%, 11/15/20		550	594,000
			4,296,287
Machinery — 0.8%
Navistar International Corp.:
3.00%, 10/15/14 (g)		301	339,001
8.25%, 11/01/21		126	137,813
SPX Corp., 6.88%, 9/01/17		160	177,600
UR Financing Escrow Corp. (c)(i):
5.75%, 7/15/18		236	242,490
7.38%, 5/15/20		320	328,400
7.63%, 4/15/22		820	848,700
			2,074,004

Corporate Bonds	Par (000)		Value
Media — 14.0%
Affinion Group, Inc., 7.88%, 12/15/18	USD	745	$666,775
AMC Networks, Inc., 7.75%, 7/15/21 (c)		205	228,575
CCH II LLC, 13.50%, 11/30/16		2,982	3,429,719
CCO Holdings LLC:
7.88%, 4/30/18		100	109,250
7.38%, 6/01/20		240	264,000
6.50%, 4/30/21		411	436,687
Checkout Holding Corp., 10.68%, 11/15/15 (c)(f)		615	276,750
Cinemark USA, Inc., 8.63%, 6/15/19		200	222,500
Clear Channel Communications, Inc., 9.00%, 3/01/21		505	464,600
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		1,379	1,510,005
7.63%, 3/15/20 (c)(i)		960	960,000
Series B, 9.25%, 12/15/17		5,280	5,808,000
Cox Enterprises, Inc. (c):
Loan Close 2, 12.00%, 8/15/18		642	651,751
Loan Close 3, 12.00%, 8/15/18		734	745,139
Shares Loan, 12.00%, 8/15/18		757	768,500
CSC Holdings LLC, 8.50%, 4/15/14		370	410,700
DISH DBS Corp., 7.00%, 10/01/13		90	96,638
Gray Television, Inc., 10.50%, 6/29/15		900	950,625
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (c)		330	225,225
9.50%, 5/15/15		290	228,375
Intelsat Luxembourg SA:
11.25%, 6/15/16		1,400	1,480,500
11.25%, 2/04/17		330	340,313
11.50%, 2/04/17 (e)		1,220	1,256,600
Interactive Data Corp., 10.25%, 8/01/18		1,235	1,392,462
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		315	360,675
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (c)	EUR	613	873,869
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18 (c)		315	442,794
Lamar Media Corp., 5.88%, 2/01/22 (c)	USD	185	193,094
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (c)		675	718,031
Musketeer GmbH, 9.50%, 3/15/21 (c)	EUR	385	553,970
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (c)	USD	570	627,000
Nielsen Finance LLC:
11.63%, 2/01/14		45	52,313
7.75%, 10/15/18		2,085	2,319,562
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (c)	GBP	189	296,922
ProQuest LLC, 9.00%, 10/15/18 (c)	USD	460	407,100
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(c)(g)(j)		812	406
Unitymedia GmbH:
9.63%, 12/01/19	EUR	158	227,344
9.63%, 12/01/19 (c)		530	762,608
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany GmbH) (c):
8.13%, 12/01/17	USD	540	585,900
8.13%, 12/01/17	EUR	407	582,914
UPC Holding BV, 9.88%, 4/15/18 (c)	USD	400	444,000
UPCB Finance II Ltd. (c):
6.38%, 7/01/20	EUR	753	998,205
6.38%, 7/01/20		300	397,691
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	279	479,370
Ziggo Bond Co. BV, 8.00%, 5/15/18 (c)	EUR	343	483,255
Ziggo Finance BV, 6.13%, 11/15/17 (c)		672	928,879
			35,659,591

See Notes to Consolidated Financial Statements.

18	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Metals & Mining — 3.1%
Goldcorp, Inc., 2.00%, 8/01/14 (g)	USD	970	$1,229,475
New World Resources NV, 7.88%, 5/01/18	EUR	627	847,882
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (g)	USD	1,345	1,856,100
Novelis, Inc., 8.75%, 12/15/20 (c)		3,045	3,395,175
Taseko Mines Ltd., 7.75%, 4/15/19		385	369,600
Vedanta Resources Plc, 8.25%, 6/07/21 (c)		245	226,013
			7,924,245
Multiline Retail — 1.7%
Dollar General Corp., 11.88%, 7/15/17 (h)		4,007	4,397,723
Oil, Gas & Consumable Fuels — 10.7%
Alpha Natural Resources, Inc., 6.25%, 6/01/21		365	354,050
Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (c)		405	417,150
Berry Petroleum Co., 8.25%, 11/01/16		470	489,975
Bill Barrett Corp., 9.88%, 7/15/16		20	22,100
BreitBurn Energy Partners LP, 7.88%, 4/15/22 (c)		235	246,163
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18		120	124,800
Chesapeake Midstream Partners LP, 6.13%, 7/15/22		250	258,750
Chesapeake Oilfield Operating LLC, 6.63%, 11/15/19 (c)		50	51,000
Coffeyville Resources LLC, 9.00%, 4/01/15 (c)		243	260,010
Concho Resources, Inc., 7.00%, 1/15/21		375	421,875
Consol Energy, Inc., 8.25%, 4/01/20		1,800	1,962,000
Continental Resources, Inc., 7.13%, 4/01/21		340	377,400
Copano Energy LLC, 7.13%, 4/01/21		305	323,300
Crosstex Energy LP, 8.88%, 2/15/18		165	179,025
Crown Oil Partners IV LP, 15.00%, 3/07/15		535	534,697
Denbury Resources, Inc.:
8.25%, 2/15/20		597	680,580
6.38%, 8/15/21		320	352,800
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		510	564,825
7.75%, 6/15/19		815	859,825
EV Energy Partners LP, 8.00%, 4/15/19		140	147,000
Hilcorp Energy I LP, 7.63%, 4/15/21 (c)		690	752,100
Holly Energy Partners LP, 6.50%, 3/01/20 (c)(i)		145	148,081
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (c)		300	321,000
Linn Energy LLC:
6.50%, 5/15/19 (c)		90	91,800
6.25%, 11/01/19 (c)		1,665	1,662,919
8.63%, 4/15/20		205	227,550
7.75%, 2/01/21		185	198,875
MarkWest Energy Partners LP, 6.75%, 11/01/20		120	131,100
Newfield Exploration Co., 6.88%, 2/01/20		865	934,200
Niska Gas Storage US LLC, 8.88%, 3/15/18		525	504,000
Oasis Petroleum, Inc.:
7.25%, 2/01/19		300	318,000
6.50%, 11/01/21		270	278,100
OGX Petroleo e Gas Participações SA, 8.50%, 6/01/18 (c)		4,410	4,597,425
PBF Holding Co. LLC, 8.25%, 2/15/20 (c)		315	315,000
PetroBakken Energy Ltd., 8.63%, 2/01/20 (c)		800	850,000
Petrohawk Energy Corp.:
10.50%, 8/01/14		350	388,937
7.88%, 6/01/15		450	475,312
7.25%, 8/15/18		290	331,688
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (c)		530	556,500
Pioneer Natural Resources Co.:
6.88%, 5/01/18		425	499,236
7.50%, 1/15/20		135	166,829

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Plains Exploration & Production Co.:
6.63%, 5/01/21	USD	735	$793,800
6.75%, 2/01/22		475	520,125
Precision Drilling Corp., 6.50%, 12/15/21 (c)		275	293,563
Range Resources Corp.:
8.00%, 5/15/19		345	384,675
5.75%, 6/01/21		900	963,000
5.00%, 8/15/22 (i)		403	407,030
Ruby Pipeline LLC, 6.00%, 4/01/22 (c)		360	359,278
Samson Investment Co., 9.75%, 2/15/20 (c)		605	636,762
SandRidge Energy, Inc., 7.50%, 3/15/21		410	414,100
SM Energy Co., 6.63%, 2/15/19		120	128,700
			27,277,010
Paper & Forest Products — 2.3%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (c)(e)		363	264,678
Boise Paper Holdings LLC:
9.00%, 11/01/17		400	440,000
8.00%, 4/01/20		140	153,650
Clearwater Paper Corp.:
10.63%, 6/15/16		370	420,413
7.13%, 11/01/18		535	569,775
Georgia-Pacific LLC, 8.25%, 5/01/16 (c)		1,525	1,689,436
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (c)		315	323,663
NewPage Corp., 11.38%, 12/31/14 (a)(j)		1,935	1,165,837
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (c)		120	112,500
Verso Paper Holdings LLC, 11.50%, 7/01/14		707	721,140
			5,861,092
Pharmaceuticals — 0.7%
Capsugel Finance Co. SCA:
9.88%, 8/01/19	EUR	100	143,222
9.88%, 8/01/19 (c)		200	286,444
Jaguar Holding Co. II, 9.50%, 12/01/19 (c)	USD	390	426,563
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (c)		780	795,600
			1,651,829
Professional Services — 0.4%
FTI Consulting, Inc., 6.75%, 10/01/20		850	919,062
Real Estate Investment Trusts (REITs) — 0.7%
Felcor Lodging LP, 6.75%, 6/01/19		1,285	1,313,912
The Rouse Co. LP, 6.75%, 11/09/15		480	502,200
			1,816,112
Real Estate Management & Development — 2.4%
CBRE Services, Inc., 6.63%, 10/15/20		310	329,375
Forest City Enterprises, Inc., 7.63%, 6/01/15		1,325	1,305,125
Realogy Corp.:
11.50%, 4/15/17		360	329,400
12.00%, 4/15/17		90	82,800
7.88%, 2/15/19 (c)		2,185	2,119,450
7.63%, 1/15/20 (c)		465	480,112
9.00%, 1/15/20 (c)		335	336,675
Shea Homes LP, 8.63%, 5/15/19 (c)		1,145	1,156,450
			6,139,387
Road & Rail — 1.6%
Avis Budget Car Rental LLC, 8.25%, 1/15/19		115	119,888
Florida East Coast Railway Corp., 8.13%, 2/01/17		410	414,100
Hertz Holdings Netherlands BV:
8.50%, 7/31/15	EUR	172	247,488
8.50%, 7/31/15 (c)		1,225	1,762,632

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	19

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Road & Rail (concluded)
The Hertz Corp.:
7.50%, 10/15/18	USD	595	$641,856
6.75%, 4/15/19 (c)		100	104,750
6.75%, 4/15/19 (c)(i)		265	277,588
7.38%, 1/15/21 (c)		455	492,537
			4,060,839
Semiconductors & Semiconductor Equipment — 0.2%
Spansion LLC, 7.88%, 11/15/17 (c)		540	530,550
Software — 0.2%
Sophia LP, 9.75%, 1/15/19 (c)		408	438,600
Specialty Retail — 2.5%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		335	359,288
Hillman Group, Inc., 10.88%, 6/01/18		490	513,275
House of Fraser Funding Plc, 8.88%, 8/15/18 (c)	GBP	480	683,451
Limited Brands, Inc.:
8.50%, 6/15/19	USD	745	890,275
5.63%, 2/15/22		150	154,500
Phones4u Finance Plc, 9.50%, 4/01/18 (c)	GBP	370	516,525
QVC, Inc. (c):
7.13%, 4/15/17	USD	210	225,750
7.50%, 10/01/19		565	627,150
7.38%, 10/15/20		270	299,025
Sally Holdings LLC, 6.88%, 11/15/19 (c)		500	537,500
Sonic Automotive, Inc., 9.00%, 3/15/18		345	375,187
Toys ‘R’ US-Delaware, Inc., 7.38%, 9/01/16 (c)		135	138,713
United Auto Group, Inc., 7.75%, 12/15/16		950	990,384
			6,311,023
Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (c)		398	418,397
Wireless Telecommunication Services — 5.2%
Cricket Communications, Inc., 7.75%, 5/15/16		226	240,690
Digicel Group Ltd. (c):
8.88%, 1/15/15		635	646,112
9.13%, 1/15/15		1,711	1,744,845
8.25%, 9/01/17		1,135	1,203,100
10.50%, 4/15/18		500	545,000
iPCS, Inc., 2.67%, 5/01/13 (h)		920	885,500
Matterhorn Mobile Holdings SA, 8.25%, 2/15/20	EUR	300	411,681
MetroPCS Wireless, Inc., 6.63%, 11/15/20	USD	990	1,019,700
NII Capital Corp., 7.63%, 4/01/21		614	627,815
Sprint Capital Corp., 6.88%, 11/15/28		2,230	1,739,400
Sprint Nextel Corp. (c):
9.00%, 11/15/18		1,950	2,174,250
7.00%, 3/01/20		1,850	1,880,062
			13,118,155
Total Corporate Bonds — 102.0%			259,202,536

Floating Rate Loan Interests (h)
Airlines — 0.2%
Delta Air Lines, Inc., Credit — New Term Loan B, 5.50%, 4/20/17	522	509,292
Auto Components — 0.2%
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17	450	451,314
Building Products — 0.1%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/30/17	318	323,155

Floating Rate Loan Interests (h)	Par (000)		Value
Capital Markets — 0.4%
Nuveen Investments, Inc.:
7.25%, 5/13/17	USD	600	$604,200
8.25%, 2/28/19		380	383,325
			987,525
Chemicals — 0.1%
PQ Corp., Term Loan B (First Lien), 3.50%, 7/30/14 (FKA Niagara Acquisition, Inc)		313	305,139
Communications Equipment — 0.1%
Avaya, Inc., Term Loan B1, 3.24%, 10/24/14		180	176,125
Construction & Engineering — 0.7%
Safway Services LLC, Mezzanine Loan, 15.63%, 12/16/17		1,750	1,750,000
Consumer Finance — 1.4%
Springleaf Finance Corp. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		3,940	3,591,743
Diversified Consumer Services — 0.0%
ServiceMaster Co.:
Delayed Draw Term Loan, 2.75% – 2.99%, 7/24/14		8	7,566
Term Loan, 2.80%, 7/24/14		77	75,974
			83,540
Diversified Telecommunication Services — 0.2%
Level 3 Financing, Inc., Incremental Tranche A Term Loan, 2.49% – 2.83%, 3/13/14		475	467,162
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC (FKA CDW Corp.):
Non-Extended Term Loan, 3.74%, 10/10/14		97	96,793
Extended Term Loan, 4.00%, 7/14/17		255	249,217
			346,010
Energy Equipment & Services — 1.0%
CCS Corp., Incremental Term Loan, 6.50%, 10/17/14		250	250,250
Dynegy Holdings, Inc.:
Coal Co. Term Loan, 9.25%, 8/04/16		1,332	1,324,178
Gas Co. Term Loan, 9.25%, 8/04/16		968	998,054
			2,572,482
Food & Staples Retailing — 0.1%
U.S. Foodservice, Inc., Term Loan B, 2.74%, 7/03/14		155	149,575
Food Products — 0.1%
Advance Pierre Foods, Term Loan (Second Lien), 11.25%, 9/29/17		200	200,166
Health Care Providers & Services — 0.6%
Harden Healthcare LLC:
Term Loan A, 8.50%, 3/02/15		361	353,458
Tranche A Additional Term Loan, 7.75%, 3/02/15		412	403,490
inVentiv Health, Inc., Combined Term Loan, 6.50%, 8/04/16		795	764,413
			1,521,361
Hotels, Restaurants & Leisure — 1.3%
Caesars Entertainment Operating Co., Inc.:
Incremental Term Loan B4, 9.50%, 10/31/16		450	462,888
Term Loan B1, 3.24%, 1/28/15		740	693,809
Term Loan B2, 3.24%, 1/28/15		284	266,259
Term Loan B3, 3.24% – 3.47%, 1/28/15		900	842,846
OSI Restaurant Partners LLC:
Revolver, 2.56% – 2.79%, 6/14/13		9	8,319
Term Loan B, 2.56%, 6/14/14		86	84,383
Station Casinos, Inc., Term Loan B1, 3.24%, 6/17/16		950	856,586

See Notes to Consolidated Financial Statements.

20	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (h)	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
Travelport LLC (FKA Travelport, Inc.):
Extended Tranche A Term Loan, 6.54%, 9/28/12	USD	172	$81,479
Extended Tranche B Term Loan, 14.04%, 12/01/16		533	119,916
			3,416,485
Independent Power Producers & Energy Traders — 0.1%
Texas Competitive Electric Holdings Co. LLC (TXU), Extended Term Loan, 4.74%, 10/10/17		686	382,898
Industrial Conglomerates — 0.2%
Sequa Corp., Incremental Term Loan, 6.25%, 12/03/14		405	406,349
IT Services — 0.3%
First Data Corp., Extended Term Loan B, 4.24%, 3/23/18		720	646,085
Leisure Equipment & Products — 0.2%
Eastman Kodak Co., Term Loan B, 8.50%, 7/20/13		540	546,583
Media — 4.9%
Cengage Learning Acquisitions, Inc.:
Term Loan, 2.49%, 7/03/14		295	273,760
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,447	1,400,456
Cequel Communications LLC, Term Loan B, 4.00%, 2/11/19		550	544,374
Clear Channel Communications:
Term Loan B, 3.89%, 1/28/16		1,970	1,616,766
Term Loan C, 3.89%, 1/28/16		354	280,450
HMH Publishing Co. Ltd., Term Loan, 6.49%, 6/12/14		855	528,252
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		5,955	5,944,876
Interactive Data Corp., New Term Loan B, 4.50%, 2/12/18		45	44,899
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		1,375	1,414,531
Univision Communications, Inc., Extended First Lien Term Loan, 4.49%, 3/31/17		310	287,882
			12,336,246
Multiline Retail — 0.4%
HEMA Holding BV, Mezzanine, 9.03%, 7/05/17	EUR	1,125	1,147,114
Oil, Gas & Consumable Fuels — 0.6%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	USD	1,525	1,532,265
Paper & Forest Products — 0.3%
Verso Paper Finance Holdings LLC, Term Loan with PIK option, 6.79% – 7.54%, 2/01/13		1,372	686,018
Pharmaceuticals — 0.1%
Pharmaceutical Products Development, Inc., Term Loan B, 6.25%, 12/05/18		360	363,150
Real Estate Investment Trusts (REITs) — 0.6%
iStar Financial, Inc., Term Loan A1, 5.00%, 6/28/13		1,525	1,518,469
Real Estate Management & Development — 0.3%
Realogy Corp.:
Extended Synthetic Letter of Credit Loan, 4.53%, 10/10/16		104	96,574
Extended Term Loan, 4.77%, 10/10/16		689	639,091
			735,665
Semiconductors & Semiconductor Equipment — 0.0%
NXP B.V., Term Loan A-2, 5.50%, 3/03/17		65	64,512

Floating Rate Loan Interests (h)	Par (000)		Value
Software — 0.2%
Infor Enterprise Solutions Holdings, Inc.:
Extended Delayed Draw Term Loan, 7/28/15	USD	26	$25,430
Extended Initial Term Loan, 7/28/15		49	47,883
Extended Initial Term Loan, 7/28/15	EUR	395	495,998
			569,311
Specialty Retail — 0.2%
Claire’s Stores, Inc., Term Loan B, 2.99% – 3.30%, 5/29/14	USD	482	456,568
Wireless Telecommunication Services — 0.1%
Crown Castle International Corp., Term Loan B, 4.00%, 1/25/19		190	189,135
Total Floating Rate Loan Interests — 15.1%			38,431,442

Other Interests (l)	Beneficial Interest (000)
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate (a)	2,650	27
Media — 0.0%
Adelphia Escrow (a)	700	7
Adelphia Recovery Trust (a)	878	88
		95
Total Other Interests — 0.0%		122

Preferred Securities
Capital Trusts — 0.2%	Par (000)
Insurance — 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (h)	790	542,137

Preferred Stocks	Shares
Auto Components — 0.4%
Dana Holding Corp.,4.00% (a)(c)	7,570	1,019,111
Diversified Financial Services — 1.1%
Ally Financial, Inc.,7.00% (c)(h)	3,083	2,675,081
Total Preferred Stocks — 1.5%		3,694,192

Trust Preferred	Par (000)
Diversified Financial Services — 0.8%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)	USD	67,560	1,581,082
RBS Capital Funding Trust VII, 6.08%, 12/31/49		41,000	560,470
			2,141,552
Total Preferred Securities — 2.5%			6,377,881

Warrants (m)
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	29,930	—

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	21

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Warrants (m)	Par (000)		Value
Media — 0.1%
Cumulus Media, Inc. (Expires 3/26/19)	USD	39,975	$288,732
New Vision Holdings LLC, (Expires 9/30/14)		14,965	—
			288,732
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		312	—
HMH Holdings/EduMedia (Expires 3/09/17)		10	—
Total Warrants — 0.1%			288,732
Total Long-Term Investments (Cost — $318,754,854) — 128.0%			325,523,632

Short-Term Securities
BlackRock Liquidity Funds, TempCash, Institutional Class, 0.16% (n)(o)	2,264,805	2,264,805
Total Short-Term Securities (Cost — $2,264,805) — 0.9%		2,264,805

Options Purchased	Contracts
Exchange-Traded Put Options — 0.1%
SPDR S&P 500 ETF Trust:
Strike Price USD 134.00, Expires 3/17/12	1,075	101,050
Strike Price USD 136.00, Expires 3/17/12	180	28,440
Strike Price USD 136.00, Expires 4/21/12	180	57,420
		186,910
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/14/19, Broker Goldman Sachs Bank USA	17	—
Total Options Purchased (Cost — $426,553) — 0.1%		186,910
Total Investments Before Options Written (Cost — $321,446,212) — 129.0%		327,975,347

Options Written
Exchange-Traded Put Options — (0.0)%
SPDR S&P 500 ETF Trust, Strike Price USD 125.00, Expires 3/17/12	1,075	(15,587)
Total Options Written (Premiums Received — $76,897) — (0.0)%		(15,587)
Total Investments, Net of Options Written– 129.0%		327,959,760
Liabilities in Excess of Other Assets — (29.0)%		(73,783,998)
Net Assets — 100.0%		$254,175,762

(a)	Non-income producing security.

(b)	Restricted security as to resale. As of report date the Fund held 2.7% of its net assets, with a current value of $6,894,626 and an original cost of $2,338,924 in this security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Convertible security.

(h)	Variable rate security. Rate shown is as of report date.

(i)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Goldman Sachs & Co.	$960,000	—
Citigroup Global Markets, Inc.	$148,081	$3,081
Bank of America	$537,355	$4,355
Barclays Capital Inc.	$277,588	$1,988
Morgan Stanley Co.	$1,419,590	$43,590

(j)	Issuer filed for bankruptcy and/or is in default of interest payments.

(k)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(l)	Other interests represent beneficial interest in liquidation trusts and other reorganization or private entities.

(m)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(n)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2011	Net Activity	Shares Held at February 28, 2012	Income
BlackRock Liquidity Funds, TempCash, Institutional Class	1,721,866	542,939	2,264,805	$1,625

(o)	Represents the current yield as of report date

•	Financial futures contracts sold as of February 29, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
117	S&P 500 Index E-Mini	Chicago Mercantile	March 2012	$7,981,740	$(257,937)

•	Foreign currency exchange contracts as of February 29, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	901,215	CAD	925,000	Citibank NA	4/11/12	$(32,815)
USD	476,773	GBP	300,000	Citibank NA	4/11/12	(362)
EUR	94,000	USD	121,713	Citibank NA	4/18/12	3,548
USD	18,023,462	EUR	14,031,500	Citibank NA	4/18/12	(674,365)
USD	260,236	EUR	198,000	Citibank NA	4/18/12	(3,611)
USD	504,030	EUR	380,000	Citibank NA	4/18/12	(2,343)
USD	129,685	EUR	98,000	Citibank NA	4/18/12	(906)
EUR	300,000	USD	403,899	Deutsche Bank AG	4/18/12	(4,131)
USD	72,462	EUR	56,000	Deutsche Bank AG	4/18/12	(2,161)
USD	129,945	EUR	98,000	Deutsche Bank AG	4/18/12	(646)
USD	166,318	GBP	106,000	Royal Bank of Scotland Plc	4/11/12	(2,270)

USD	1,674,448	CAD	1,710,000	Royal Bank of Scotland Plc	4/11/12	(52,246)

GBP	150,000	USD	235,239	Royal Bank of Scotland Plc	4/11/12	3,328

USD	736,004	EUR	565,000	Royal Bank of Scotland Plc	4/18/12	(16,893)

See Notes to Consolidated Financial Statements.

22	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)

Foreign currency exchange contracts as of February 29, 2012 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	104,559	EUR	80,000	Royal Bank of Scotland Plc	4/18/12	$(2,045)
USD	436,394	EUR	329,000	Royal Bank of Scotland Plc	4/18/12	(2,018)
USD	3,029,818	GBP	1,976,500	UBS AG	4/11/12	(113,702)
USD	321,008	EUR	243,000	UBS AG	4/18/12	(2,805)
Total						$(906,443)

•	Credit default swaps on single-name issues — buy protection outstanding as of February 29, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$95	$(5,287)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$155	(8,097)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$85	(2,410)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$80	(2,861)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$80	(5,209)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	$280	14,909
Realogy Corp.	5.00%	Goldman Sachs International	9/20/16	$125	(14,443)
iStar Financial, Inc.	5.00%	Deutsche Bank AG	12/20/16	$250	(25,647)
Israel (State of)	1.00%	Deutsche Bank AG	3/20/17	$210	(2,183)
Israel Government Bond	1.00%	Deutsche Bank AG	3/20/17	$625	(6,931)
Total					$(58,159)

•	Credit default swaps on single-name issues — sold protection outstanding as of February 29, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Air Lease Corporation	5.00%	Goldman Sachs International	2/14/13	NR	$500	$690
CIT Group, Inc.	5.00%	Deutsche Bank AG	9/20/15	BB–	$3,100	207,030
Aramark Corp.	5.00%	Goldman Sachs International	3/20/16	B	$500	26,496
Aramark Corp.	5.00%	Goldman Sachs International	6/20/16	B	$300	14,273
Aramark Corp.	5.00%	Goldman Sachs International	6/20/16	B	$300	16,159
Aramark Corp.	5.00%	Credit Suisse Securities (USA LLC)	9/20/16	B	$125	10,126
Aramark Corp.	5.00%	Goldman Sachs International	9/20/16	B	$350	15,806
Aramark Corp.	5.00%	Goldman Sachs International	9/20/16	B	$125	9,663

Credit default swaps on single-name issues — sold protection outstanding as of February 29, 2012 were as follows (concluded):

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Bausch & Lomb Incorporated	5.00%	Credit Suisse Securities (USA LLC)	3/20/17	B	$100	$5,007
Aramark Corp.	5.00%	Deutsche Bank AG	3/20/17	B	$185	3,984
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B–	$430	9,327
Ford Motor Company	5.00%	Deutsche Bank AG	3/20/17	BB+	$1,300	78,265
CCO Holding LLC	8.00%	Deutsche Bank AG	9/20/17	BB–	$1,500	(84)
Total						$396,742

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

•	Credit default swaps on traded indexes — sold protection outstanding as of February 29, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[3]	Notional Amount (000)[4]	Unrealized Appreciation
Dow Jones CDX North America High Yield Index Series 17	5.00%	Morgan Stanley	12/20/16	B+	$582	$26,506

[3]	Using S&P’s rating of the underlying securities.

[4]	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	23

Consolidated Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund, Inc. (COY)

The following tables summarize the inputs used as of February 29, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$9,783,549	$7,300,861	$4,138,509	$21,222,919
Corporate Bonds	—	255,021,496	4,181,040	259,202,536
Floating Rate Loan Interests	—	32,976,564	5,454,878	38,431,442
Other Interests	88	—	34	122
Preferred Securities	2,141,552	4,236,329	—	6,377,881
Warrants	—	288,732	—	288,732
Short-Term Investments	2,264,805	—	—	2,264,805
Total	$14,189,994	$299,823,982	$13,774,461	$327,788,437

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$221, 195	$217,046	$438,241
Equity contracts	$186,910	—	—	186,910
Foreign currency exchange contracts	—	6,876	—	6,876
Liabilities:
Credit contracts	—	(73,068)	(84)	(73,152)
Equity contracts	(273,524)	—	—	(273,524)
Foreign currency exchange contracts	—	(913,319)	—	(913,319)
Total	$(86,614)	$(758,316)	$216,962	$(627,968)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Unfunded Loan Commitments (Liabilities)	Total
Assets/Liabilities:
Balance, as of February 28, 2011	$412,146	$5,083,048	$6,878,236	$7	$154	$(11,592)	$12,361,999
Accrued discounts/premiums	—	6,787	92,447	—	—	—	99,234
Net realized gain (loss)	5,012	(2,034,509)	39,924	—	—	—	(1,989,573)
Net change in unrealized appreciation/depreciation[2]	(2,557,439)	2,637,797	288,385	27	(154)	11,592	380,208
Purchases	6,283,492	624,199	336,483	—	—	—	7,244,174
Sales	(6,339)	(2,136,282)	(3,005,956)	—	—	—	(5,148,577)
Transfers in3	1,637	—	825,359	—	—	—	826,996
Transfers out[3]	—	—	—	—	—	—	—
Balance, as of February 29, 2012	$4,138,509	$4,181,040	$5,454,878	$34	—	—	$13,774,461

[2]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on securities still held on February 29, 2012 was $(3,458,179).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets/Liabilities:
Balance, as of February 28, 2011	—
Accrued discounts/premiums	$(28,779)
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	216,962
Issuances[5]	268,154
Purchases	—
Sales	—
Settlements[6]	(239,375)
Transfers in3	—
Transfers out[3]	—
Balance, as of February 29, 2012	$216,962

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

[4]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/ depreciation on derivative financial instruments still held at February 29, 2012 was $216,962.

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Consolidated Financial Statements.

24	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments February 29, 2012	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 2.9%
Delphi Automotive Plc (a)	13,654	$436,941
Delphi Automotive Plc (180-day lock) (acquired 11/17/11, cost $2,417,941) (a)(b)	242,654	7,570,792
		8,007,733
Capital Markets — 0.3%
E*Trade Financial Corp. (a)	74,600	718,398
Commercial Banks — 0.3%
CIT Group, Inc. (a)	16,900	687,999
Communications Equipment — 0.3%
Loral Space & Communications Ltd. (a)	12,778	910,305
Diversified Financial Services — 0.6%
Kcad Holdings I Ltd.	186,717,877	1,709,402
Diversified Telecommunication Services — 0.1%
Level 3 Communications, Inc. (a)	15,380	373,888
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	70,784	354
Energy Equipment & Services — 1.0%
Laricina Energy Ltd. (a)	35,294	1,515,988
Osum Oil Sands Corp. (a)	82,000	1,035,929
Transocean Ltd.	5,400	288,036
		2,839,953
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc.	1,099	110
Travelport Worldwide Ltd.	76,940	38,470
		38,580
Media — 1.6%
Belo Corp., Class A	47,382	339,729
Charter Communications, Inc. (a)	63,805	4,045,875
Clear Channel Outdoor Holdings, Inc., Class A (a)	9,964	131,824
		4,517,428
Metals & Mining — 0.2%
African Minerals Ltd. (a)	47,050	430,135
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd.	122,117	192,534
Ainsworth Lumber Co. Ltd. (c)	140,415	221,383
Western Forest Products, Inc. (a)	158,023	153,319
Western Forest Products, Inc. (a)(c)	45,762	44,400
		611,636
Professional Services — 0.0%
Pendrell Corp. (a)	3,500	8,470
Road & Rail — 0.2%
Dollar Thrifty Automotive Group, Inc. (a)	5,900	447,869
Semiconductors & Semiconductor Equipment — 0.3%
Spansion, Inc., Class A (a)	64,237	822,233
SunPower Corp. (a)	271	2,041
		824,274
Software — 0.0%
Bankruptcy Management Solutions, Inc. (a)	501	10
HMH Holdings/EduMedia (a)	89,669	22,417
		22,427
Total Common Stocks — 8.0%		22,148,851

Corporate Bonds	Par (000)		Value
Aerospace & Defense — 0.5%
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18	USD	230	$242,075
7.13%, 3/15/21		330	353,513
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		756	814,590
			1,410,178
Air Freight & Logistics — 0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		637	664,306
Series 2, 12.38%, 8/16/15		644	671,519
			1,335,825
Airlines — 2.2%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23		1,120	1,187,200
Continental Airlines, Inc.:
6.75%, 9/15/15 (c)		630	636,300
Series 1997-4-B, 6.90%, 7/02/18 (d)		278	277,009
Series 2010-1-B, 6.00%, 7/12/20		480	465,363
Delta Air Lines, Inc.:
Series 2009-1-B, 9.75%, 6/17/18		199	211,186
Series 2010-1-B, 6.38%, 7/02/17		500	467,500
United Air Lines, Inc., 12.75%, 7/15/12		2,062	2,134,551
US Airways Pass-Through Trust, Series 2011-1, Class C, 10.88%, 10/22/14		690	690,000
			6,069,109
Auto Components — 1.8%
Allison Transmission, Inc., 11.00%, 11/01/15 (c)		72	76,050
Baker Corp. International, Inc., 8.25%, 6/01/19 (c)		210	214,200
Dana Holding Corp., 6.75%, 2/15/21		450	487,125
Delphi Corp., 6.13%, 5/15/21 (c)		170	182,325
Icahn Enterprises LP:
4.00%, 8/15/13 (c)(e)(f)		255	256,530
8.00%, 1/15/18		3,035	3,217,100
International Automotive Components Group, SL, 9.13%, 6/01/18 (c)		40	35,600
Titan International, Inc., 7.88%, 10/01/17		465	494,062
			4,962,992
Beverages — 0.4%
Cott Beverages, Inc., 8.13%, 9/01/18		264	291,060
Crown European Holdings SA:
7.13%, 8/15/18 (c)	EUR	302	431,022
7.13%, 8/15/18		238	339,680
			1,061,762
Biotechnology — 0.1%
QHP Pharma, 10.25%, 3/15/15 (c)	USD	221	222,472
Building Products — 0.7%
Building Materials Corp. of America (c):
7.00%, 2/15/20		440	477,400
6.75%, 5/01/21		1,020	1,109,250
Momentive Performance Materials, Inc., 11.50%, 12/01/16		475	399,000
			1,985,650
Capital Markets — 1.1%
American Capital Ltd., 7.96%, 12/31/13 (g)		720	733,349
E*Trade Financial Corp.:
12.50%, 11/30/17 (h)		1,070	1,246,550
3.39%, 8/31/19 (c)(e)(h)		244	230,885
Series A, 3.64%, 8/31/19 (e)(h)		7	6,624
KKR Group Finance Co., 6.38%, 9/29/20 (c)		650	691,741
			2,909,149

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	25

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chemicals — 3.8%
American Pacific Corp., 9.00%, 2/01/15	USD	880	$858,000
Ashland, Inc., 9.13%, 6/01/17		430	482,675
Basell Finance Co. BV, 8.10%, 3/15/27 (c)		495	566,775
Celanese US Holdings LLC, 5.88%, 6/15/21		1,785	1,945,650
Chemtura Corp., 7.88%, 9/01/18		375	403,125
Hexion U.S. Finance Corp., 9.00%, 11/15/20		310	303,800
Huntsman International LLC, 8.63%, 3/15/21		170	192,100
Ineos Finance Plc, 8.38%, 2/15/19 (c)		465	494,062
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	380	520,196
Kraton Polymers LLC, 6.75%, 3/01/19	USD	125	127,500
Lyondell Chemical Co., 11.00%, 5/01/18		2,743	3,007,320
LyondellBasell Industries NV, 6.00%, 11/15/21 (c)		165	181,088
Nexeo Solutions LLC, 8.38%, 3/01/18 (c)		185	185,000
PolyOne Corp., 7.38%, 9/15/20		215	231,662
Solutia, Inc., 7.88%, 3/15/20		620	726,950
TPC Group LLC, 8.25%, 10/01/17		335	353,425
			10,579,328
Commercial Banks — 2.3%
CIT Group, Inc. (c):
7.00%, 5/02/16		3,276	3,280,095
7.00%, 5/02/17		2,420	2,423,025
5.50%, 2/15/19		600	612,750
			6,315,870
Commercial Services & Supplies — 1.9%
ACCO Brands Corp., 10.63%, 3/15/15		330	364,241
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)		540	535,270
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (c)		114	119,030
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (c)		25	23,750
Casella Waste Systems, Inc., 7.75%, 2/15/19		650	646,750
Clean Harbors, Inc., 7.63%, 8/15/16		380	402,800
Iron Mountain, Inc., 7.75%, 10/01/19		420	464,100
Mobile Mini, Inc., 7.88%, 12/01/20		365	383,250
RSC Equipment Rental, Inc.:
10.00%, 7/15/17 (c)		585	678,600
8.25%, 2/01/21		875	927,500
Verisure Holding AB:
8.75%, 9/01/18	EUR	184	247,594
8.75%, 12/01/18		100	118,575
WCA Waste Corp., 7.50%, 6/15/19 (c)	USD	330	334,125
West Corp., 8.63%, 10/01/18		135	148,162
			5,393,747
Communications Equipment — 0.8%
Avaya, Inc., 9.75%, 11/01/15		780	780,000
Frontier Communications Corp., 6.25%, 1/15/13		900	929,250
Hughes Satellite Systems Corp., 6.50%, 6/15/19		380	402,800
			2,112,050
Computers & Peripherals — 0.1%
SanDisk Corp., 1.50%, 8/15/17 (e)		220	263,450
Construction & Engineering — 0.1%
Abengoa SA, 8.50%, 3/31/16	EUR	100	136,587
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (c)	USD	200	210,500
			347,087
Construction Materials — 0.2%
Xefin Lux SCA:
8.00%, 6/01/18	EUR	100	133,896
8.00%, 6/01/18 (c)		254	340,096
			473,992

Corporate Bonds	Par (000)		Value
Consumer Finance — 1.4%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	445	$473,925
Ford Motor Credit Co. LLC:
7.80%, 6/01/12		200	202,466
7.00%, 4/15/15		2,030	2,253,300
12.00%, 5/15/15		730	917,933
6.63%, 8/15/17		139	157,510
			4,005,134
Containers & Packaging — 1.3%
Ardagh Packaging Finance Plc (c):
7.38%, 10/15/17		205	220,375
7.38%, 10/15/17	EUR	375	527,091
9.13%, 10/15/20	USD	395	407,837
Berry Plastics Corp.:
4.42%, 9/15/14 (f)		300	287,250
8.25%, 11/15/15		115	123,625
9.75%, 1/15/21		360	385,200
GCL Holdings SCA, 9.38%, 4/15/18 (c)	EUR	267	317,484
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	375	412,500
OI European Group BV, 6.88%, 3/31/17	EUR	155	214,767
Sealed Air Corp., 8.38%, 9/15/21	USD	255	291,975
Smurfit Kappa Acquisitions, 7.75%, 11/15/19 (c)	EUR	315	452,199
			3,640,303
Diversified Consumer Services — 1.5%
Service Corp. International, 7.00%, 6/15/17	USD	3,000	3,360,000
ServiceMaster Co., 8.00%, 2/15/20 (c)		655	691,025
			4,051,025
Diversified Financial Services — 5.3%
Ally Financial, Inc.:
7.50%, 12/31/13		280	298,200
8.30%, 2/12/15		540	596,700
6.25%, 12/01/17		660	682,188
7.50%, 9/15/20		670	737,837
8.00%, 11/01/31		1,170	1,306,012
8.00%, 11/01/31		610	661,884
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		373	397,711
Boparan Holdings Ltd. (c):
9.75%, 4/30/18	EUR	102	133,720
9.88%, 4/30/18	GBP	145	227,220
DPL, Inc., 7.25%, 10/15/21 (c)	USD	795	906,300
FCE Bank Plc, 4.75%, 1/19/15	EUR	1,000	1,365,594
General Motors Financial Co., Inc., 6.75%, 6/01/18 (c)	USD	300	323,747
Lehman Brothers Holdings, Inc. (i):
5.38%, 10/17/12	EUR	150	54,758
5.75%, 5/17/13	USD	620	168,175
4.75%, 1/16/14	EUR	760	277,438
1.00%, 2/05/14		1,600	596,870
8.80%, 3/01/15	USD	175	47,469
Leucadia National Corp., 8.13%, 9/15/15		825	917,812
Reynolds Group Issuer, Inc.:
8.75%, 10/15/16 (c)(j)	EUR	345	488,371
8.75%, 10/15/16		566	801,212
8.75%, 10/15/16 (c)	USD	418	445,170
7.13%, 4/15/19 (c)		245	259,088
7.88%, 8/15/19 (c)		1,095	1,199,025
9.88%, 8/15/19 (c)		1,110	1,147,462
WMG Acquisition Corp. (c):
9.50%, 6/15/16		120	132,600
11.50%, 10/01/18		585	621,563
			14,794,126

See Notes to Consolidated Financial Statements.

26	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services — 3.2%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12	USD	1,035	$928,913
GCI, Inc., 6.75%, 6/01/21		288	291,600
ITC Deltacom, Inc., 10.50%, 4/01/16		280	291,900
Level 3 Financing, Inc. (c):
8.13%, 7/01/19		2,445	2,561,137
8.63%, 7/15/20		1,060	1,131,550
Qwest Communications International, Inc.:
7.50%, 2/15/14		1,300	1,304,550
8.00%, 10/01/15		720	772,875
Qwest Corp., 7.63%, 6/15/15		525	597,234
Videotron Ltee, 5.00%, 7/15/22 (c)(k)		160	160,400
Windstream Corp.:
8.13%, 8/01/13		460	493,350
7.88%, 11/01/17		393	443,108
			8,976,617
Electric Utilities — 0.8%
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	1,750	2,178,809
Electronic Equipment, Instruments & Components — 0.2%
Elster Finance BV, 6.25%, 4/15/18 (c)		114	154,008
Jabil Circuit, Inc., 8.25%, 3/15/18	USD	235	279,650
NXP BV/NXP Funding LLC, 9.75%, 8/01/18 (c)		200	226,250
			659,908
Energy Equipment & Services — 3.1%
Antero Resources Finance Corp., 7.25%, 8/01/19 (c)		165	174,075
Atwood Oceanics, Inc., 6.50%, 2/01/20		140	147,350
Calfrac Holdings LP, 7.50%, 12/01/20 (c)		395	395,000
Compagnie Générale de Géophysique Veritas, 7.75%, 5/15/17		250	260,313
Forbes Energy Services Ltd., 9.00%, 6/15/19		365	359,525
Frac Tech Services LLC, 7.63%, 11/15/18 (c)		1,755	1,873,462
Key Energy Services, Inc., 6.75%, 3/01/21		450	471,375
MEG Energy Corp., 6.50%, 3/15/21 (c)		980	1,048,600
Oil States International, Inc., 6.50%, 6/01/19		320	344,000
Peabody Energy Corp., 6.25%, 11/15/21 (c)		2,630	2,754,925
Transocean, Inc., 6.38%, 12/15/21		755	891,013
			8,719,638
Food Products — 0.2%
Darling International, Inc., 8.50%, 12/15/18		240	270,000
Post Holdings, Inc., 7.38%, 2/15/22 (c)		225	239,625
			509,625
Health Care Equipment & Supplies — 2.2%
Biomet, Inc.:
10.00%, 10/15/17		195	211,819
10.38%, 10/15/17 (h)(l)		1,450	1,578,687
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC):
10.88%, 11/15/14		2,320	2,360,600
7.75%, 4/15/18		100	86,000
Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 (c)		208	230,360
Fresenius Medical Care US Finance II, Inc., 5.88%, 1/31/22 (c)		650	685,750
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (c)		540	623,700
Teleflex, Inc., 6.88%, 6/01/19		295	317,863
			6,094,779

Corporate Bonds	Par (000)		Value
Health Care Providers & Services — 5.4%
Aviv Healthcare Properties LP, 7.75%, 2/15/19	USD	415	$424,337
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (c)	EUR	494	682,837
Crown Newco 3 Plc, 7.00%, 2/15/18 (c)	GBP	364	571,125
HCA, Inc.:
8.50%, 4/15/19	USD	135	151,200
6.50%, 2/15/20		1,995	2,139,637
7.88%, 2/15/20		95	104,738
7.25%, 9/15/20		2,600	2,834,000
5.88%, 3/15/22		275	281,875
Health Management Associates, Inc., 7.38%, 1/15/20 (c)		940	979,950
IASIS Healthcare LLC, 8.38%, 5/15/19 (c)		755	721,025
INC Research LLC, 11.50%, 7/15/19 (c)		410	393,600
inVentiv Health, Inc. (FKA Ventive Health, Inc.) 10.00%, 8/15/18 (c)		135	122,850
Omnicare, Inc., 7.75%, 6/01/20		1,005	1,119,319
PSS World Medical, Inc., 6.38%, 3/01/22 (c)		285	296,400
Symbion, Inc., 8.00%, 6/15/16 (c)		345	332,925
Tenet Healthcare Corp.:
10.00%, 5/01/18		779	907,535
6.25%, 11/01/18 (c)		330	351,863
8.88%, 7/01/19		2,279	2,598,060
			15,013,276
Health Care Technology — 1.0%
IMS Health, Inc., 12.50%, 3/01/18 (c)		2,405	2,861,950
Hotels, Restaurants & Leisure — 2.6%
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		275	301,125
10.00%, 12/15/18		1,460	1,127,850
Caesars Operating Escrow, LLC., 8.50%, 2/15/20 (c)		715	729,300
Diamond Resorts Corp., 12.00%, 8/15/18		1,190	1,255,450
El Dorado Resorts LLC, 8.63%, 6/15/19 (c)		140	133,350
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	324	417,516
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (c)	USD	300	264,000
MGM Resorts International:
13.00%, 11/15/13		50	58,375
10.38%, 5/15/14		255	290,062
4.25%, 4/15/15 (e)		540	579,150
11.13%, 11/15/17		1,400	1,592,500
Travelport LLC (FKA Travelport, Inc.):
5.15%, 9/01/14 (f)		180	92,250
9.88%, 9/01/14		40	22,900
9.00%, 3/01/16		120	63,600
6.58%, 12/01/16 (c)(l)		406	285,979
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(i)		305	—
			7,213,407
Household Durables — 1.5%
Beazer Homes USA, Inc., 12.00%, 10/15/17		1,345	1,466,050
Jarden Corp., 7.50%, 1/15/20	EUR	305	410,415
Ryland Group, Inc., 6.63%, 5/01/20	USD	340	346,800
Standard Pacific Corp.:
10.75%, 9/15/16		1,390	1,596,762
8.38%, 1/15/21		290	308,125
			4,128,152
Household Products — 0.5%
Ontex IV SA, 7.50%, 4/15/18 (c)	EUR	150	183,857
Spectrum Brands Holdings, Inc.:
9.50%, 6/15/18	USD	360	410,400
9.50%, 6/15/18 (c)		590	672,600
			1,266,857

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	27

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Independent Power Producers & Energy Traders — 3.0%
AES Corp., 7.38%, 7/01/21	USD	655	$746,700
Calpine Corp. (c):
7.25%, 10/15/17		180	190,800
7.50%, 2/15/21		100	108,500
7.88%, 1/15/23		285	310,650
Energy Future Holdings Corp., 10.00%, 1/15/20		3,180	3,438,375
Energy Future Intermediate Holding Co. LLC:
10.00%, 12/01/20		964	1,047,145
11.75%, 3/01/22 (c)		1,420	1,455,500
Laredo Petroleum, Inc., 9.50%, 2/15/19		510	562,275
QEP Resources, Inc., 5.38%, 10/01/22		333	336,330
			8,196,275
Industrial Conglomerates — 2.4%
Sequa Corp. (c):
11.75%, 12/01/15		2,340	2,486,250
13.50%, 12/01/15		3,954	4,220,907
			6,707,157
Insurance — 1.0%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (c)		1,700	1,787,125
CNO Financial Group, Inc., 9.00%, 1/15/18 (c)		367	394,984
Genworth Financial, Inc., 7.63%, 9/24/21		430	446,135
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (c)		260	232,050
			2,860,294
IT Services — 1.7%
Eagle Parent Canada, Inc., 8.63%, 5/01/19 (c)		570	589,950
First Data Corp.:
7.38%, 6/15/19 (c)		205	207,306
8.88%, 8/15/20 (c)		535	579,138
8.25%, 1/15/21 (c)		660	638,550
12.63%, 1/15/21		1,519	1,594,950
SunGard Data Systems, Inc.:
7.38%, 11/15/18		440	473,000
7.63%, 11/15/20		600	648,000
			4,730,894
Machinery — 0.8%
Navistar International Corp.:
3.00%, 10/15/14 (e)		333	375,041
8.25%, 11/01/21		126	137,813
SPX Corp., 6.88%, 9/01/17		175	194,250
UR Financing Escrow Corp. (c)(k):
5.75%, 7/15/18		257	264,068
7.38%, 5/15/20		350	359,187
7.63%, 4/15/22		937	969,795
			2,300,154
Media — 14.1%
Affinion Group, Inc., 7.88%, 12/15/18		815	729,425
AMC Networks, Inc., 7.75%, 7/15/21 (c)		225	250,875
CCH II LLC, 13.50%, 11/30/16		3,253	3,740,604
CCO Holdings LLC:
7.88%, 4/30/18		110	120,175
7.38%, 6/01/20		270	297,000
6.50%, 4/30/21		488	518,500
Checkout Holding Corp., 10.68%, 11/15/15 (c)(h)		670	301,500
Cinemark USA, Inc., 8.63%, 6/15/19		220	244,750
Clear Channel Communications, Inc., 9.00%, 3/01/21		555	510,600
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		1,495	1,637,025
7.63%, 3/15/20 (c)(k)		1,050	1,050,000
Series B, 9.25%, 12/15/17 (d)		5,700	6,270,000

Corporate Bonds	Par (000)		Value
Media (concluded)
Cox Enterprises, Inc. (c):
Loan Close 2, 12.00%, 8/15/18	USD	674	$684,339
Loan Close 3, 12.00%, 8/15/18		771	782,397
Shares Loan, 12.00%, 8/15/18		795	806,924
CSC Holdings LLC, 8.50%, 4/15/14		390	432,900
DISH DBS Corp.:
7.00%, 10/01/13		90	96,638
6.75%, 6/01/21		400	444,000
Gray Television, Inc., 10.50%, 6/29/15		935	987,594
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (c)		350	238,875
9.50%, 5/15/15		315	248,062
Intelsat Luxembourg SA:
11.25%, 6/15/16		1,520	1,607,400
11.25%, 2/04/17		360	371,250
11.50%, 2/04/17 (l)		1,330	1,369,900
Interactive Data Corp., 10.25%, 8/01/18		1,345	1,516,487
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		340	389,300
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (c)	EUR	673	959,402
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18 (c)		345	484,965
Lamar Media Corp., 5.88%, 2/01/22 (c)	USD	200	208,750
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (c)		735	781,856
Musketeer GmbH, 9.50%, 3/15/21 (c)	EUR	320	460,443
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (c)	USD	620	682,000
Nielsen Finance LLC:
11.63%, 2/01/14		117	136,012
7.75%, 10/15/18		2,145	2,386,312
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (c)	GBP	207	325,200
ProQuest LLC, 9.00%, 10/15/18 (c)	USD	500	442,500
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(c)(e)(i)		850	425
Unitymedia GmbH:
9.63%, 12/01/19	EUR	168	241,732
9.63%, 12/01/19 (c)		570	820,164
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany GmbH) (c):
8.13%, 12/01/17	USD	655	710,675
8.13%, 12/01/17	EUR	441	631,610
UPC Holding BV, 9.88%, 4/15/18 (c)	USD	400	444,000
UPCB Finance II Ltd. (c):
6.38%, 7/01/20	EUR	822	1,089,674
6.38%, 7/01/20		300	397,691
Virgin Media Secured Finance Plc, 5.25%, 1/15/18 (k)	GBP	335	575,588
Ziggo Bond Co. BV, 8.00%, 5/15/18 (c)	EUR	388	546,656
Ziggo Finance BV, 6.13%, 11/15/17 (c)		732	1,011,815
			38,983,990
Metals & Mining — 3.1%
Goldcorp, Inc., 2.00%, 8/01/14 (e)	USD	1,060	1,343,550
New World Resources NV, 7.88%, 5/01/18	EUR	655	885,746
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (e)	USD	1,475	2,035,500
Novelis, Inc., 8.75%, 12/15/20 (c)		3,315	3,696,225
Taseko Mines Ltd., 7.75%, 4/15/19		420	403,200
Vedanta Resources Plc, 8.25%, 6/07/21 (c)		270	249,075
			8,613,296
Multiline Retail — 1.7%
Dollar General Corp., 11.88%, 7/15/17 (f)		4,351	4,775,266

See Notes to Consolidated Financial Statements.

28	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels — 10.7%
Alpha Natural Resources, Inc., 6.25%, 6/01/21	USD	405	$392,850
Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (c)		455	468,650
Berry Petroleum Co., 8.25%, 11/01/16		510	531,675
Bill Barrett Corp., 9.88%, 7/15/16		25	27,625
BreitBurn Energy Partners LP, 7.88%, 4/15/22 (c)		255	267,113
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18		130	135,200
Chesapeake Midstream Partners LP, 6.13%, 7/15/22		275	284,625
Chesapeake Oilfield Operating LLC, 6.63%, 11/15/19 (c)		60	61,200
Coffeyville Resources LLC, 9.00%, 4/01/15 (c)		266	284,620
Concho Resources, Inc., 7.00%, 1/15/21		410	461,250
Consol Energy, Inc., 8.25%, 4/01/20		1,965	2,141,850
Continental Resources, Inc., 7.13%, 4/01/21		370	410,700
Copano Energy LLC, 7.13%, 4/01/21		335	355,100
Crosstex Energy LP, 8.88%, 2/15/18		180	195,300
Crown Oil Partners IV LP, 15.00%, 3/07/15		585	584,824
Denbury Resources, Inc.:
8.25%, 2/15/20		672	766,080
6.38%, 8/15/21		350	385,875
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		555	614,662
7.75%, 6/15/19		900	949,500
EV Energy Partners LP, 8.00%, 4/15/19		150	157,500
Hilcorp Energy I LP, 7.63%, 4/15/21 (c)		745	812,050
Holly Energy Partners LP, 6.50%, 3/01/20 (c)(k)		155	158,294
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (c)		325	347,750
Linn Energy LLC:
6.50%, 5/15/19 (c)		95	96,900
6.25%, 11/01/19 (c)		1,820	1,817,725
8.63%, 4/15/20		225	249,750
7.75%, 2/01/21		200	215,000
MarkWest Energy Partners LP, 6.75%, 11/01/20		135	147,488
Newfield Exploration Co., 6.88%, 2/01/20		940	1,015,200
Niska Gas Storage US LLC, 8.88%, 3/15/18		565	542,400
Oasis Petroleum, Inc.:
7.25%, 2/01/19		330	349,800
6.50%, 11/01/21		290	298,700
OGX Petroleo e Gas Participações SA, 8.50%, 6/01/18 (c)		4,805	5,009,212
PBF Holding Co. LLC, 8.25%, 2/15/20 (c)		340	340,000
PetroBakken Energy Ltd., 8.63%, 2/01/20 (c)		865	919,062
Petrohawk Energy Corp.:
10.50%, 8/01/14		370	411,162
7.88%, 6/01/15		460	485,875
7.25%, 8/15/18		320	366,000
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (c)		575	603,750
Pioneer Natural Resources Co.:
6.88%, 5/01/18		460	540,349
7.50%, 1/15/20		145	179,187
Plains Exploration & Production Co.:
6.63%, 5/01/21		800	864,000
6.75%, 2/01/22		510	558,450
Precision Drilling Corp., 6.50%, 12/15/21 (c)		295	314,913
Range Resources Corp.:
8.00%, 5/15/19		345	384,675
5.75%, 6/01/21		985	1,053,950
5.00%, 8/15/22 (k)		435	439,350
Ruby Pipeline LLC, 6.00%, 4/01/22 (c)		390	389,218
Samson Investment Co., 9.75%, 2/15/20 (c)		650	684,125
SandRidge Energy, Inc., 7.50%, 3/15/21		450	454,500
SM Energy Co., 6.63%, 2/15/19		130	139,425
			29,664,459

Corporate Bonds	Par (000)		Value
Paper & Forest Products — 2.5%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (c)(l)	USD	1,221	$891,563
Boise Paper Holdings LLC:
9.00%, 11/01/17		435	478,500
8.00%, 4/01/20		165	181,088
Clearwater Paper Corp.:
10.63%, 6/15/16		390	443,137
7.13%, 11/01/18		585	623,025
Georgia-Pacific LLC, 8.25%, 5/01/16 (c)		1,600	1,772,523
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (c)		345	354,488
NewPage Corp., 11.38%, 12/31/14 (a)(i)		2,070	1,247,175
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (c)		140	131,250
Verso Paper Holdings LLC, 11.50%, 7/01/14		756	771,120
			6,893,869
Pharmaceuticals — 0.6%
Capsugel Finance Co. SCA:
9.88%, 8/01/19	EUR	100	143,222
9.88%, 8/01/19 (c)		200	286,445
Jaguar Holding Co. II, 9.50%, 12/01/19 (c)	USD	420	459,375
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (c)		855	872,100
			1,761,142
Professional Services — 0.4%
FTI Consulting, Inc., 6.75%, 10/01/20		920	994,750
Real Estate Investment Trusts (REITs) — 0.7%
Felcor Lodging LP, 6.75%, 6/01/19		1,405	1,436,612
The Rouse Co. LP, 6.75%, 11/09/15		520	544,050
			1,980,662
Real Estate Management & Development — 2.4%
CBRE Services, Inc., 6.63%, 10/15/20		335	355,938
Forest City Enterprises, Inc., 7.63%, 6/01/15		1,425	1,403,625
IVG Immobilien AG, 8.00% (m)	EUR	100	89,597
Realogy Corp.:
11.50%, 4/15/17	USD	400	366,000
12.00%, 4/15/17		100	92,000
7.88%, 2/15/19 (c)		2,380	2,308,600
7.63%, 1/15/20 (c)		505	521,412
9.00%, 1/15/20 (c)		365	366,825
Shea Homes LP, 8.63%, 5/15/19 (c)		1,250	1,262,500
			6,766,497
Road & Rail — 1.6%
Avis Budget Car Rental LLC, 8.25%, 1/15/19		130	135,525
Florida East Coast Railway Corp., 8.13%, 2/01/17		410	414,100
Hertz Holdings Netherlands BV:
8.50%, 7/31/15	EUR	188	270,510
8.50%, 7/31/15 (c)		1,325	1,906,521
The Hertz Corp.:
7.50%, 10/15/18	USD	645	695,794
6.75%, 4/15/19 (c)		110	115,225
6.75%, 4/15/19 (c)(k)		290	303,775
7.38%, 1/15/21 (c)		495	535,837
			4,377,287
Semiconductors & Semiconductor Equipment — 0.2%
Spansion LLC, 7.88%, 11/15/17 (c)		580	569,850
Software — 0.2%
Sophia LP, 9.75%, 1/15/19 (c)		442	475,150
Specialty Retail — 2.5%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		365	391,462
Hillman Group, Inc., 10.88%, 6/01/18		530	555,175
House of Fraser Funding Plc:
8.88%, 8/15/18 (c)	GBP	285	405,799
8.88%, 8/15/18		221	314,672

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	29

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Specialty Retail (concluded)
Limited Brands, Inc.:
8.50%, 6/15/19	USD	785	$938,075
5.63%, 2/15/22		160	164,800
Phones4u Finance Plc, 9.50%, 4/01/18 (c)	GBP	400	558,406
QVC, Inc. (c):
7.13%, 4/15/17	USD	230	247,250
7.50%, 10/01/19		625	693,750
7.38%, 10/15/20		290	321,175
Sally Holdings LLC, 6.88%, 11/15/19 (c)		545	585,875
Sonic Automotive, Inc., 9.00%, 3/15/18		370	402,375
Toys ‘R’ US-Delaware, Inc., 7.38%, 9/01/16 (c)		150	154,125
United Auto Group, Inc., 7.75%, 12/15/16		1,025	1,068,573
			6,801,512
Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (c)		431	453,089
Wireless Telecommunication Services — 5.0%
Cricket Communications, Inc., 7.75%, 5/15/16		110	117,150
Digicel Group Ltd. (c):
8.88%, 1/15/15		700	712,250
9.13%, 1/15/15		1,783	1,818,660
8.25%, 9/01/17		1,180	1,250,800
10.50%, 4/15/18		500	545,000
iPCS, Inc., 2.67%, 5/01/13 (f)		995	957,687
Matterhorn Mobile Holdings SA, 8.25%, 2/15/20	EUR	305	418,542
MetroPCS Wireless, Inc., 6.63%, 11/15/20	USD	1,070	1,102,100
NII Capital Corp., 7.63%, 4/01/21		661	675,873
Sprint Capital Corp., 6.88%, 11/15/28		2,390	1,864,200
Sprint Nextel Corp. (c):
9.00%, 11/15/18		2,200	2,453,000
7.00%, 3/01/20		2,020	2,052,825
			13,968,087
Total Corporate Bonds — 101.5%			281,429,947

Floating Rate Loan Interests (f)
Airlines — 0.2%
Delta Air Lines, Inc., Credit — New Term Loan B, 5.50%, 4/20/17		533	520,212
Auto Components — 0.2%
Schaeffler AG, Term Loan C2, 1/27/17		495	496,445
Building Products — 0.1%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/30/17		398	403,944
Capital Markets — 0.4%
Nuveen Investments, Inc.:
7.25%, 5/13/17		655	659,585
7.25%, 3/14/19		415	418,631
			1,078,216
Chemicals — 0.3%
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan B (First Lien), 3.50%, 7/30/14		290	282,640
Styron Sarl LLC, Term Loan B, 6.00% – 6.75%, 8/02/17		490	441,405
			724,045
Commercial Services & Supplies — 0.7%
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		487	485,114
Delos Aircraft, Inc., Term Loan B2, 7.00%, 3/17/16		550	550,588
Volume Services America, Inc., Term Loan B, 10.50% – 10.75%, 9/16/16		988	991,618
			2,027,320

Floating Rate Loan Interests (f)	Par (000)		Value
Communications Equipment — 0.1%
Avaya, Inc., Term Loan B1, 3.24%, 10/24/14	USD	200	$195,694
Construction & Engineering — 0.7%
Safway Services LLC, Mezzanine Loan, 15.63%, 12/16/17		2,000	2,000,000
Consumer Finance — 1.7%
Springleaf Finance Corp. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		5,085	4,635,537
Diversified Consumer Services — 0.0%
ServiceMaster Co.:
Delayed Draw Term Loan, 2.75%, 7/24/14		9	8,456
Term Loan, 2.77% – 3.03%, 7/24/14		86	84,912
			93,368
Diversified Telecommunication Services — 0.5%
Level 3 Financing, Inc.:
Incremental Tranche A Term Loan, 2.50% – 2.83%, 3/13/14		500	491,750
Term Loan B, 5.75%, 8/31/18		850	855,848
			1,347,598
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC (FKA CDW Corp.):
Extended Term Loan, 4.00%,7/14/17		280	273,649
Non-Extended Term Loan, 3.75%, 10/10/14		106	105,593
			379,242
Energy Equipment & Services — 2.2%
CCS Corp., Incremental Term Loan, 6.50%, 10/17/14		275	275,275
Dynegy Holdings, Inc.:
Coal Co. Term Loan, 9.25%, 8/04/16		1,991	1,980,151
Gas Co. Term Loan, 9.25%, 8/04/16		3,645	3,759,335
			6,014,761
Food & Staples Retailing — 0.1%
U.S. Foodservice, Inc., Term Loan B, 2.74%, 7/03/14		170	164,050
Food Products — 0.3%
Advance Pierre Foods, Term Loan (Second Lien), 11.25%, 9/29/17		900	900,747
Health Care Equipment & Supplies — 0.3%
Hupah Finance, Inc., Term Loan B, 6.25%, 1/21/19		765	764,526
Health Care Providers & Services — 0.7%
Harden Healthcare LLC:
Term Loan A, 8.50%, 3/02/15		410	401,656
Tranche A Additional Term Loan, 7.75%, 3/02/15		432	423,665
Health Management Associates, Inc., Term Loan B, 4.50%, 11/16/18		395	392,433
inVentiv Health, Inc., Combined Term Loan, 6.50%, 8/04/16		795	764,413
			1,982,167
Hotels, Restaurants & Leisure — 1.3%
Caesars Entertainment Operating Co., Inc.:
Incremental Term Loan B4, 9.50%, 10/31/16		485	498,890
Term Loan B1, 3.24%, 1/28/15		811	759,910
Term Loan B2, 3.24%, 1/28/15		970	909,105
Term Loan B3, 3.24% – 3.47%, 1/28/15		309	289,658
OSI Restaurant Partners LLC:
Revolver, 2.56% – 2.79%, 6/14/13		9	9,194
Term Loan B, 2.56%, 6/14/14		96	93,266
Station Casinos, Inc., Term Loan B1, 3.24%, 6/17/16		1,050	946,753
Travelport LLC (FKA Travelport, Inc.):
Extended Tranche A Term Loan, 6.54%, 9/28/12		187	88,690
Extended Tranche B Term Loan, 14.04%, 12/01/16		580	130,528
			3,725,994

See Notes to Consolidated Financial Statements.

30	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)		Value
Independent Power Producers & Energy Traders — 0.1%
Texas Competitive Electric Holdings Co. LLC (TXU), Extended Term Loan, 4.76%, 10/10/17	USD	749	$417,813
Industrial Conglomerates — 0.2%
Sequa Corp., Incremental Term Loan, 6.25%, 12/03/14		440	441,465
IT Services — 0.3%
First Data Corp., Extended Term Loan B, 4.24%, 3/23/18		785	704,412
Leisure Equipment & Products — 0.2%
Eastman Kodak Co., Term Loan B, 7/20/13		585	592,131
Media — 5.1%
Cengage Learning Acquisitions, Inc.:
Term Loan, 7/03/14		325	301,600
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,689	1,633,866
Cequel Communications LLC, Term Loan B, 2/11/19		600	593,862
Clear Channel Communications:
Term Loan B, 3.89%, 1/28/16		2,150	1,764,491
Term Loan C, 3.89%, 1/28/16		391	309,542
HMH Publishing Co. Ltd., Term Loan, 6.51%, 6/12/14		927	572,930
Intelsat Jackson Holdings SA (FKA Intel Jackson Holding Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		7,245	7,232,933
Interactive Data Corp., New Term Loan B, 4.50%, 2/12/18		50	49,887
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		1,325	1,363,094
Univision Communications, Inc., Extended First Lien Term Loan, 4.49%, 3/31/17		335	311,098
			14,133,303
Oil, Gas & Consumable Fuels — 0.6%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,653	1,660,918
Paper & Forest Products — 0.5%
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13		600	604,500
Verso Paper Finance Holdings LLC, Term Loan with PIK option, 6.79% – 7.54%, 2/01/13		1,483	741,410
			1,345,910
Pharmaceuticals — 0.5%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		990	981,585
Pharmaceutical Products Development, Inc., Term Loan B, 6.25%, 12/05/18		395	398,456
			1,380,041
Real Estate Investment Trusts (REITs) — 0.6%
iStar Financial, Inc., Term Loan A1, 5.00%, 6/28/13		1,677	1,669,739
Real Estate Management & Development — 0.3%
Realogy Corp.:
Extended Synthetic Letter of Credit Loan, 4.53%, 10/10/16		112	103,950
Extended Term Loan, 4.77%, 10/10/16		737	683,382
			787,332
Semiconductors & Semiconductor Equipment — 0.0%
NXP B.V., Term Loan A-2, 5.50%, 3/03/17		70	69,475
Software — 0.2%
Infor Enterprise Solutions Holdings, Inc.:
Extended Delayed Draw Term Loan, 7/28/15		158	154,276
Extended Initial Term Loan, 7/28/15		297	290,487
			444,763

Floating Rate Loan Interests (f)	Par (000)		Value
Specialty Retail — 0.2%
Claire’s Stores, Inc., Term Loan B, 2.99% – 3.30%, 5/29/14	USD	522	$494,915
Wireless Telecommunication Services — 1.2%
Crown Castle International Corp., Term Loan B, 4.00%, 1/25/19		160	159,272
Vodafone Americas Finance 2, Inc. (l):
Term Loan, 6.88%, 8/11/15		1,938	1,938,173
Term Loan B, 6.25%, 7/11/16		1,341	1,337,274
			3,434,719
Total Floating Rate Loan Interests — 19.9%			55,030,802

Other Interests (n)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow (a)		460	4,600
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate		2,830	28
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc. (a)		575	6
Media — 0.0%
Adelphia Escrow (a)		750	8
Adelphia Recovery Trust (a)		941	94
			102
Total Other Interests — 0.0%			4,736

Preferred Securities
Capital Trusts — 0.2%	Par (000)
Insurance — 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (f)		865	593,606

Preferred Stocks	Shares
Auto Components — 0.9%
Dana Holding Corp., 4.00% (a)(c)		17,830	2,400,364
Diversified Financial Services — 1.1%
Ally Financial, Inc., 7.00% (c)(f)		3,424	2,970,962
Media — 0.1%
TRA Global, Inc. (a)		286,652	352,582
Real Estate Investment Trusts (REITs) — 0.0%
MPG Office Trust, Inc., Series A, 7.63% (a)		8,994	127,715
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series O, 7.00% (a)		30,000	55,500
Freddie Mac, Series Z, 8.00% (a)		75,961	112,422
			167,922
Total Preferred Stocks — 2.2%			6,019,545

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	31

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Trust Preferred	Shares	Value
Diversified Financial Services — 0.8%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)	73,410	$1,717,990
RBS Capital Funding Trust VII, 6.08%, 12/31/49	45,000	615,150
		2,333,140
Total Preferred Securities — 3.2%		8,946,291

Warrants (o)
Containers & Packaging — 0.0%
MDP Acquisitions Plc (Expires 10/10/13) (c)	700	37,325
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	32,042	—
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)	485	—
Media — 0.1%
Cumulus Media, Inc. (Expires 3/26/19)	42,640	307,980
New Vision Holdings LLC (Expires 9/30/14)	22,447	1
		307,981
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)	334	—
HMH Holdings/EduMedia (Expires 3/09/17)	11,225	—
		—
Total Warrants — 0.1%		345,306
Total Long-Term Investments (Cost — $360,359,973) — 132.7%		367,905,933

Options Purchased	Contracts
Exchange-Traded Put Options — 0.1%
SPDR S&P 500 ETF Trust:
Strike Price USD 134.00, Expires 3/17/12	1,140	107,160
Strike Price USD 136.00, Expires 3/17/12	200	31,600
Strike Price USD 136.00, Expires 4/21/12	200	63,800
		202,560
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/14/19, Broker Goldman Sachs Bank USA	19	—
Total Options Purchased (Cost — $458,662) — 0.1%		202,560
Total Investments Before Options Written (Cost — $360,818,635) — 132.8%		368,108,493

Options Written
Exchange-Traded Put Options — (0.0)%
SPDR S&P 500 ETF Trust, Strike Price USD 125.00, Expires 3/17/12	1,140	(16,530)
Total Options Written (Premiums Received — $81,580) — (0.0)%		(16,530)
Total Investments, Net of Options Written — 132.8%		368,091,963
Liabilities in Excess of Other Assets — (32.8)%		(90,905,341)
Net Assets — 100.0%		$277,186,622

(a)	Non-income producing security.

(b)	Restricted security as to resale. As of report date the Fund held 2.7% of its net assets, with a current value of $7,570,792 and an original cost of $2,417,941 in this security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of security has been pledged as collateral in connection with swaps.

(e)	Convertible security.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(k)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Goldman Sachs & Co.	$1,050,000	—
Citigroup Global Markets, Inc.	$158,294	$3,294
Bank of America	$1,175,338	$14,269
Barclays Capital Inc.	$303,775	$2,175
Morgan Stanley Co.	$1,593,050	$49,051

(l)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(m)	Security is perpetual in nature and has no stated maturity date.

(n)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(o)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

•	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Affiliate	Shares Held at February 28, 2011	Net Activity	Shares Held at February 29, 2012	Income
	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class	1,845,167	(1,845,167)	—	$1,101

•	Financial futures contracts sold as of February 29, 2012 were as follows:

	Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
	120	S&P 500	Chicago	March	$8,186,400	$(258,828)
		Index E-Mini	Mercantile	2012

•	Foreign currency exchange contracts as of February 29, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	150,000	USD	235,239	Royal Bank of Scotland Plc	4/11/12	$3,328
USD	998,644	CAD	1,025,000	Citibank NA	4/11/12	(36,363)
USD	1,754,743	CAD	1,792,000	Royal Bank of Scotland Plc	4/11/12	(54,751)
USD	413,203	GBP	260,000	Citibank NA	4/11/12	(314)
USD	161,611	GBP	103,000	Royal Bank of Scotland Plc	4/11/12	(2,205)

See Notes to Consolidated Financial Statements.

32	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

Foreign currency exchange contracts as of February 29, 2012 were as follows (concluded):

	Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
	USD	3,482,797	GBP	2,272,000	UBS AG	4/11/12	$(130,701)
	EUR	340,000	USD	457,753	Deutsche Bank AG	4/18/12	(4,682)
	USD	17,846,201	EUR	13,893,500	Citibank NA	4/18/12	(667,732)
	USD	218,178	EUR	166,000	Citibank NA	4/18/12	(3,028)
	USD	384,655	EUR	290,000	Citibank NA	4/18/12	(1,788)
	USD	129,685	EUR	98,000	Citibank NA	4/18/12	(906)
	USD	72,929	EUR	55,000	Deutsche Bank AG	4/18/12	(362)
	USD	1,068,183	EUR	820,000	Royal Bank of Scotland Plc	4/18/12	(24,517)
	USD	103,252	EUR	79,000	Royal Bank of Scotland Plc	4/18/12	(2,020)
	USD	435,068	EUR	328,000	Royal Bank of Scotland Plc	4/18/12	(2,012)
	USD	338,181	EUR	256,000	UBS AG	4/18/12	(2,955)
	Total						$(931,008)

•	Credit default swaps on single-name issues — buy protection outstanding as of February 29, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$105	$(5,844)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$85	(5,535)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$170	(8,880)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$90	(2,552)
MGM Resorts International	5.00%	Deutsche Bank AGl	6/20/15	$90	(3,218)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	$300	15,974
Realogy Corp.	5.00%	Goldman Sachs International	9/20/16	$150	(17,332)
iStar Financial, Inc.	5.00%	Deutsche Bank AG	12/20/16	$225	(23,083)
Israel (State of)	1.00%	Deutsche Bank AG	3/20/17	$225	(2,339)
Israel Government Bond	1.00%	Deutsche Bank AG	3/20/17	$675	(7,485)
Total					$(60,294)

•	Credit default swaps on single-name issues — sold protection outstanding as of February 29, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Air Lease Corporation	5.00%	Goldman Sachs International	2/14/13	NR	$500	$690
CIT Group, Inc.	5.00%	Deutsche Bank AG	9/20/15	BB–	$3,400	227,066
Aramark Corp.	5.00%	Goldman Sachs International	3/20/16	B	$500	26,496

Credit default swaps on single-name issues — sold protection outstanding as of February 29, 2012 were as follows (concluded):

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Aramark Corp.	5.00%	Goldman Sachs International	6/20/16	B	$300	$14,272
Aramark Corp.	5.00%	Goldman Sachs International	6/20/16	B	$300	16,159
Aramark Corp.	5.00%	Credit Suisse Securities (USA) LLC	9/20/16	B	$125	10,126
Aramark Corp.	5.00%	Goldman Sachs International	9/20/16	B	$350	15,806
Aramark Corp.	5.00%	Goldman Sachs International	9/20/16	B	$125	9,663
Bausch & Lomb Incorporated	5.00%	Credit Suisse Securities (USA) LLC	3/20/17	B	$105	5,257
Aramark Corp.	5.00%	Deutsche Bank AG	3/20/17	B	$200	4,307
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B–	$470	10,194
Ford Motor Company	5.00%	Deutsche Bank AG	3/20/17	BB+	$1,500	90,306
CCO Holding LLC	8.00%	Deutsche Bank AG	9/20/17	BB–	$1,600	(89)
Total						$430,253

		[1]	Using S&P’s rating.

		[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	33

Consolidated Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

The following tables summarize the inputs used as of February 29, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$9,825,707	$8,000,927	$4,322,217	$22,148,851
Corporate Bonds	—	276,971,213	4,458,734	281,429,947
Floating Rate Loan interests	—	45,735,558	9,295,244	55,030,802
Other Interests	94	—	4,642	4,736
Preferred Stocks	2,628,777	5,964,932	352,582	8,946,291
Warrants	—	345,305	1	345,306
Total	$12,454,578	$337,017,935	$18,433,420	$367,905,933

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$202,560	—	—	$202,560
Credit contracts	—	$208,366	$237,950	446,316
Foreign currency exchange contracts	—	3,328	—	3,328
Liabilities:
Equity contracts	(275,358)	—	—	(275,358)
Credit contracts	—	(76,268)	(89)	(76,357)
Foreign currency exchange contracts	—	(934,336)	—	(934,336)
Total	$(72,798)	$(798,910)	$237,861	$(633,847)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Warrants	Unfunded Loan Commitments (Liabilities)	Total
Assets/Liabilities:
Balance, as of February 28, 2011	$719,326	$5,493,390	$10,323,930	$12,664	$463,230	$234	$(25,965)	$16,986,809
Accrued discounts/premiums	—	7,336	126,960	—	—	—	—	134,296
Net realized gain (loss)	5,352	(2,167,542)	43,209	—	—	—	—	(2,118,981)
Net change in unrealized appreciation/depreciation[2]	(2,700,184)	2,811,381	171,382	(8,022)	(110,648)	(233)	25,965	189,641
Purchases	6,560,740	678,913	1,832,811	—	—	—	—	9,072,464
Sales	(264,771)	(2,364,744)	(3,175,711)	—	—	—	—	(5,805,226)
Transfers in6	1,754	—	895,163	—	—	—	—	896,917
Transfers out[6]	—	—	(922,500)	—	—	—	—	(922,500)
Balance, as of February 29, 2012	$4,322,217	$4,458,734	$9,295,244	$4,642	$352,582	$1	—	$18,433,420

[2]

Included in the related change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on securities still held on February 29, 2012 was $(3,848,775).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets/Liabilities:
Balance, as of February 28, 2011	—
Accrued discounts/premiums	$(31,474)
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[3]	237,861
Issuances[4]	291,778
Purchases	—
Sales	—
Settlements[5]	(260,304)
Transfers in6	—
Transfers out[6]	—
Balance, as of February 29, 2012	$237,861

[3]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/ depreciation on derivative financial instruments still held at February 29, 2012 was $237,861.

[4]	Issuances represent upfront cash received on certain derivative financial instruments.

[5]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[6]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Consolidated Financial Statements.

34	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments February 29, 2012	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
ARES CLO Funds, Series 2005-10A, Class B, 0.95%, 9/18/17 (a)(b)	USD	1,250	$1,156,726
Ballyrock CDO Ltd., Series 2006-1A, Class B, 0.84%, 8/28/19 (a)(b)		1,000	837,500
Canaras Summit CLO Ltd., Series 2007-1A, Class B, 1.04%, 6/19/21 (a)(b)		1,225	1,041,605
CSAM Funding, Series 2A, Class B1, 7.05%, 10/15/16		625	628,938
Gannett Peak CLO Ltd., Series 2006-1X, Class A2, 0.92%, 10/27/20 (b)		940	759,050
Greyrock CDO Ltd., Series 2005-1X, Class A2L, 0.92%, 11/15/17 (b)		1,980	1,696,068
Portola CLO Ltd., Series 2007-1X, Class B1, 1.95%, 11/15/21 (b)		1,245	1,067,587
T2 Income Fund CLO Ltd., Series 2007-1A, Class B, 1.17%, 7/15/19 (a)(b)		1,075	932,294
Total Asset-Backed Securities — 1.8%			8,119,768

Common Stocks (c)	Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc.		339,340	156,097
Containers & Packaging — 0.1%
Smurfit Kappa Plc		36,342	368,968
Diversified Financial Services — 1.0%
Kcad Holdings I Ltd.		500,743,397	4,584,306
Preferred Term Securities VI Ltd. (a)		35,000	1,750
			4,586,056
Electrical Equipment — 0.0%
Medis Technologies Ltd.		286,757	1,434
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc.		2,753	275
HRP PIK Corp., Class B (a)		5,000	—
			275
Metals & Mining — 0.2%
Euramax International		2,337	677,817
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd. (a)		1,264,850	1,994,205
Western Forest Products, Inc. (a)		211,149	204,864
			2,199,069
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.		1,707	12,854
Software — 0.0%
Bankruptcy Management Solutions, Inc.		1,870	37
HMH Holdings/EduMedia		159,199	39,800
			39,837
Specialty Retail — 0.0%
Movie Gallery, Inc.		503,737	5
Total Common Stocks — 1.8%			8,042,412

Corporate Bonds	Par (000)		Value
Aerospace & Defense — 1.0%
Bombardier, Inc., 7.75%, 3/15/20 (a)	USD	1,750	$2,030,000
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21		810	867,712
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		1,364	1,469,710
			4,367,422
Airlines — 0.4%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23		630	667,800
Delta Air Lines, Inc., Series 2009-1-B, 9.75%, 6/17/18		183	193,588
United Air Lines, Inc., 12.75%, 7/15/12		786	813,162
			1,674,550
Auto Components — 1.7%
Baker Corp. International, Inc., 8.25%, 6/01/19 (a)		170	173,400
Delphi Corp., 6.13%, 5/15/21 (a)		560	600,600
Icahn Enterprises LP:
7.75%, 1/15/16		220	230,450
8.00%, 1/15/18		5,260	5,575,600
8.00%, 1/15/18 (a)		100	106,000
Titan International, Inc., 7.88%, 10/01/17		940	998,750
Venture Holdings Co. LLC (c)(d):
12.00%, 7/01/49		4,450	1
Series B, 9.50%, 7/01/05		1,800	—
			7,684,801
Beverages — 0.3%
Crown European Holdings SA:
7.13%, 8/15/18 (a)	EUR	410	585,163
7.13%, 8/15/18		412	588,017
			1,173,180
Biotechnology — 0.0%
QHP Pharma, 10.25%, 3/15/15 (a)	USD	184	184,871
Building Products — 0.4%
Building Materials Corp. of America (a):
7.00%, 2/15/20		940	1,019,900
6.75%, 5/01/21		640	696,000
			1,715,900
Capital Markets — 1.0%
American Capital Ltd., 7.96%, 12/31/13 (e)		1,175	1,196,785
E*Trade Financial Corp.:
12.50%, 11/30/17		1,765	2,056,225
4.01%, 8/31/19 (a)(f)(g)		593	561,126
KKR Group Finance Co., 6.38%, 9/29/20 (a)		540	574,677
			4,388,813
Chemicals — 3.7%
American Pacific Corp., 9.00%, 2/01/15		1,490	1,452,750
Celanese US Holdings LLC, 5.88%, 6/15/21		570	621,300
GEO Specialty Chemicals, Inc. (a):
7.50%, 3/31/15 (g)(h)		4,171	4,963,237
10.00%, 3/31/15		4,106	4,105,600
Hexion U.S. Finance Corp., 9.00%, 11/15/20		670	656,600
Huntsman International LLC, 8.63%, 3/15/21		275	310,750
Ineos Finance Plc, 8.38%, 2/15/19 (a)		380	403,750
Kinove German Bondco GmbH, 9.63%, 6/15/18 (a)		800	818,000
Lyondell Chemical Co., 11.00%, 5/01/18		1,914	2,098,173
LyondellBasell Industries NV, 6.00%, 11/15/21 (a)		145	159,137
Solutia, Inc., 7.88%, 3/15/20		810	949,725
			16,539,022

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	35

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Banks — 1.7%
CIT Group, Inc.:
7.00%, 5/01/16	USD	551	$551,195
7.00%, 5/02/16 (a)		1,940	1,942,425
7.00%, 5/01/17		3,514	3,514,000
7.00%, 5/02/17 (a)		710	710,888
5.50%, 2/15/19 (a)		980	1,000,825
			7,719,333
Commercial Services & Supplies — 1.3%
ARAMARK Corp., 8.50%, 2/01/15		690	708,119
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		799	835,097
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		55	52,250
The Geo Group, Inc., 7.75%, 10/15/17		850	915,875
Iron Mountain, Inc., 7.75%, 10/01/19		540	596,700
Mobile Mini, Inc., 7.88%, 12/01/20		640	672,000
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (a)		970	1,125,200
Verisure Holding AB:
8.75%, 9/01/18	EUR	400	538,249
8.75%, 12/01/18		149	176,676
West Corp., 8.63%, 10/01/18	USD	315	345,713
			5,965,879
Communications Equipment — 0.2%
Avaya, Inc., 9.75%, 11/01/15		360	360,000
Hughes Satellite Systems Corp., 6.50%, 6/15/19		600	636,000
			996,000
Consumer Finance — 0.1%
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		280	310,800
6.63%, 8/15/17		148	167,708
			478,508
Containers & Packaging — 2.0%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17 (a)	EUR	385	541,147
7.38%, 10/15/17		100	140,558
Ball Corp.:
6.75%, 9/15/20	USD	625	696,875
5.00%, 3/15/22 (i)		1,030	1,053,175
Berry Plastics Corp.:
4.42%, 9/15/14 (b)		495	473,962
8.25%, 11/15/15		655	704,125
9.75%, 1/15/21		440	470,800
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	260	323,882
Graphic Packaging International, Inc., 9.50%, 6/15/17	USD	360	400,500
Sealed Air Corp. (a):
8.13%, 9/15/19		770	870,100
8.38%, 9/15/21		210	240,450
Smurfit Kappa Acquisitions:
7.75%, 11/15/19 (a)	EUR	476	683,323
7.75%, 11/15/19		1,515	2,174,862
			8,773,759
Diversified Financial Services — 3.1%
Ally Financial, Inc.:
7.50%, 12/31/13	USD	90	95,850
8.30%, 2/12/15		1,330	1,469,650
7.50%, 9/15/20		1,990	2,191,487
8.00%, 11/01/31		2,100	2,344,125
8.00%, 11/01/31		1,030	1,117,607

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Archemedes Funding III Ltd., 5.50%, 11/29/12	USD	1,749	$175
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		567	604,564
Reynolds Group Issuer, Inc.:
8.75%, 10/15/16 (a)		548	583,620
8.75%, 10/15/16 (a)(j)	EUR	548	775,731
8.75%, 10/15/16		723	1,023,456
7.13%, 4/15/19 (a)	USD	1,070	1,131,525
9.88%, 8/15/19 (a)		1,280	1,323,200
6.88%, 2/15/21 (a)		920	975,200
WMG Acquisition Corp., 9.50%, 6/15/16 (a)		200	221,000
			13,857,190
Diversified Telecommunication Services — 1.6%
ITC Deltacom, Inc., 10.50%, 4/01/16		1,010	1,052,925
Level 3 Financing, Inc.:
4.51%, 2/15/15 (b)		2,420	2,347,400
8.13%, 7/01/19 (a)		2,902	3,039,845
Qwest Communications International, Inc., Series B, 7.50%, 2/15/14		340	341,190
TW Telecom Holdings, Inc., 8.00%, 3/01/18		380	416,575
			7,197,935
Electric Utilities — 0.2%
IPALCO Enterprises, Inc., 7.25%, 4/01/16 (a)		775	860,250
Electronic Equipment, Instruments & Components — 0.0%
Muzak Holdings, LLC, 13.00%, 3/15/10 (c)(d)		2,675	—
Energy Equipment & Services — 1.7%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		1,125	1,125,000
Frac Tech Services LLC, 7.63%, 11/15/18 (a)		1,190	1,270,325
Key Energy Services, Inc., 6.75%, 3/01/21		740	775,150
MEG Energy Corp., 6.50%, 3/15/21 (a)		950	1,016,500
Oil States International, Inc., 6.50%, 6/01/19		295	317,125
Peabody Energy Corp., 6.25%, 11/15/21 (a)		3,025	3,168,687
			7,672,787
Gas Utilities — 0.1%
Targa Resources Partners LP, 6.88%, 2/01/21		485	517,738
Health Care Equipment & Supplies — 0.7%
DJO Finance LLC:
10.88%, 11/15/14		1,270	1,292,225
7.75%, 4/15/18		770	662,200
Fresenius Medical Care US Finance II, Inc., 5.88%, 1/31/22 (a)		640	675,200
Teleflex, Inc., 6.88%, 6/01/19		475	511,812
			3,141,437
Health Care Providers & Services — 2.4%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		455	465,237
Crown Newco 3 Plc, 7.00%, 2/15/18 (a)	GBP	108	169,455
HCA, Inc.:
6.50%, 2/15/20	USD	2,020	2,166,450
7.88%, 2/15/20		1,210	1,334,025
5.88%, 3/15/22		2,380	2,439,500
Omnicare, Inc., 7.75%, 6/01/20		1,785	1,988,044
Tenet Healthcare Corp., 8.88%, 7/01/19		2,030	2,314,200
			10,876,911
Health Care Technology — 0.9%
IMS Health, Inc., 12.50%, 3/01/18 (a)		3,205	3,813,950

See Notes to Consolidated Financial Statements.

36	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure — 1.7%
Caesars Operating Escrow, LLC., 8.50%, 2/15/20 (a)	USD	915	$933,300
Diamond Resorts Corp., 12.00%, 8/15/18		1,040	1,097,200
HRP Myrtle Beach Holdings LLC, 14.50%, 4/01/14 (a)(c)(d)		6,892	1
HRP Myrtle Beach Operations LLC (a)(c)(d):
0.00%, 4/01/12		5,000	1
12.50%, 4/01/13		5,000	1
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		609	535,920
MGM Resorts International, 11.13%, 11/15/17		3,440	3,912,999
Travelport LLC:
5.15%, 9/01/14 (b)		1,770	907,125
9.88%, 9/01/14 (a)		390	223,275
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (c)(d)		530	—
			7,609,822
Household Durables — 0.6%
Beazer Homes USA, Inc., 12.00%, 10/15/17		1,700	1,853,000
Standard Pacific Corp., 8.38%, 1/15/21		605	642,813
			2,495,813
Independent Power Producers & Energy Traders — 3.1%
AES Corp.:
7.75%, 10/15/15		300	339,000
9.75%, 4/15/16		1,305	1,552,950
7.38%, 7/01/21 (a)		310	353,400
Calpine Corp. (a):
7.25%, 10/15/17		1,770	1,876,200
7.50%, 2/15/21		365	396,025
Energy Future Holdings Corp., 10.00%, 1/15/20		2,990	3,232,937
Energy Future Intermediate Holding Co. LLC:
10.00%, 12/01/20		3,200	3,476,000
11.75%, 3/01/22 (a)		1,060	1,086,500
Laredo Petroleum, Inc., 9.50%, 2/15/19		1,080	1,190,700
QEP Resources, Inc., 5.38%, 10/01/22		335	338,350
			13,842,062
Industrial Conglomerates — 1.6%
Sequa Corp. (a):
11.75%, 12/01/15		2,850	3,028,125
13.50%, 12/01/15		4,023	4,294,387
			7,322,512
Insurance — 0.7%
CNO Financial Group, Inc., 9.00%, 1/15/18 (a)		1,649	1,774,736
Genworth Financial, Inc., 7.63%, 9/24/21		700	726,267
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		415	370,388
			2,871,391
IT Services — 0.4%
Eagle Parent Canada, Inc., 8.63%, 5/01/19 (a)		720	745,200
First Data Corp. (a):
7.38%, 6/15/19		190	192,138
8.25%, 1/15/21		70	67,725
12.63%, 1/15/21		814	854,700
			1,859,763
Machinery — 0.5%
Navistar International Corp., 8.25%, 11/01/21		278	304,063
UR Financing Escrow Corp. (a)(i):
5.75%, 7/15/18		877	901,117
7.38%, 5/15/20		565	579,831
7.63%, 4/15/22		518	536,130
			2,321,141

Corporate Bonds	Par (000)		Value
Media — 6.9%
AMC Networks, Inc., 7.75%, 7/15/21 (a)	USD	365	$406,975
CCH II LLC, 13.50%, 11/30/16		3,000	3,450,000
CCO Holdings LLC, 7.88%, 4/30/18		1,075	1,174,438
Checkout Holding Corp., 10.68%, 11/15/15 (a)(f)		1,090	490,500
Cinemark USA, Inc., 8.63%, 6/15/19		410	456,125
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		639	699,705
7.63%, 3/15/20 (a)(i)		1,405	1,405,000
Series B, 9.25%, 12/15/17		5,802	6,382,200
CSC Holdings LLC, 8.50%, 4/15/14		680	754,800
DISH DBS Corp.:
7.00%, 10/01/13		3,000	3,221,250
6.75%, 6/01/21		370	410,700
Intelsat Luxembourg SA:
11.25%, 6/15/16		310	327,825
11.50%, 2/04/17 (h)		190	195,700
Interactive Data Corp., 10.25%, 8/01/18		1,545	1,741,987
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (a)		1,040	1,123,200
Lamar Media Corp., 5.88%, 2/01/22 (a)		480	501,000
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		1,020	1,122,000
Nielsen Finance LLC:
11.63%, 2/01/14		1,239	1,440,337
7.75%, 10/15/18		1,235	1,373,938
ProQuest LLC, 9.00%, 10/15/18 (a)		415	367,275
Unitymedia Hessen GmbH & Co. KG, 8.13%, 12/01/17 (a)		2,730	2,962,050
Ziggo Finance BV, 6.13%, 11/15/17 (a)	EUR	598	826,592
			30,833,597
Metals & Mining — 0.9%
Novelis, Inc., 8.75%, 12/15/20	USD	3,625	4,041,875
RathGibson, Inc., 11.25%, 2/15/14 (c)(d)		4,440	—
			4,041,875
Multiline Retail — 0.4%
Dollar General Corp., 11.88%, 7/15/17 (h)		1,775	1,948,080
Oil, Gas & Consumable Fuels — 7.0%
Arch Coal, Inc., 7.00%, 6/15/19 (a)		215	215,000
Chesapeake Midstream Partners LP, 6.13%, 7/15/22 (a)		785	812,475
Chesapeake Oilfield Operating LLC, 6.63%, 11/15/19 (a)		25	25,500
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		436	466,520
Consol Energy, Inc.:
8.25%, 4/01/20		1,750	1,907,500
6.38%, 3/01/21 (a)		440	443,300
Crosstex Energy LP, 8.88%, 2/15/18		100	108,500
Denbury Resources, Inc.:
8.25%, 2/15/20		670	763,800
6.38%, 8/15/21		570	628,425
El Paso Corp., 7.00%, 6/15/17		1,575	1,759,966
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		1,300	1,371,500
Forest Oil Corp., 8.50%, 2/15/14		195	211,575
Hilcorp Energy I LP, 7.63%, 4/15/21 (a)		2,100	2,289,000
Holly Energy Partners LP, 6.50%, 3/01/20 (a)(i)		150	153,188
Linn Energy LLC:
6.25%, 11/01/19 (a)		1,960	1,957,550
8.63%, 4/15/20		360	399,600
7.75%, 2/01/21		930	999,750
Niska Gas Storage US LLC, 8.88%, 3/15/18		585	561,600
Oasis Petroleum, Inc.:
7.25%, 2/01/19		335	355,100
6.50%, 11/01/21		290	298,700

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	37

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
OGX Petroleo e Gas Participações SA, 8.50%, 6/01/18 (a)	USD	4,930	$5,139,525
PetroBakken Energy Ltd., 8.63%, 2/01/20 (a)		655	695,937
Petrohawk Energy Corp.:
10.50%, 8/01/14		590	655,637
7.88%, 6/01/15		795	839,719
7.25%, 8/15/18		525	600,469
Pioneer Natural Resources Co., 7.20%, 1/15/28		1,080	1,340,427
Plains Exploration & Production Co., 6.75%, 2/01/22		1,200	1,314,000
Precision Drilling Corp., 6.50%, 12/15/21 (a)		840	896,700
Range Resources Corp.:
5.75%, 6/01/21		1,230	1,316,100
5.00%, 8/15/22 (i)		547	552,470
Ruby Pipeline LLC, 6.00%, 4/01/22 (a)		630	628,737
SandRidge Energy, Inc., 7.50%, 3/15/21		405	409,050
Titan Petrochemicals Group Ltd., 8.50%, 3/18/12 (a)		1,760	880,000
			30,997,320
Paper & Forest Products — 1.3%
Clearwater Paper Corp., 10.63%, 6/15/16		640	727,200
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		1,950	2,160,263
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		280	287,700
NewPage Corp., 11.38%, 12/31/14 (c)(d)		2,280	1,373,700
Verso Paper Holdings LLC:
11.50%, 7/01/14		510	520,200
Series B, 4.30%, 8/01/14 (b)		890	616,325
			5,685,388
Pharmaceuticals — 0.4%
Valeant Pharmaceuticals International (a):
6.50%, 7/15/16		1,190	1,213,800
7.25%, 7/15/22		660	664,125
			1,877,925
Real Estate Investment Trusts (REITs) — 0.4%
Felcor Lodging LP, 6.75%, 6/01/19		1,825	1,866,063
Real Estate Management & Development — 1.1%
Realogy Corp.:
11.50%, 4/15/17		275	251,625
12.00%, 4/15/17		160	147,200
7.88%, 2/15/19 (a)		2,030	1,969,100
7.63%, 1/15/20 (a)		1,190	1,228,675
9.00%, 1/15/20 (a)		340	341,700
Shea Homes LP, 8.63%, 5/15/19 (a)		830	838,300
			4,776,600
Road & Rail — 1.2%
Avis Budget Car Rental LLC, 8.25%, 1/15/19		295	307,538
Florida East Coast Railway Corp., 8.13%, 2/01/17		370	373,700
The Hertz Corp.:
7.50%, 10/15/18		1,750	1,887,812
6.75%, 4/15/19		730	764,675
6.75%, 4/15/19 (a)(i)		285	298,538
7.38%, 1/15/21		1,535	1,661,637
			5,293,900
Specialty Retail — 0.3%
United Auto Group, Inc., 7.75%, 12/15/16		1,275	1,329,200
Textiles, Apparel & Luxury Goods — 0.1%
PVH Corp., 7.75%, 11/15/23		410	467,921
Transportation Infrastructure — 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (a)		353	371,091

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services — 3.5%
Cricket Communications, Inc., 7.75%, 5/15/16	USD	3,050	$3,248,250
Digicel Group Ltd. (a):
9.13%, 1/15/15		3,948	4,026,960
8.25%, 9/01/17		810	858,600
Sprint Capital Corp., 6.88%, 11/15/28		1,850	1,443,000
Sprint Nextel Corp. (a):
9.00%, 11/15/18		4,410	4,917,150
7.00%, 3/01/20		1,110	1,128,037
			15,621,997
Total Corporate Bonds — 56.7%			253,033,697

Floating Rate Loan Interests (b)
Aerospace & Defense — 0.5%
TransDigm, Inc.:
Add on Term Loan B2, 4.00%, 2/14/17		525	525,436
Term Loan (First Lien), 4.00%, 2/14/17		1,485	1,483,693
			2,009,129
Airlines — 0.5%
Delta Air Lines, Inc., Credit New Term Loan B, 5.50%, 4/20/17		2,091	2,041,267
Auto Components — 1.5%
Allison Transmission, Inc., Term Loan B, 2.75%, 8/07/14		2,443	2,415,352
Autoparts Holdings Ltd.:
First Lien Term Loan, 6.50%, 7/28/17		1,397	1,399,991
Second Lien Term Loan, 10.50%, 1/29/18		1,800	1,750,500
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17		945	947,759
			6,513,602
Biotechnology — 0.5%
Grifols SA, Term Loan B, 4.50%, 2/13/18		2,400	2,397,138
Building Products — 1.4%
CPG International, Inc., Term Loan B, 6.00%, 2/18/17		1,188	1,122,660
Goodman Global, Inc.:
Initial Term Loan (First Lien), 5.75%, 10/28/16		3,025	3,039,911
Term Loan (Second Lien), 9.00%, 10/30/17		764	775,572
Momentive Performance Materials, Inc. (Nautilus), Extended Term Loan B2, 4.08%, 5/05/15	EUR	1,058	1,334,766
			6,272,909
Capital Markets — 1.0%
HarbourVest Partners, Term Loan (First Lien), 6.25%, 12/16/16	USD	1,677	1,677,706
Nuveen Investments, Inc.:
Extended Term Loan, 5.75% – 5.83%, 5/12/17		1,682	1,677,007
Incremental Term Loan, 7.25%, 5/13/17		555	558,885
Term Loan (First Lien), 3.30% – 3.58%, 11/13/14		418	415,716
			4,329,314
Chemicals — 4.0%
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17		2,253	2,093,667
Ashland, Inc., Term Loan B, 3.75%, 8/23/18		1,296	1,301,031
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		1,300	1,304,069
Gentek, Inc., Term Loan B, 5.00% – 5.75%, 10/06/15		1,740	1,728,373
MDI Holdings LLC, Tranche C Term Loan, 2.76%, 4/11/14	EUR	642	832,891

See Notes to Consolidated Financial Statements.

38	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Chemicals (concluded)
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17	USD	1,613	$1,587,943
PolyOne Corp., Term Loan, 5.00%, 12/20/17		660	660,990
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan B (First Lien), 3.50%, 7/30/14		2,451	2,390,958
Styron Sarl, Term Loan B, 6.00% – 6.75%, 8/02/17		1,796	1,619,330
Tronox Worldwide LLC:
Delayed Draw Term Loan, 1.00%, 2/09/18		381	381,001
Term Loan B, 4.25%, 2/08/18		1,399	1,397,005
Univar, Inc., Term Loan B, 5.00%, 6/30/17		2,376	2,356,826
			17,654,084
Commercial Services & Supplies — 2.3%
Altegrity, Inc. (FKA US Investigations Services, Inc.), Tranche D Term Loan, 7.75%, 2/20/15		2,789	2,785,029
ARAMARK Corp.:
Letter of Credit — 2 Facility, 3.55%, 7/26/16		56	55,824
Term Loan B, 3.83%, 7/26/16		780	772,662
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		860	857,207
Delos Aircraft, Inc., Term Loan B2, 7.00%, 3/17/16		975	976,043
KAR Auction Services, Inc., Term Loan B, 5.00%, 5/19/17		2,388	2,385,015
Synagro Technologies, Inc., Term Loan B, 2.25% – 2.26%, 4/02/14		874	781,929
Volume Services America, Inc., Term Loan B, 10.50% – 10.75%, 9/16/16		1,778	1,784,912
			10,398,621
Communications Equipment — 0.8%
Avaya, Inc.:
Term Loan B1, 3.24%, 10/24/14		1,823	1,783,769
Term Loan B3, 4.99%, 10/26/17		330	320,024
CommScope, Inc., Term Loan B, 5.00%, 1/14/18		1,489	1,488,065
			3,591,858
Construction & Engineering — 0.9%
BakerCorp. International, Inc., Term Loan B, 5.00%, 6/01/18		1,195	1,193,018
Safway Services, LLC, First Out Tranche Loan, 9.00%, 12/16/17		2,750	2,750,000
			3,943,018
Consumer Finance — 0.6%
Springleaf Finance Corp. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		3,130	2,853,339
Containers & Packaging — 0.5%
Berry Plastics Holding Corp., Term Loan C, 2.25%, 4/03/15		338	328,436
Sealed Air Corp., Term Loan B, 4.75%, 10/03/18		1,724	1,740,401
			2,068,837
Diversified Consumer Services — 2.8%
Coinmach Service Corp., Term Loan, 3.41%, 11/20/14		4,512	4,155,992
Laureate Education, Inc., Extended Term Loan, 5.25%, 8/15/18		5,095	4,863,555
ServiceMaster Co.:
Delayed Draw Term Loan, 2.75%, 7/24/14		319	314,713
Term Loan, 2.77% – 3.03%, 7/24/14		3,199	3,160,247
			12,494,507
Diversified Financial Services — 1.1%
Reynolds Group Holdings, Inc.:
Tranche B Term Loan, 6.50%, 2/09/18		947	955,985
Tranche C Term Loan, 6.50%, 8/09/18		3,784	3,823,792
			4,779,777

Floating Rate Loan Interests (b)	Par (000)		Value
Diversified Telecommunication Services — 2.7%
Hawaiian Telcom Communications, Inc., Term Loan B, 7.00%, 2/25/17	USD	2,925	$2,917,687
Level 3 Financing, Inc.:
Term Loan B2, 5.75%, 9/03/18		6,000	6,041,280
Term Loan B3, 5.75%, 8/31/18		1,500	1,510,320
Tranche A Term Loan, 2.50% – 2.83%, 3/13/14		200	196,700
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		1,497	1,418,049
			12,084,036
Electronic Equipment, Instruments & Components — 0.9%
CDW LLC (FKA CDW Corp.), Extended Term Loan, 4.00%, 7/14/17		2,159	2,109,990
Sensata Technologies Finance Co. LLC, Term Loan, 4.00%, 5/11/18		2,116	2,111,777
			4,221,767
Energy Equipment & Services — 2.0%
CCS Corp., Term Loan B, 3.24%, 11/14/14		1,162	1,123,917
Dynegy Holdings, Inc.:
Coal Co. Term Loan, 9.25%, 8/04/16		1,639	1,629,682
Gas Co. Term Loan, 9.25%, 8/04/16		2,999	3,093,966
MEG Energy Corp., Term Loan B, 4.00%, 3/16/18		2,993	2,986,366
			8,833,931
Food & Staples Retailing — 1.5%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots), Facility B1, 3.57%, 7/09/15	GBP	3,000	4,359,337
U.S. Foodservice, Inc., Term Loan B, 2.74% – 2.75%, 7/03/14	USD	2,461	2,374,864
			6,734,201
Food Products — 2.5%
Advance Pierre Foods, Term Loan:
(First Lien), 7.00%, 9/30/16		2,864	2,863,750
(Second Lien)11.25%, 9/29/17		1,800	1,801,494
Del Monte Corp., Term Loan, 4.50%, 3/08/18		3,884	3,808,951
Pinnacle Foods Finance LLC, Tranche D Term Loan, 6.00%, 4/02/14		1,280	1,286,198
Solvest Ltd. (Dole):
Tranche B-2 Term Loan, 5.00% – 6.00%, 7/06/18		402	403,568
Tranche C-2 Term Loan, 5.00% – 6.00%, 7/06/18		747	749,484
			10,913,445
Health Care Equipment & Supplies — 1.4%
Biomet, Inc., Term Loan B, 3.24% – 3.57%, 3/25/15		264	260,687
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC), Term Loan B, 3.24%, 5/20/14		1,854	1,827,512
Hupah Finance, Inc., Term Loan B, 6.25%, 1/21/19		1,265	1,264,216
Iasis Healthcare LLC, Term Loan, 5.00%, 5/03/18		1,237	1,228,838
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		1,516	1,526,434
			6,107,687
Health Care Providers & Services — 3.9%
CHS/Community Health Systems, Inc.:
Extended Term Loan B, 3.99% – 5.75%, 1/25/17		4	1,745
Non-Extended Delayed Draw Term Loan, 3.25%, 7/25/14		72	70,925
Non-Extended Term Loan, 2.49% – 4.50%, 7/25/14		1,418	1,398,751
ConvaTec, Inc., Term Loan, 5.75%, 12/22/16		1,806	1,800,616
DaVita, Inc., Term Loan B, 4.50%, 10/20/16		1,980	1,984,534
Emergency Medical Services, Term Loan, 5.25%, 5/25/18		1,985	1,978,628
Harden Healthcare LLC:
Term Loan A, 8.50%, 3/02/15		656	642,650
Tranche A Additional Term Loan, 7.75%, 3/02/15		2,182	2,138,497

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	39

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Health Care Providers & Services (concluded)
HCA, Inc.:
Term Loan B, 2.49%, 11/18/13	USD	245	$243,623
Tranche B-3 Term Loan, 3.49%, 5/01/18		1,329	1,306,452
Health Management Associates, Inc., Term Loan B, 4.50%, 11/16/18		585	581,197
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Combined Term Loan, 6.50%, 8/04/16		2,137	2,054,452
Incremental Term Loan B-3, 6.75%, 5/15/18		1,430	1,373,083
Medpace, Inc., Term Loan, 6.50% – 7.25%, 6/16/17		1,990	1,910,400
			17,485,553
Health Care Technology — 1.0%
IMS Health, Inc., Term Loan B, 4.50%, 8/25/17		1,980	1,980,348
Kinetic Concepts, Inc., Term Loan B, 7.00%, 5/04/18		1,310	1,331,287
MedAssets, Inc., Term Loan, 5.25%, 11/16/16		940	939,874
			4,251,509
Hotels, Restaurants & Leisure — 2.8%
Caesars Entertainment Operating Co., Inc.:
Incremental Term Loan B4, 9.50%, 10/31/16		1,009	1,037,704
Term Loan B1, 3.24%, 1/28/15		2,264	2,121,529
Term Loan B3, 3.24% – 3.58%, 1/28/15		4,298	4,027,465
Dunkin’ Brands, Inc., Term Loan B, 4.00% – 5.25%, 11/23/17		2,537	2,529,823
Golden Living, Term Loan, 5.00%, 5/04/18		519	488,359
OSI Restaurant Partners LLC:
Revolver, 2.56% – 2.79%, 6/14/13		15	14,886
Term Loan B, 2.56%, 6/14/14		155	151,002
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term Loan B, 4.00%, 8/17/17		1,472	1,470,061
Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien), 4.25%, 12/20/18		790	786,548
			12,627,377
Household Products — 0.3%
Prestige Brands International, Inc., Term Loan, 5.25%, 1/31/19		1,545	1,550,794
Independent Power Producers & Energy Traders — 0.4%
AES Corp., Term Loan, 4.25%, 6/01/18		1,787	1,784,714
Texas Competitive Electric Holdings Co. LLC (TXU), Extended Term Loan, 4.76%, 10/10/17		311	173,681
			1,958,395
Industrial Conglomerates — 0.7%
Sequa Corp.:
Incremental Term Loan, 6.25%, 12/03/14		555	556,848
Term Loan, 3.76% – 3.84%, 12/03/14		2,643	2,614,551
			3,171,399
Internet Software & Services — 0.3%
Web.com Group, Inc., Term Loan B, 7.00%, 10/27/17		1,170	1,142,375
IT Services — 3.8%
Ceridian Corp., Term Loan, 3.24%, 11/10/14		2,304	2,179,576
First Data Corp.:
Extended Term Loan B, 4.24%, 3/23/18		7,008	6,288,648
Term Loan B-1, 2.99%, 9/24/14		1,307	1,249,207
Term Loan B-3, 2.99%, 9/24/14		210	200,782
infoGROUP, Inc., Term Loan B, 5.75%, 5/25/18		853	797,690
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		1,028	1,023,374
NeuStar, Inc., Term Loan B, 5.00%, 11/08/18		1,451	1,454,991
TransUnion LLC, Term Loan B, 4.75%, 2/12/18		3,702	3,705,323
			16,899,591

Floating Rate Loan Interests (b)	Par (000)		Value
Leisure Equipment & Products — 0.6%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/20/13	USD	965	$976,763
EB Sports Corp., Term Loan, 11.50%, 12/31/15		1,737	1,702,114
			2,678,877
Machinery — 1.0%
Terex Corp.:
Term Loan, 6.00%, 4/28/17	EUR	219	290,180
Term Loan B, 5.50%, 4/28/17	USD	2,042	2,056,206
Tomkins LLC, Term Loan B, 4.25%, 9/29/16		2,248	2,245,754
			4,592,140
Media — 10.4%
Acosta, Inc., Term Loan, 4.75%, 3/01/18		839	832,402
Affinion Group, Inc., Tranche B Term Loan, 5.00%, 10/10/16		983	919,273
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18		1,791	1,779,806
Capsugel Healthcare Ltd., Term Loan, 5.25%, 8/01/18		1,496	1,504,794
Cengage Learning Acquisitions, Inc.:
Term Loan, 2.49%, 7/03/14		83	76,760
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,253	1,212,590
Cequel Communications LLC, Term Loan B, 4.00%, 2/11/19		1,950	1,930,051
Charter Communications Operating LLC:
Term Loan, 7.25%, 3/06/14		46	45,791
Term Loan C, 3.83%, 9/06/16		2,656	2,635,757
Clear Channel Communications:
Term Loan B, 3.89%, 1/28/16		3,824	3,139,122
Term Loan C, 3.89%, 1/28/16		565	447,762
Cumulus Media, Inc., Term Loan, 5.75%, 9/17/18		1,500	1,501,245
Gray Television, Inc., Term Loan B, 3.77%, 12/31/14		1,218	1,203,412
HMH Publishing Co. Ltd., Term Loan, 6.51%, 6/12/14		2,329	1,439,145
Hubbard Broadcasting, Term Loan B (Second Lien), 5.25%, 4/28/17		1,095	1,095,408
Intelsat Jackson Holdings SA (FKA Intel Jackson Holding Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		8,159	8,145,576
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18		1,687	1,683,454
Kabel Deutschland GmbH, Term Loan F, 4.25%, 2/01/19		2,265	2,253,675
Lavena Holding 4 GmbH (Prosiebensat.1 Media AG):
Term Loan B, 3.81%, 3/06/15	EUR	304	351,749
Term Loan C, 4.06%, 3/04/16		608	707,546
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13	USD	4,250	4,372,187
Nielsen Finance LLC, Class C Term Loan, 3.51%, 5/02/16		403	402,898
Sinclair Television Group, Inc.:
Incremental Term Loan B3, 10/28/16		470	467,796
New Tranche B Term Loan, 4.00%, 10/28/16		1,583	1,575,908
Univision Communications, Inc., Extended First Lien Term Loan, 4.49%, 3/31/17		3,272	3,038,294
UPC Broadband Holding B.V., Term Loan U, 4.72%, 12/29/17	EUR	196	256,064
UPC Financing Partnership:
Term Loan, 4.75%, 12/29/17	USD	1,050	1,048,162
Term Loan T, 3.77%, 12/30/16		255	250,729
WC Luxco Sarl, Term Loan B3, 4.25%, 3/15/18		593	591,272
Weather Channel, Term Loan B, 4.25%, 2/13/17		1,429	1,429,568
			46,338,196

See Notes to Consolidated Financial Statements.

40	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Metals & Mining — 2.2%
Novelis, Inc.:
Incremental Term Loan B2, 4.00%, 3/10/17	USD	1,130	$1,124,856
Term Loan, 4.00%, 3/10/17		3,119	3,102,907
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		1,592	1,588,021
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		4,185	4,165,454
			9,981,238
Multi-Utilities — 0.1%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.), Term B Advance (First Lien), 2.75%, 11/01/13		343	322,672
Multiline Retail — 1.6%
99 Cents Only Stores, Term Loan B, 7.00%, 1/11/19		1,500	1,509,645
Dollar General Corp., Tranche B-2 Term Loan, 3.00% – 3.33%, 7/07/14		1,439	1,439,441
Hema Holding BV:
Second Lien Term Loan, 5.69%, 1/05/17	EUR	2,900	3,361,392
Term Loan B, 2.69%, 7/05/16		363	465,158
Term Loan C, 3.44%, 7/06/15		363	462,743
			7,238,379
Oil, Gas & Consumable Fuels — 1.0%
Gibson Energy, Term Loan B, 5.75%, 6/15/18	USD	1,493	1,494,052
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		3,044	3,059,534
			4,553,586
Paper & Forest Products — 0.8%
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13		1,050	1,057,875
Verso Paper Finance Holdings LLC, Term Loan, 6.79% – 7.54%, 2/01/13		4,656	2,327,915
			3,385,790
Pharmaceuticals — 2.4%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		1,782	1,766,853
Endo Pharmaceuticals Holdings, Inc., Term Loan B, 4.00%, 6/18/18		500	500,446
Pharmaceutical Products Development, Inc., Term Loan B, 6.25%, 12/05/18		1,745	1,760,269
Quintiles Transnational Corp., Term Loan B, 5.00%, 6/08/18		776	770,970
RPI Finance Trust, Term Loan Tranche 2, 4.00%, 5/09/18		1,144	1,142,236
Taminco Global Chemical Corp., New Term Loan, 6.25%, 2/15/19		925	928,802
Valeant Pharmaceuticals International, Add on Term Loan B, 3.75%, 2/08/19		2,415	2,407,465
Warner Chilcott Corp.:
Term Loan B-1, 4.25%, 3/15/18		862	860,031
Term Loan B-2, 4.25%, 3/15/18		431	430,016
			10,567,088
Professional Services — 1.2%
Booz Allen Hamilton, Inc., Tranche B Term Loan, 4.00%, 8/03/17		245	245,315
Emdeon, Inc., Term Loan B, 6.75%, 11/02/18		2,775	2,806,718
Fifth Third Processing Solutions LLC, Term Loan B (First Lien), 4.50%, 11/03/16		2,079	2,080,516
			5,132,549
Real Estate Investment Trusts (REITs) — 0.6%
iStar Financial, Inc., Term Loan (Second Lien), 5.00%, 6/28/13		2,873	2,859,896

Floating Rate Loan Interests (b)	Par (000)		Value
Real Estate Management & Development — 0.7%
Realogy Corp.:
Extended Synthetic Letter of Credit Loan, 4.53%, 10/10/16	USD	333	$308,825
Extended Term Loan, 4.77%, 10/10/16		3,033	2,813,857
			3,122,682
Road & Rail — 0.6%
Avis Budget Car Rental LLC, Incremental Term Loan, 6.25%, 9/21/18		1,082	1,092,840
RailAmerica, Inc., Term Loan B, 4.00%, 2/27/19		1,685	1,680,787
			2,773,627
Semiconductors & Semiconductor Equipment — 0.4%
Freescale Semiconductor, Inc., Extended Term Loan B, 4.52%, 12/01/16		728	709,441
NXP B.V., Term Loan A-2, 5.50%, 3/03/17		1,278	1,268,154
			1,977,595
Software — 0.6%
Blackboard, Inc., Term Loan B, 7.50%, 10/04/18		600	592,002
Infor Enterprise Solutions Holdings, Inc.:
Extended Delayed Draw Term Loan, 7/28/15		49	47,469
Extended Initial Term Loan, 7/28/15		91	89,381
Extended Initial Term Loan, 7/28/15	EUR	650	816,200
Sophia LP, Term Loan B, 6.25%, 7/19/18	USD	1,200	1,212,504
			2,757,556
Specialty Retail — 3.5%
Academy Ltd., Term Loan, 6.00%, 8/03/18		1,900	1,899,791
Burlington Coat Factory Warehouse Corp., Term Loan B, 6.25%, 2/23/17		1,364	1,364,437
Claire’s Stores, Inc., Term Loan B, 3.00% – 3.30%, 5/29/14		709	671,471
General Nutrition Centers, Inc., Term Loan B, 4.25%, 3/02/18		2,175	2,168,562
The Gymboree Corp., Term Loan, 5.00%, 2/23/18		815	766,304
Jo-Ann Stores, Inc., Term Loan B, 4.75%, 3/16/18		794	783,305
Michaels Stores, Inc.:
Extended Term Loan B3, 5.13%, 7/29/16		980	974,786
Term Loan B-2, 5.13%, 7/29/16		1,517	1,508,718
Petco Animal Supplies, Inc., Term Loan B, 4.50%, 11/24/17		2,555	2,543,571
Toys ‘R’ Us Delaware, Inc.:
Term Loan B1, 6.00%, 9/01/16		1,898	1,899,324
Term Loan B2, 5.25%, 5/25/18		1,141	1,127,827
			15,708,096
Wireless Telecommunication Services — 1.8%
Crown Castle International Corp., Term Loan B, 4.00%, 1/31/19		755	751,565
MetroPCS Wireless, Inc., Term Loan B-3, 4.00% – 4.06%, 3/16/18		1,261	1,250,743
Vodafone Americas Finance 2, Inc., Term Loan, 6.88%, 8/11/15 (h)		6,091	6,091,401
			8,093,709
Total Floating Rate Loan Interests — 72.1%			321,413,136

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	41

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Other Interests (k)	Beneficial Interest (000)		Value
Auto Components — 0.0%
Intermet Liquidating Trust, Class A (c)	USD	833	$1
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate		10,000	100
Diversified Financial Services — 0.3%
J.G.Wentworth LLC Preferred Equity Interests (c)		1	1,239,201
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc. (c)		1,440	14
Household Durables — 0.5%
Stanley Martin, Class B Membership Units		2	2,171,250
Media — 0.0%
Adelphia Escrow (c)		7,500	75
Adelphia Preferred Escrow (c)		5	—
Adelphia Recovery Trust (c)		9,406	941
Adelphia Recovery Trust, Series ACC-6B INT (c)		500	2,500
			3,516
Specialty Retail — 0.0%
Movie Gallery, Inc. Default Escrow (c)		21,700	217
Total Other Interests — 0.8%			3,414,299

Warrants (l)	Shares
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)		126,761	2
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)		1,216	—
Media — 0.1%
Charter Communications, Inc. (Expires 11/30/14)		12,661	237,900
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		1,247	—
HMH Holdings/EduMedia (Expires 3/09/17)		24,924	—
Total Warrants — 0.1%			237,902
Total Long-Term Investments (Cost — $649,369,385) — 133.3%			594,261,214

Short-Term Securities	Beneficial Interest (000)
Bank of New York Cash Reserves, 0.01% (m)	USD	9,310	9,309,840
Total Short-Term Securities (Cost — $9,309,840) — 2.1%			9,309,840
Total Investments (Cost — $658,679,225) — 135.4%			603,571,054
Liabilities in Excess of Other Assets — (35.4)%			(157,746,819)
Net Assets — 100.0%			$445,824,235

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Convertible security.

(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(i)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America	$1,605,645	$28,645
Barclays Capital Inc.	$298,538	$2,138
Citigroup Global Markets, Inc.	$153,188	$3,188
Goldman Sachs & Co.	$1,405,000	—
Morgan Stanley Co.	$2,017,078	$40,704

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(l)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(m)	Represents the current yield as of report date.

•	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended were as follows:

Affiliate	Shares Held at February 28, 2011	Net Activity	Shares Held at February 29, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	436,377	(436,377)	—	$2,537

•	Foreign currency exchange contracts as of February 29,2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	237,700	USD	232,758	Royal Bank of Scotland Plc	4/11/12	$7,263
USD	4,135,821	GBP	2,698,000	UBS AG	4/11/12	(155,208)
EUR	1,484,000	USD	1,960,563	Deutsche Bank AG	4/18/12	16,958
USD	17,446,101	EUR	13,552,500	Citibank NA	4/18/12	(613,429)
USD	642,015	EUR	486,000	UBS AG	4/18/12	(5,609)
Total						$(750,025)

See Notes to Consolidated Financial Statements.

42	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (concluded)	BlackRock Debt Strategies Fund, Inc. (DSU)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarize the inputs used as of February 29, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$3,130,625	$4,989,143	$8,119,768
Common Stocks	$2,213,632	370,718	5,458,062	8,042,412
Corporate Bonds	—	243,428,761	9,604,936	253,033,697
Floating Rate Loan interests	—	293,227,036	28,186,100	321,413,136
Other Interests	3,441	—	3,410,858	3,414,299
Warrants	237,900	—	2	237,902
Short-Term Investments	—	9,309,840	—	9,309,840
Total	$2,454,973	$549,466,980	$51,649,101	$603,571,054

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$24,221	—	$24,221
Liabilities:
Foreign currency exchange contracts	—	(774,246)	—	(774,246)
Total	—	$(750,025)	—	$(750,025)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets/Liabilities:
Balance, as of February 28, 2011	$6,393,325	$926,586	$12,777,038	$50,753,656	$4,757,077	$26	$75,607,708
Accrued discounts/premiums	68,423	—	471,764	217,248	—	—	757,435
Net realized gain (loss)	62,231	18,840	(7,813,320)	155,216	1,749,851	—	(5,827,182)
Net change in unrealized appreciation/depreciation[2]	(333,611)	(6,653,262)	10,181,762	3,942,086	405,548	(24)	7,542,499
Purchases	1,712,700	10,563,366	25,052	8,377,601	—	—	20,678,719
Sales	(1,813,925)	(23,902)	(6,037,804)	(25,745,324)	(3,501,613)	—	(37,122,568)
Transfers in3	—	626,434	444	2,248,566	—	—	2,875,444
Transfers out[3]	(1,100,000)	—	—	(11,762,949)	(5)	—	(12,862,954)
Balance, as of February 29, 2012	$4,989,143	$5,458,062	$9,604,936	$28,186,100	$3,410,858	$2	$51,649,101

[2]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on securities still held on February 29, 2012 was $(8,868,907).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	43

Consolidated Schedule of Investments February 29, 2012	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23	USD	147	$155,820
ARES CLO Funds, Series 2005-10A, Class B, 0.95%, 9/18/17 (a)(b)		500	462,690
Ballyrock CDO Ltd., Series 2006-1A, Class B, 0.84%, 8/28/19 (a)(b)		500	418,750
Canaras Summit CLO Ltd., Series 2007-1A, Class B, 1.04%, 6/19/21 (a)(b)		395	335,865
Flagship CLO, Series 2006-1A, Class B, 0.91%, 9/20/19 (a)(b)		1,000	772,500
Fraser Sullivan CLO Ltd., Series 2006-2A, Class B, 0.96%, 12/20/20 (a)(b)		500	425,000
Gannett Peak CLO Ltd., Series 2006-1X, Class A2, 0.92%, 10/27/20 (b)		305	246,287
Goldman Sachs Asset Management CLO Plc, Series 2007-1A, Class B, 1.00%, 8/01/22 (a)(b)		665	532,000
Landmark CDO Ltd., Series 2006-8A, Class B, 0.92%, 10/19/20 (a)(b)		570	477,193
MAPS CLO Fund LLC, Series 2005-1A, Class C, 1.52%, 12/21/17 (a)(b)		300	270,300
Portola CLO Ltd., Series 2007-1X, Class B1, 1.95%, 11/15/21 (b)		405	347,287
T2 Income Fund CLO Ltd., Series 2007-1A, Class B, 1.17%, 7/15/19 (a)(b)		345	299,201
Total Asset-Backed Securities — 3.3%			4,742,893

Common Stocks (c)	Shares
Auto Components — 0.7%
Delphi Automotive Plc		1	41
Delphi Automotive Plc (180-day lock) (acquired 11/17/11, cost $189,704) (d)		33,615	1,048,779
			1,048,820
Chemicals — 0.0%
GEO Specialty Chemicals, Inc.		10,732	4,937
Electrical Equipment — 0.0%
Medis Technologies Ltd.		13,053	65
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.		1,860	14,006
Software — 0.0%
HMH Holdings/EduMedia		47,227	11,807
Total Common Stocks — 0.7%			1,079,635

Corporate Bonds	Par (000)
Airlines — 0.1%
Delta Air Lines, Inc., Series 2009-1-B, 9.75%, 6/17/18	USD	55	58,663
Auto Components — 0.8%
Icahn Enterprises LP:
7.75%, 1/15/16		30	31,425
8.00%, 1/15/18 (a)		1,075	1,139,500
			1,170,925
Capital Markets — 0.0%
E*Trade Financial Corp., 3.99%, 8/31/19 (a)(e)(f)		46	43,528

Corporate Bonds	Par (000)		Value
Chemicals — 1.7%
CF Industries, Inc., 6.88%, 5/01/18	USD	480	$565,200
GEO Specialty Chemicals, Inc. (a):
7.50%, 3/31/15 (e)(g)		702	835,500
10.00%, 3/31/15		691	690,560
Ineos Finance Plc, 8.38%, 2/15/19 (a)		125	132,812
Lyondell Chemical Co., 11.00%, 5/01/18		150	164,142
LyondellBasell Industries NV, 6.00%, 11/15/21 (a)		50	54,875
			2,443,089
Commercial Banks — 0.2%
CIT Group, Inc.:
7.00%, 5/01/16		117	117,162
7.00%, 5/02/17 (a)		150	150,188
			267,350
Commercial Services & Supplies — 0.3%
ARAMARK Corp., 4.05%, 2/01/15 (b)		75	74,719
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		335	350,476
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		12	11,400
			436,595
Consumer Finance — 0.3%
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		425	454,750
Containers & Packaging — 0.4%
Graphic Packaging International, Inc., 9.50%, 6/15/17		115	127,938
OI European Group BV, 6.88%, 3/31/17	EUR	113	156,572
Smurfit Kappa Acquisitions (a):
7.25%, 11/15/17		55	78,406
7.75%, 11/15/19		160	229,688
			592,604
Diversified Financial Services — 1.4%
Ally Financial, Inc., 2.73%, 12/01/14 (b)	USD	1,175	1,099,720
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		70	74,637
Reynolds Group Issuer, Inc. (a):
8.75%, 10/15/16 (h)	EUR	200	283,114
8.75%, 10/15/16	USD	300	319,500
6.88%, 2/15/21		210	222,600
			1,999,571
Diversified Telecommunication Services — 0.4%
ITC Deltacom, Inc., 10.50%, 4/01/16		290	302,325
Qwest Communications International, Inc., 8.00%, 10/01/15		300	322,031
			624,356
Health Care Equipment & Supplies — 0.5%
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC):
10.88%, 11/15/14		645	656,288
7.75%, 4/15/18		95	81,700
			737,988
Health Care Providers & Services — 0.5%
HCA, Inc., 6.50%, 2/15/20		455	487,988
Tenet Healthcare Corp., 8.88%, 7/01/19		170	193,800
			681,788
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)		980	1,166,200
Hotels, Restaurants & Leisure — 1.1%
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		383	337,040
MGM Resorts International:
10.38%, 5/15/14		460	523,250
11.13%, 11/15/17		200	227,500

See Notes to Consolidated Financial Statements.

44	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
Travelport LLC (FKA Travelport, Inc.):
5.15%, 9/01/14 (b)	USD	665	$340,812
9.88%, 9/01/14 (a)		150	85,875
			1,514,477
Independent Power Producers & Energy Traders — 1.9%
Calpine Corp., 7.25%, 10/15/17 (a)		625	662,500
Energy Future Holdings Corp., 10.00%, 1/15/20		470	508,187
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		1,455	1,580,494
			2,751,181
Industrial Conglomerates — 0.5%
Sequa Corp., 13.50%, 12/01/15 (a)		679	724,477
Machinery — 0.1%
UR Financing Escrow Corp., 5.75%, 7/15/18 (a)		90	92,475
Media — 2.7%
AMC Networks, Inc., 7.75%, 7/15/21 (a)		120	133,800
CCH II LLC, 13.50%, 11/30/16		550	632,500
Checkout Holding Corp., 10.68%, 11/15/15 (a)(f)		350	157,500
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		212	232,140
Series B, 9.25%, 12/15/17		967	1,063,700
CSC Holdings LLC, 8.50%, 4/15/14		230	255,300
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		330	363,000
Unitymedia Hessen GmbH & Co. KG, 8.13%, 12/01/17 (a)		1,000	1,085,000
			3,922,940
Multiline Retail — 0.2%
Dollar General Corp., 11.88%, 7/15/17 (g)		235	257,915
Oil, Gas & Consumable Fuels — 0.1%
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		144	154,080
Paper & Forest Products — 0.2%
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		180	184,950
Verso Paper Holdings LLC, Series B, 4.30%, 8/01/14 (b)		180	124,650
			309,600
Pharmaceuticals — 0.2%
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (a)		210	214,200
Real Estate Management & Development — 0.1%
Realogy Corp., 7.63%, 1/15/20 (a)		190	196,175
Wireless Telecommunication Services — 2.2%
Cricket Communications, Inc., 7.75%, 5/15/16		825	878,625
Digicel Group Ltd. (a):
9.13%, 1/15/15		399	406,980
8.25%, 9/01/17		265	280,900
iPCS, Inc., 2.67%, 5/01/13 (b)		500	481,250
Sprint Nextel Corp. (a):
9.00%, 11/15/18		410	457,150
7.00%, 3/01/20		630	640,237
			3,145,142
Total Corporate Bonds — 16.7%			23,960,069

Floating Rate Loan Interests (b)	Par (000)		Value
Aerospace & Defense — 1.7%
DynCorp International, Term Loan B, 6.25% – 6.75%, 7/07/16	USD	415	$413,857
SI Organization, Inc., New Term Loan B, 4.50%, 11/22/16		467	447,675
TransDigm, Inc.:
Add on Term Loan B2, 4.00%, 2/14/17		225	225,187
Term Loan (First Lien), 4.00%, 2/14/17		941	939,672
Wesco Aircraft Hardware Corp., Term Loan B, 4.25%, 4/07/17		356	355,870
			2,382,261
Airlines — 0.8%
Delta Air Lines, Inc., Credit New Term Loan B, 5.50%, 4/20/17 (a)		1,180	1,152,045
Auto Components — 2.6%
Allison Transmission, Inc., Term Loan B, 2.75%, 8/07/14		1,629	1,611,038
Autoparts Holdings Ltd., First Lien Term Loan, 6.50%, 7/28/17		748	749,996
Federal-Mogul Corp.:
Term Loan B, 2.19% – 2.20%, 12/29/14		320	305,631
Term Loan C, 2.19% – 2.20%, 12/28/15		163	155,934
GPX International Tire Corp. (c)(i):
8.37%, 3/30/12		9	—
12.00%, 3/30/12		549	—
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17		540	541,577
UCI International, Inc., Term Loan, 5.50%, 7/26/17		396	396,990
			3,761,166
Biotechnology — 0.7%
Grifols SA, Term Loan B, 4.50%, 6/01/17		998	996,288
Building Products — 3.0%
Armstrong World Industries, Inc., Term Loan B, 4.00%, 3/09/18		620	617,794
CPG International I, Inc., Term Loan B, 6.00%, 2/18/17		941	888,772
Goodman Global Holdings, Inc., Initial First Lien Term Loan (First Lien), 5.75%, 10/28/16		2,327	2,338,393
Momentive Performance Materials, Inc. (Nautilus), Extended Term Loan B2, 4.08%, 5/05/15	EUR	340	428,367
			4,273,326
Capital Markets — 1.7%
American Capital Ltd., Term Loan B, 7.50%, 12/31/13	USD	70	70,153
HarbourVest Partners, Term Loan (First Lien), 6.25%, 12/16/16		838	838,853
Nuveen Investments, Inc.:
New Term Loan (First Lien), 3.30% – 3.58%, 5/12/17		459	456,111
Extended Term Loan, 5.74% – 5.83%, 5/12/17		916	913,423
Incremental Term Loan, 7.25%, 5/13/17		180	181,260
			2,459,800
Chemicals — 4.9%
American Rock Salt Holdings LLC, Term Loan B, 5.50%, 4/25/17		715	664,071
Ashland, Inc., Term Loan B, 3.75%, 8/23/18		459	460,365
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		800	802,504
Gentek, Inc., Term Loan B, 5.00% – 5.75%, 10/06/15		563	558,973
MDI Holdings, LLC, Tranche C Term Loan, 2.76%, 4/11/14	EUR	262	340,424
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17	USD	620	610,747
PolyOne Corp., Term Loan, 5.00%, 12/20/17		215	215,322
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan B (First Lien), 3.50%, 7/30/14 (a)		840	819,588

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	45

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Chemicals (concluded)
Styron Sarl, Term Loan B, 6.00% – 6.75%, 8/02/17	USD	585	$527,376
Tronox Worldwide LLC:
Delayed Draw Term Loan, 1.00%, 2/08/18		200	200,133
Term Loan B, 4.25%, 2/08/18		735	733,820
Univar, Inc., Term Loan B, 5.00%, 6/30/17		1,072	1,063,144
			6,996,467
Commercial Services & Supplies — 3.9%
Altegrity, Inc. (FKA US Investigations Services), Tranche D Term Loan, 7.75%, 2/20/15		930	928,343
ARAMARK Corp.:
Letter of Credit — 2 Facility, 3.55%, 7/26/16		22	21,615
Term Loan B, 3.83%, 7/26/16		307	303,939
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		484	482,246
Delos Aircraft, Inc., Term Loan B2, 7.00%, 3/17/16		1,000	1,001,070
International Lease Finance Corp., Term Loan B1, 6.75%, 3/17/15		40	40,067
KAR Auction Services, Inc., Term Loan B, 5.00%, 5/19/17		1,343	1,341,571
Synagro Technologies, Inc., Term Loan B, 2.25% – 2.26%, 4/02/14		859	768,985
Volume Services America, Inc., Term Loan B, 10.50% – 10.75%, 9/16/16		518	520,599
West Corp.:
Term Loan B4, 4.49% – 4.78%, 7/15/16		68	67,737
Term Loan B5, 4.49% – 4.51%, 7/15/16		131	130,786
			5,606,958
Communications Equipment — 1.2%
Avaya, Inc.:
Term Loan B1, 3.24%, 10/24/14		612	598,511
Term Loan B3, 4.99%, 10/26/17		360	349,117
CommScope, Inc., Term Loan B, 5.00%, 1/14/18		768	768,025
			1,715,653
Construction & Engineering — 0.9%
BakerCorp. International, Inc., Term Loan B, 5.00%, 6/01/18		428	427,208
Safeway Services, LLC, First Out Tranche Loan, 9.00%, 12/16/17		900	900,000
			1,327,208
Consumer Finance — 1.5%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		2,435	2,219,770
Containers & Packaging — 0.7%
Berry Plastics Holding Corp., Term Loan C, 2.25%, 4/03/15		137	133,643
Sealed Air Corp., Term Loan B, 4.75%, 10/03/18		827	835,392
			969,035
Diversified Consumer Services — 3.0%
Coinmach Service Corp., Term Loan, 3.41%, 11/20/14		1,341	1,234,644
Laureate Education, Inc., Extended Term Loan, 5.25%, 8/15/18		2,029	1,936,218
ServiceMaster Co.:
Delayed Draw Term Loan, 2.75%, 7/24/14		110	108,583
Term Loan, 2.77% – 3.03%, 7/24/14		1,104	1,090,358
			4,369,803
Diversified Financial Services — 1.5%
Reynolds Group Holdings, Inc.:
Tranche B Term Loan, 6.50%, 2/09/18		687	693,461
Tranche C Term Loan, 5.25% – 6.50%, 8/09/18		1,480	1,495,616
			2,189,077

Floating Rate Loan Interests (b)	Par (000)		Value
Diversified Telecommunication Services — 4.2%
Hawaiian Telcom Communications, Inc., Term Loan B, 9.00%, 2/25/17	USD	565	$563,587
Integra Telecom Holdings, Inc., Term Loan B, 9.25%, 4/15/15		788	693,440
Level 3 Financing, Inc.:
Term Loan B2, 5.75%, 9/03/18		2,000	2,013,760
Term Loan B3, 5.75%, 8/31/18		650	654,472
Tranche A Term Loan, 2.50% – 2.83%, 3/13/14		1,300	1,278,550
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		894	847,014
			6,050,823
Electronic Equipment, Instruments & Components — 1.2%
CDW LLC (FKA CDW Corp.), Extended Term Loan, 3.75% – 4.00%, 7/14/17		930	908,773
Flextronics International Ltd., Delayed Draw:
Term Loan A-2, 2.52%, 10/01/14		24	23,590
Term Loan A-3, 2.49%, 10/01/14		20	20,220
Sensata Technologies Finance Co., LLC, New Term Loan, 4.00%, 5/11/18		810	807,808
			1,760,391
Energy Equipment & Services — 2.9%
CCS Corp.:
Incremental Term Loan, 6.50%, 10/17/14		405	405,405
Term Loan B, 3.24%, 11/14/14		871	842,719
Dynegy Holdings, Inc.:
Coal Co. Term Loan, 9.25%, 8/04/16		520	516,777
Gas Co. Term Loan, 9.25%, 8/04/16		677	698,638
MEG Energy Corp., Term Loan B, 4.00%, 3/16/18		1,746	1,742,046
			4,205,585
Food & Staples Retailing — 1.6%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots), Facility B1, 3.60%, 7/09/15	GBP	675	980,851
B&G Foods, Inc., Term Loan B, 4.50%, 11/30/18	USD	200	200,450
Bolthouse Farms, Inc., Term Loan (First Lien), 5.50% – 5.75%, 2/11/16		270	269,971
U.S. Foodservice, Inc., Term Loan B, 2.74% – 2.75%, 7/03/14		904	872,026
			2,323,298
Food Products — 3.2%
Advance Pierre Foods, Term Loan:
(First Lien), 7.00%, 9/30/16		1,027	1,027,173
(Second Lien), 11.25%, 9/29/17		655	655,544
Del Monte Corp., Term Loan, 4.50%, 3/08/18		1,339	1,312,843
Michaels Foods Group, Inc. (FKA M-Foods Holdings, Inc.), Term Loan B, 4.25%, 2/23/18		83	82,795
Pinnacle Foods Finance LLC:
Tranche B Term Loan, 2.76% – 3.08%, 4/02/14		50	49,461
Tranche D Term Loan, 6.00% – 6.50%, 4/02/14		537	539,283
Solvest, Ltd. (Dole):
Tranche B-2 Term Loan, 5.00% – 6.00%, 7/06/18		299	300,492
Tranche C-2 Term Loan, 5.00% – 6.00%, 7/06/18		556	558,057
			4,525,648
Health Care Equipment & Supplies — 1.9%
Biomet, Inc., Term Loan B, 3.24% – 3.57%, 3/25/15		363	359,059
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC), Term Loan B, 3.24%, 5/20/14		545	537,349
Hupah Finance, Inc., Term Loan B, 6.25%, 1/21/19		410	409,746
Iasis Healthcare LLC, Term Loan, 5.00%, 5/03/18		404	401,323
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		953	959,043
			2,666,520

See Notes to Consolidated Financial Statements.

46	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Health Care Providers & Services — 4.7%
CHS/Community Health Systems, Inc.:
Non-Extended Delayed Draw Term Loan, 3.25%, 7/25/14	USD	40	$39,609
Non-Extended Term Loan, 2.49% – 4.50%, 7/25/14		742	732,318
ConvaTec, Inc., Term Loan, 5.75%, 12/22/16		693	691,053
DaVita, Inc., Term Loan B, 4.50%, 10/20/16		891	893,040
Emergency Medical Services, Term Loan, 5.25%, 5/25/18		887	884,128
Harden Healthcare LLC:
Term Loan, 8.50%, 3/02/15		328	321,325
Tranche A Additional Term Loan, 7.75%, 3/02/15		576	564,886
HCA, Inc.:
Tranche B-2 Term Loan, 3.83%, 3/31/17		368	362,826
Tranche B-3 Term Loan, 3.49%, 5/01/18		136	133,271
Health Management Associates, Inc., Term Loan B, 4.50%, 11/16/18		300	298,050
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Combined Term Loan, 6.50%, 8/04/16		696	668,802
Incremental Term Loan B-3, 6.75%, 5/15/18		452	433,655
Medpace, Inc., Term Loan, 6.50% – 7.25%, 6/16/17		647	620,880
Vanguard Health Holding Co. II, LLC (Vanguard Health Systems, Inc.), Term Loan B, 5.00%, 1/29/16		70	69,650
			6,713,493
Health Care Technology — 1.3%
IMS Health, Inc., Term Loan B, 4.50%, 8/25/17		637	637,340
Kinetic Concepts, Inc., Term Loan B, 7.00%, 5/04/18		835	848,569
MedAssets, Inc., Term Loan, 5.25%, 11/16/16		426	425,969
			1,911,878
Hotels, Restaurants & Leisure — 5.7%
Ameristar Casinos, Inc., Term Loan B, 4.00%, 4/13/18		645	646,067
Boyd Gaming Corp., Incremental Term Loan, 6.00%, 12/17/15		450	451,053
Caesars Entertainment Operating Co., Inc.:
Term Loan B3, 3.24%, 1/28/15		238	223,225
Term Loan B3, 3.00% – 3.58%, 1/28/15		2,734	2,561,924
Term Loan B4, 9.50%, 10/31/16		671	690,360
Dunkin’ Brands, Inc., Term Loan B, 4.00% – 5.25%, 11/23/17		1,006	1,002,653
Golden Living, Term Loan, 5.00%, 5/04/18		167	157,361
OSI Restaurant Partners LLC:
Revolver, 2.56% – 2.79%, 6/14/13		5	4,816
Term Loan B, 2.56%, 6/14/14		50	48,854
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term Loan B, 4.00%, 8/17/17		713	712,200
Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien), 4.25%, 12/20/18		800	796,504
Station Casinos, Inc., Term Loan B1, 3.24%, 6/17/16		550	495,918
Twin River Worldwide Holdings, Inc., Term Loan, 8.50%, 11/05/15		402	401,745
			8,192,680
Household Products — 0.6%
Prestige Brands International, Inc., Term Loan, 5.25%, 1/31/19		790	792,962

Floating Rate Loan Interests (b)	Par (000)		Value
Independent Power Producers & Energy Traders — 0.9%
AES Corp., Term Loan, 4.25%, 6/01/18	USD	993	$991,507
Texas Competitive Electric Holdings Co. LLC (TXU), Extended Term Loan, 4.76%, 10/10/17		655	365,590
			1,357,097
Industrial Conglomerates — 1.4%
Sequa Corp.:
Incremental Term Loan, 6.25%, 12/03/14		350	351,165
Term Loan, 3.76% – 3.84%, 12/03/14		1,671	1,653,163
			2,004,328
Insurance — 0.6%
CNO Financial Group, Inc., Term Loan B, 6.25%, 9/30/16		834	837,436
Internet Software & Services — 0.4%
Web.com Group, Inc., Term Loan B, 7.00%, 10/27/17		625	609,912
IT Services — 5.2%
Ceridian Corp., Term Loan, 3.24%, 11/10/14		749	708,146
First Data Corp.:
Extended Term Loan B, 4.24%, 3/23/18		3,559	3,194,007
Term Loan B-1, 2.99%, 9/24/14		467	446,270
Term Loan B-3, 2.99%, 9/24/14		78	74,959
infoGROUP, Inc., Term Loan B, 5.75%, 5/22/18		376	351,314
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		358	355,891
NeuStar, Inc., Term Loan B, 5.00%, 11/08/18		469	469,997
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche B Term Loan, 3.99% – 4.15%, 2/26/16		161	160,279
TransUnion LLC, Term Loan B, 4.75%, 2/12/18		1,729	1,730,348
			7,491,211
Leisure Equipment & Products — 0.2%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/20/13		315	318,840
Machinery — 1.5%
Terex Corp.:
Term Loan, 6.00%, 4/28/17	EUR	70	92,330
Term Loan B, 5.50%, 4/28/17	USD	694	698,536
Tomkins LLC, Term Loan B, 4.25%, 9/29/16		1,349	1,347,452
			2,138,318
Media — 18.0%
Acosta, Inc., Term Loan, 4.75%, 3/01/18		352	349,577
Affinion Group, Inc., Tranche B Term Loan, 5.00%, 10/10/16		810	757,867
AMC Entertainment, Inc., Term Loan B3, 4.25%, 2/22/18		375	370,009
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18		896	889,903
Atlantic Broadband Finance LLC, Term Loan B, 4.00%, 3/08/16		481	479,357
Bresnan Telecommunications Co., LLC, Term Loan B, 4.50%, 12/14/17		1,584	1,578,725
Capsugel Healthcare Ltd., Term Loan, 5.25%, 8/01/18		698	702,237
Catalina Marketing Corp., Term Loan B, 2.99%, 10/01/14		728	707,330
Cengage Learning Acquisitions, Inc.:
Term Loan, 2.49%, 7/03/14		352	326,427
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		494	478,112
Cequel Communications LLC, Term Loan B, 4.00%, 2/11/19		1,255	1,242,161

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	47

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Media (concluded)
Charter Communications Operating LLC:
Term Loan, 7.25%, 3/06/14	USD	14	$14,353
Term Loan C, 3.83%, 9/06/16		1,155	1,145,838
Clarke American Corp., Term Facility B, 2.74% – 3.08%, 6/30/14		264	240,975
Clear Channel Communication:
Term Loan B, 3.89%, 1/28/16		1,410	1,157,157
Term Loan C, 3.89%, 1/28/16		185	146,612
Cumulus Media, Inc., Term Loan, 5.75%, 9/17/18		705	705,585
Gray Television, Inc., Term Loan B, 3.77%, 12/31/14		735	725,914
HMH Publishing Co. Ltd., Term Loan, 6.51%, 6/12/14		735	454,325
Hubbard Broadcasting, Term Loan B (Second Lien), 5.25%, 4/28/17		498	497,913
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		3,474	3,467,845
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18		1,538	1,534,914
Kabel Deutschland GmbH, Term Loan F, 4.25%, 2/01/19		735	731,325
Knology, Inc., Term Loan B, 4.00%, 8/18/17		345	341,730
Lavena Holding 4 GmbH (Prosiebensat.1 Media AG), Term Loan B, 3.81%, 3/06/15	EUR	304	351,749
LIN Television Corp., Term Loan B, 5.00%, 12/21/18	USD	375	376,875
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		1,325	1,363,094
Nielsen Finance LLC, Class C Term Loan, 4.01%, 5/02/16		728	730,085
Sinclair Television Group, Inc.:
Incremental Term Loan B3, 10/28/16		150	149,296
New Tranche B Term Loan, 4.00%, 10/28/16		589	586,102
Univision Communications, Inc., Extended First Lien Term Loan, 4.49%, 3/31/17		1,116	1,036,492
UPC Broadband Holding B.V., Term Loan U, 4.72%, 12/29/17	EUR	210	275,005
UPC Financing Partnership:
Term Loan, 4.75%, 12/29/17	USD	530	529,072
Term Loan T, 3.77%, 12/30/16		95	93,409
WC Luxco Sarl, Term Loan B3, 4.25%, 3/15/18		250	248,956
Weather Channel, Term Loan B, 4.25%, 2/13/17		1,111	1,111,817
			25,898,143
Metals & Mining — 2.6%
Novelis, Inc., Term Loan, 4.00%, 3/10/17		1,514	1,506,780
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		498	496,256
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		1,737	1,729,179
			3,732,215
Multi-Utilities — 0.1%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.), Term B Advance (First Lien), 2.75%, 11/01/13		151	141,943
Multiline Retail — 1.2%
99 Cents Only Stores, Term Loan B, 7.00%, 1/11/19		600	603,858
Dollar General Corp., Tranche B-2 Term Loan, 3.00% – 3.33%, 7/07/14		360	360,609
Hema Holding BV:
Term Loan B, 2.69%, 7/05/16	EUR	205	263,590
Term Loan C, 3.44%, 7/06/15		205	262,221
The Neiman Marcus Group, Inc., Term Loan, 4.75%, 5/16/18	USD	200	198,400
			1,688,678

Floating Rate Loan Interests (b)	Par (000)		Value
Oil, Gas & Consumable Fuels — 1.9%
EquiPower Resources Holdings LLC, Term Loan B, 5.75%, 1/26/18	USD	819	$769,961
Gibson Energy, Term Loan B, 5.75%, 6/15/18		945	946,233
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		980	985,077
			2,701,271
Paper & Forest Products — 0.7%
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13		250	251,875
Verso Paper Finance Holdings LLC, Term Loan, 6.79% – 7.54%, 2/01/13		1,469	734,309
			986,184
Pharmaceuticals — 3.8%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		1,139	1,128,823
Endo Pharmaceuticals Holdings, Inc., Term Loan B, 4.00%, 6/18/18		187	186,833
Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, 12/05/18		950	958,313
Quintiles Transnational Corp., Term Loan B, 5.00%, 6/08/18		677	672,128
RPI Finance Trust, Term Loan Tranche 2, 4.00%, 5/09/18		498	496,624
Taminco Global Chemical Corp., New Term Loan, 6.25%, 2/15/19		335	336,377
Valeant Pharmaceuticals International, Add on Term Loan B, 3.75%, 2/08/19		1,210	1,206,225
Warner Chilcott Corp.:
Term Loan B-1, 4.25%, 3/15/18		363	362,118
Term Loan B-2, 4.25%, 3/15/18		181	181,059
			5,528,500
Professional Services — 1.4%
Booz Allen Hamilton, Inc., Tranche B Term Loan, 4.00%, 8/03/17		336	336,482
Emdeon, Inc., Term Loan B, 6.75%, 11/02/18		1,000	1,011,430
Fifth Third Processing Solutions LLC, Term Loan B (First Lien), 4.50%, 11/03/16		712	712,521
			2,060,433
Real Estate Investment Trusts (REITs) — 0.7%
iStar Financial, Inc., Term Loan (Second Lien), 5.00%, 6/28/13		983	978,385
Real Estate Management & Development — 1.0%
Mattamy Funding Partnership, Term Loan B, 2.75%, 4/11/13		226	214,517
Realogy Corp.:
Delayed Draw Term Loan, 3.25%, 10/10/13		29	27,404
Extended Synthetic Letter of Credit Loan, 4.53%, 10/10/16		45	41,787
Extended Term Loan, 4.77%, 10/10/16		1,230	1,140,830
			1,424,538
Road & Rail — 0.8%
Avis Budget Car Rental LLC, Incremental Term Loan, 6.25%, 9/21/18		559	564,046
RailAmerica, Inc., Term Loan B, 4.00%, 2/27/19		545	543,638
			1,107,684
Semiconductors & Semiconductor Equipment — 0.7%
Freescale Semiconductor, Inc., Extended Term Loan B, 4.52%, 12/01/16		464	451,646
NXP B.V., Term Loan A-2, 5.50%, 3/03/17		599	594,309
			1,045,955

See Notes to Consolidated Financial Statements.

48	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)			Value
Software — 1.5%
Blackboard, Inc., Term Loan B, 7.50%, 10/04/18	USD	295		$291,067
Datatel, Inc., Term Loan B, 6.25%, 7/19/18		600		606,252
Infor Enterprise Solutions Holdings, Inc.:
Extended Delayed Draw Term Loan, 7/28/15		21		20,344
Extended Initial Term Loan, 7/28/15	EUR	225		282,531
Extended Initial Term Loan, 7/28/15	USD	39		38,306
Rovi Corp., Tranche B Term Loan, 4.00%, 2/07/18		546		545,193
Vertafore, Inc., Term Loan B, 5.25%, 7/29/16		356		353,372
				2,137,065
Specialty Retail — 4.6%
Academy Ltd., Term Loan, 6.00%, 8/03/18		900		899,901
Bass Pro Group LLC, Term Loan, 5.25%, 6/13/17		70		69,700
Burlington Coat Factory Warehouse Corp., Term Loan B, 6.25%, 2/23/17		455		454,812
Claire’s Stores, Inc., Term Loan B, 2.99% – 3.30%, 5/29/14		232		219,642
General Nutrition Centers, Inc., Term Loan B, 4.25%, 3/02/18		940		937,218
The Gymboree Corp., Term Loan B, 5.00%, 2/23/18		345		324,386
Jo-Ann Stores, Inc., Term Loan, 4.75%, 3/16/18		372		366,867
Michaels Stores, Inc.:
Extended Term Loan B-2, 5.13%, 7/29/16		711		706,910
Extended Term Loan B3, 5.13%, 7/29/16		392		389,800
Petco Animal Supplies, Inc., Term Loan B, 4.50%, 11/24/17		1,080		1,075,043
Toys ‘R’ Us Delaware, Inc.:
Term Loan B1, 6.00%, 9/01/16		921		922,306
Term Loan B2, 5.25%, 5/25/18		298		294,216
				6,660,801
Wireless Telecommunication Services — 2.2%
Crown Castle International Corp., Term Loan B, 4.00%, 1/25/19		1,075		1,070,109
MetroPCS Wireless, Inc.:
Term Loan B-3, 4.00% – 4.06%, 3/16/18		147		145,551
Tranche B-2 Term Loan, 4.07% – 4.13%, 11/03/16		476		472,207
Vodafone Americas Finance 2, Inc.:
Term Loan, 6.88%, 8/11/15 (g)		1,211		1,211,003
Term Loan B, 6.25%, 7/11/16		309		308,602
				3,207,472
Total Floating Rate Loan Interests — 106.8%				153,618,544

Other Interests (j)	Beneficial Interest (000)
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate		2,000		20
Diversified Financial Services — 0.2%
J.G.Wentworth LLC Preferred Equity Interests (c)		—	(k)	311,526
Total Other Interests — 0.2%				311,546

Warrants (l) — 0.0%	Shares
Software — 0.0%
HMH Holdings/EduMedia (Expires 3/09/17)		5,330		—
Total Long-Term Investments (Cost — $185,371,855) — 127.7%				183,712,687

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (m)(n)	2,382,746	$2,382,746
Total Short-Term Securities (Cost — $2,382,746) — 1.7%		2,382,746

Options Purchased	Contracts
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/14/19, Broker Goldman Sachs Bank USA (a)	11	—
Total Options Purchased (Cost — $10,755) — 0.0%		—
Total Investments (Cost — $187,765,356) — 129.4%		186,095,433
Liabilities in Excess of Other Assets — (29.4)%		(42,322,482)
Net Assets — 100.0%		$143,772,951

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Restricted security as to resale. As of report date the Fund held 0.73% of its net assets, with a current value of $1,048,779 and an original cost of $189,704 in this security.

(e)	Convertible security.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	Amount is less than $500.

(l)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(m)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2011	Net Activity	Shares Held at February 29, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,714,267	(331,521)	2,382,746	$1,960

(n)	Represents the current yield as of report date.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	49

Consolidated Schedule of Investments (concluded)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

•	Foreign currency exchange contracts as of February 29,2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	878,364	GBP	573,000	UBS AG	4/11/12	$(32,963)
EUR	218,000	USD	288,382	Citibank NA	4/18/12	2,116
EUR	213,000	USD	282,391	Deutsche Bank AG	4/18/12	1,444
USD	3,065,459	EUR	2,386,500	Citibank NA	4/18/12	(114,697)
USD	285,175	EUR	215,000	Citibank NA	4/18/12	(1,326)
Total						$(145,426)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarize the inputs used as of February 29, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,730,769	$3,012,124	$4,742,893
Common Stocks	$14,112	1,048,779	16,744	1,079,635
Corporate Bonds	—	22,096,969	1,863,100	23,960,069
Floating Rate Loan Interests	—	144,175,617	9,442,927	153,618,544
Other Interests	—	—	311,546	311,546
Warrants	—	—	—	—
Short-Term Securities	2,382,746	—	—	2,382,746
Total	$2,396,858	$169,052,134	$14,646,441	$186,095,433

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$3,560	—	$3,560
Liabilities:
Foreign currency exchange contracts	—	(148,986)	—	(148,986)
Total	—	$(145,426)	—	$(145,426)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Unfunded Loan Commitments Assets	Unfunded Loan Commitments (Liabilities)	Total
Assets/Liabilities:
Balance, as of February 28, 2011	$4,537,295	$240,264	$1,839,313	$20,965,976	$299,336	$2,079	$(5,523)	$27,878,740
Accrued discounts/premiums	52,001	—	56,702	192,896	—	—	—	301,599
Net realized gain (loss)	5,598	15	(1,818,719)	132,341	—	—	—	(1,680,765)
Net change in unrealized appreciation/depreciation[2]	(198,420)	(222,730)	2,059,186	(1,297,119)	2,378	(2,079)	5,523	346,739
Purchases	—	—	5,005	2,924,771	9,832	—	—	2,939,608
Sales	(944,350)	(805)	(278,387)	(9,198,408)	—	—	—	(10,421,950)
Transfers in3	—	—	—	948,026	—	—	—	948,026
Transfers out[3]	(440,000)	—	—	(5,225,556)	—	—	—	(5,665,556)
Balance, as of February 29, 2012	$3,012,124	$16,744	$1,863,100	$9,442,927	$311,546	—	—	$14,646,441

[2]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on securities still held on February 29, 2012 was $(1,481,409).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Consolidated Financial Statements.

50	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments February 29, 2012	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23	USD	335	$355,100
ARES CLO Funds, Series 2005-10A, Class B, 0.95%, 9/18/17 (a)(b)		500	462,690
Canaras Summit CLO Ltd., Series 2007-1A, Class B, 1.04%, 6/19/21 (a)(b)		635	539,934
CSAM Funding, Series 2A, Class B1, 7.05%, 10/15/16		500	503,150
Franklin CLO Ltd., Series 6A, Class B, 0.97%, 8/09/19 (a)(b)		810	688,338
Gannett Peak CLO Ltd., Series 2006-1X, Class A2, 0.92%, 10/27/20 (b)		495	399,713
Greyrock CDO Ltd., Series 2005-1X, Class A2L, 0.92%, 11/15/17 (b)		1,025	878,015
Portola CLO Ltd., Series 2007-1X, Class B1, 1.95%, 11/15/21 (b)		645	553,087
T2 Income Fund CLO Ltd., Series 2007-1A, Class B, 1.17%, 7/15/19 (a)(b)		560	485,660
Total Asset-Backed Securities — 2.1%			4,865,687

Common Stocks (c)	Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc.		142,466	65,534
Containers & Packaging — 0.1%
Smurfit Kappa Plc		18,171	184,484
Metals & Mining — 0.1%
Euramax International		935	271,121
Paper & Forest Products — 0.4%
Ainsworth Lumber Co. Ltd.		190,634	300,560
Ainsworth Lumber Co. Ltd. (a)		371,556	585,808
			886,368
Software — 0.0%
HMH Holdings/EduMedia		75,676	18,919
Total Common Stocks — 0.6%			1,426,426

Corporate Bonds	Par (000)
Aerospace & Defense — 0.9%
Bombardier, Inc., 7.75%, 3/15/20 (a)	USD	900	1,044,000
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21		425	455,281
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		692	745,630
			2,244,911
Airlines — 0.3%
Delta Air Lines, Inc., Series 2009-1-B, 9.75%, 6/17/18		89	93,860
United Air Lines, Inc., 12.75%, 7/15/12		589	609,872
			703,732
Auto Components — 1.6%
Delphi Corp., 6.13%, 5/15/21 (a)		290	311,025
Icahn Enterprises LP:
7.75%, 1/15/16		110	115,225
8.00%, 1/15/18		2,690	2,851,400
8.00%, 1/15/18 (a)		50	53,000
Titan International, Inc., 7.88%, 10/01/17		490	520,625
Venture Holdings Co. LLC (c)(d):
12.00%, 7/01/49		700	—
Series B, 9.50%, 7/01/05		3,325	—
			3,851,275

Corporate Bonds	Par (000)		Value
Biotechnology — 0.0%
QHP Pharma, 10.25%, 3/15/15 (a)	USD	98	$98,702
Building Products — 0.4%
Building Materials Corp. of America (a):
7.00%, 2/15/20		485	526,225
6.75%, 5/01/21		410	445,875
			972,100
Capital Markets — 0.8%
American Capital Ltd., 7.96%, 12/31/13 (e)		600	611,124
E*Trade Financial Corp., 12.50%, 11/30/17		935	1,089,275
KKR Group Finance Co., 6.38%, 9/29/20 (a)		280	297,981
			1,998,380
Chemicals — 3.2%
American Pacific Corp., 9.00%, 2/01/15		610	594,750
Celanese US Holdings LLC, 5.88%, 6/15/21		300	327,000
GEO Specialty Chemicals, Inc. (a):
7.50%, 3/31/15 (f)(g)		1,869	2,223,661
10.00%, 3/31/15		1,839	1,838,720
Huntsman International LLC, 8.63%, 3/15/21		150	169,500
Ineos Finance Plc, 8.38%, 2/15/19 (a)		200	212,500
Kinove German Bondco GmbH, 9.63%, 6/15/18 (a)		400	409,000
Lyondell Chemical Co., 11.00%, 5/01/18		1,017	1,114,827
LyondellBasell Industries NV, 6.00%, 11/15/21 (a)		80	87,800
Solutia, Inc., 7.88%, 3/15/20		430	504,175
			7,481,933
Commercial Banks — 1.6%
CIT Group, Inc.:
7.00%, 5/01/16		340	340,836
7.00%, 5/01/17		2,571	2,571,000
7.00%, 5/02/17 (a)		400	400,500
5.50%, 2/15/19 (a)		520	531,050
			3,843,386
Commercial Services & Supplies — 1.3%
ARAMARK Corp., 8.50%, 2/01/15		440	451,554
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		528	551,693
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		25	23,750
The Geo Group, Inc., 7.75%, 10/15/17		450	484,875
Iron Mountain, Inc., 7.75%, 10/01/19		290	320,450
Mobile Mini, Inc., 7.88%, 12/01/20		335	351,750
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (a)		550	638,000
West Corp., 8.63%, 10/01/18		165	181,088
			3,003,160
Communications Equipment — 0.1%
Hughes Satellite Systems Corp., 6.50%, 6/15/19		320	339,200
Consumer Finance — 0.2%
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		140	155,400
6.63%, 8/15/17		300	339,949
			495,349
Containers & Packaging — 1.0%
Ball Corp.:
6.75%, 9/15/20		325	362,375
5.00%, 3/15/22 (h)		540	552,150
Berry Plastics Corp., 8.25%, 11/15/15		540	580,500
Graphic Packaging International, Inc., 9.50%, 6/15/17		185	205,813
Sealed Air Corp. (a):
8.13%, 9/15/19		405	457,650
8.38%, 9/15/21		110	125,950
			2,284,438

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	51

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services — 3.3%
Ally Financial, Inc.:
8.30%, 2/12/15	USD	3,670	$4,055,350
8.00%, 11/01/31		40	44,650
8.00%, 11/01/31		370	401,470
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		296	315,610
Reynolds Group Issuer, Inc. (a):
8.75%, 10/15/16 (i)		850	905,250
7.13%, 4/15/19		560	592,200
9.88%, 8/15/19		710	733,963
6.88%, 2/15/21		480	508,800
WMG Acquisition Corp., 9.50%, 6/15/16 (a)		105	116,025
			7,673,318
Diversified Telecommunication Services — 1.0%
ITC Deltacom, Inc., 10.50%, 4/01/16		520	542,100
Level 3 Financing, Inc.:
4.51%, 2/15/15 (b)		1,295	1,256,150
8.13%, 7/01/19 (a)		250	261,875
Qwest Communications International, Inc., Series B, 7.50%, 2/15/14		180	180,630
TW Telecom Holdings, Inc., 8.00%, 3/01/18		90	98,663
			2,339,418
Electric Utilities — 0.2%
IPALCO Enterprises, Inc., 7.25%, 4/01/16 (a)		405	449,550
Energy Equipment & Services — 1.7%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		595	595,000
Frac Tech Services LLC, 7.63%, 11/15/18 (a)		625	667,188
Key Energy Services, Inc., 6.75%, 3/01/21		380	398,050
MEG Energy Corp., 6.50%, 3/15/21 (a)		490	524,300
Oil States International, Inc., 6.50%, 6/01/19		175	188,125
Peabody Energy Corp., 6.25%, 11/15/21 (a)		1,605	1,681,237
			4,053,900
Gas Utilities — 0.1%
Targa Resources Partners LP, 6.88%, 2/01/21		250	266,875
Health Care Equipment & Supplies — 0.6%
DJO Finance LLC:
10.88%, 11/15/14		670	681,725
7.75%, 4/15/18		30	25,800
Fresenius Medical Care US Finance II, Inc., 5.88%, 1/31/22 (a)		340	358,700
Teleflex, Inc., 6.88%, 6/01/19		250	269,375
			1,335,600
Health Care Providers & Services — 2.6%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		235	240,287
HCA, Inc.:
8.50%, 4/15/19		25	28,000
6.50%, 2/15/20		1,030	1,104,675
7.88%, 2/15/20		1,174	1,294,335
5.88%, 3/15/22		785	804,625
Omnicare, Inc., 7.75%, 6/01/20		945	1,052,494
Tenet Healthcare Corp.:
10.00%, 5/01/18		430	500,950
8.88%, 7/01/19		870	991,800
			6,017,166
Health Care Technology — 0.9%
IMS Health, Inc., 12.50%, 3/01/18 (a)		1,730	2,058,700

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure — 1.8%
Caesars Operating Escrow, LLC., 8.50%, 2/15/20 (a)	USD	480	$489,600
Diamond Resorts Corp., 12.00%, 8/15/18		540	569,700
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		282	248,160
MGM Resorts International:
10.38%, 5/15/14		1,220	1,387,750
11.13%, 11/15/17		1,300	1,478,750
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (c)(d)		220	—
			4,173,960
Household Durables — 0.7%
Beazer Homes USA, Inc., 12.00%, 10/15/17		1,000	1,090,000
Standard Pacific Corp., 8.38%, 1/15/21		550	584,375
			1,674,375
Independent Power Producers & Energy Traders — 3.1%
AES Corp.:
7.75%, 10/15/15		155	175,150
9.75%, 4/15/16		674	802,060
7.38%, 7/01/21 (a)		165	188,100
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (a)		1,000	1,087,500
Calpine Corp. (a):
7.25%, 10/15/17		350	371,000
7.50%, 2/15/21		190	206,150
Energy Future Holdings Corp., 10.00%, 1/15/20		1,000	1,081,250
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		2,460	2,672,175
Laredo Petroleum, Inc., 9.50%, 2/15/19		425	468,562
QEP Resources, Inc., 5.38%, 10/01/22		178	179,780
			7,231,727
Industrial Conglomerates — 1.5%
Sequa Corp. (a):
11.75%, 12/01/15		1,430	1,519,375
13.50%, 12/01/15		1,930	2,060,250
			3,579,625
Insurance — 0.6%
CNO Financial Group, Inc., 9.00%, 1/15/18 (a)		851	915,889
Genworth Financial, Inc., 7.63%, 9/24/21		370	383,884
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		220	196,350
			1,496,123
IT Services — 0.4%
First Data Corp. (a):
7.38%, 6/15/19		105	106,181
8.25%, 1/15/21		521	504,068
12.63%, 1/15/21		308	323,400
			933,649
Machinery — 0.6%
Navistar International Corp., 8.25%, 11/01/21		204	223,125
UR Financing Escrow Corp. (a)(h):
5.75%, 7/15/18		462	474,705
7.38%, 5/15/20		300	307,875
7.63%, 4/15/22		375	388,125
			1,393,830

See Notes to Consolidated Financial Statements.

52	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media — 8.0%
AMC Networks, Inc., 7.75%, 7/15/21 (a)	USD	190	$211,850
CCH II LLC, 13.50%, 11/30/16		1,700	1,955,000
CCO Holdings LLC, 7.88%, 4/30/18		565	617,263
Checkout Holding Corp., 10.68%, 11/15/15 (a)(j)		570	256,500
Cinemark USA, Inc., 8.63%, 6/15/19		195	216,938
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		340	372,300
7.63%, 3/15/20 (a)(h)		745	745,000
Series B, 9.25%, 12/15/17		4,526	4,978,600
CSC Holdings LLC, 8.50%, 4/15/14		390	432,900
DISH DBS Corp.:
7.00%, 10/01/13		850	912,687
6.63%, 10/01/14		750	817,500
6.75%, 6/01/21		225	249,750
Interactive Data Corp., 10.25%, 8/01/18		810	913,275
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (a)		540	583,200
Lamar Media Corp., 5.88%, 2/01/22 (a)		255	266,156
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		530	583,000
Nielsen Finance LLC:
11.63%, 2/01/14		636	739,350
7.75%, 10/15/18		640	712,000
ProQuest LLC, 9.00%, 10/15/18 (a)		220	194,700
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany GmbH), 8.13%, 12/01/17 (a)		1,500	1,627,500
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		1,250	1,362,500
			18,747,969
Metals & Mining — 0.9%
Novelis, Inc., 8.75%, 12/15/20		1,895	2,112,925
RathGibson, Inc., 11.25%, 2/15/14 (c)(d)		2,175	—
			2,112,925
Multiline Retail — 0.4%
Dollar General Corp., 11.88%, 7/15/17 (g)		948	1,040,439
Oil, Gas & Consumable Fuels — 6.7%
Arch Coal, Inc., 7.00%, 6/15/19 (a)		115	115,000
Chesapeake Midstream Partners LP, 6.13%, 7/15/22 (a)		415	429,525
Chesapeake Oilfield Operating LLC, 6.63%, 11/15/19 (a)		25	25,500
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		240	256,800
Consol Energy, Inc.:
8.25%, 4/01/20		900	981,000
6.38%, 3/01/21 (a)		230	231,725
Crosstex Energy LP, 8.88%, 2/15/18		55	59,675
Denbury Resources, Inc.:
8.25%, 2/15/20		351	400,140
6.38%, 8/15/21		295	325,238
El Paso Corp., 7.00%, 6/15/17		825	921,887
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		665	701,575
Forest Oil Corp., 8.50%, 2/15/14		110	119,350
Hilcorp Energy I LP, 7.63%, 4/15/21 (a)		1,105	1,204,450
Holly Energy Partners LP, 6.50%, 3/01/20 (a)(h)		80	81,700
Linn Energy LLC:
6.25%, 11/01/19 (a)		1,025	1,023,719
8.63%, 4/15/20		190	210,900
7.75%, 2/01/21		485	521,375
Niska Gas Storage US LLC, 8.88%, 3/15/18		300	288,000
Oasis Petroleum, Inc.:
7.25%, 2/01/19		170	180,200
6.50%, 11/01/21		155	159,650
OGX Petroleo e Gas Participações SA, 8.50%, 6/01/18 (a)		2,695	2,809,537

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Petrohawk Energy Corp.:
10.50%, 8/01/14	USD	310	$344,488
7.88%, 6/01/15		415	438,344
7.25%, 8/15/18		275	314,531
Pioneer Natural Resources Co., 7.20%, 1/15/28		570	707,448
Plains Exploration & Production Co., 6.75%, 2/01/22		815	892,425
Precision Drilling Corp., 6.50%, 12/15/21 (a)		445	475,037
Range Resources Corp.:
5.75%, 6/01/21		645	690,150
5.00%, 8/15/22 (h)		298	300,980
Ruby Pipeline LLC, 6.00%, 4/01/22 (a)		335	334,328
SandRidge Energy, Inc., 7.50%, 3/15/21		220	222,200
			15,766,877
Paper & Forest Products — 1.0%
Clearwater Paper Corp., 10.63%, 6/15/16		365	414,731
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		970	1,074,592
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		145	148,988
Verso Paper Holdings LLC:
11.50%, 7/01/14		289	294,780
Series B, 4.30%, 8/01/14 (b)		485	335,862
			2,268,953
Pharmaceuticals — 0.4%
Valeant Pharmaceuticals International (a):
6.50%, 7/15/16		480	489,600
7.25%, 7/15/22		350	352,188
			841,788
Real Estate Investment Trusts (REITs) — 0.4%
Felcor Lodging LP, 6.75%, 6/01/19		950	971,375
Real Estate Management & Development — 0.5%
Realogy Corp., 7.63%, 1/15/20 (a)		630	650,475
Shea Homes LP, 8.63%, 5/15/19 (a)		440	444,400
			1,094,875
Road & Rail — 1.4%
Avis Budget Car Rental LLC, 8.25%, 1/15/19		160	166,800
Florida East Coast Railway Corp., 8.13%, 2/01/17		200	202,000
The Hertz Corp.:
7.50%, 10/15/18		915	987,056
6.75%, 4/15/19 (a)(h)		150	157,125
6.75%, 4/15/19		375	392,813
7.38%, 1/15/21		1,310	1,418,075
			3,323,869
Specialty Retail — 0.4%
United Auto Group, Inc., 7.75%, 12/15/16		845	880,921
Textiles, Apparel & Luxury Goods — 0.1%
PVH Corp., 7.75%, 11/15/23		215	245,373
Transportation Infrastructure — 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (a)		176	185,020
Wireless Telecommunication Services — 2.9%
Cricket Communications, Inc., 7.75%, 5/15/16		1,770	1,885,050
Digicel Group Ltd. (a):
12.00%, 4/01/14		800	898,000
8.25%, 9/01/17		270	286,200
Sprint Capital Corp., 6.88%, 11/15/28		2,440	1,903,200
Sprint Nextel Corp. (a):
9.00%, 11/15/18		1,150	1,282,250
7.00%, 3/01/20		570	579,263
			6,833,963
Total Corporate Bonds — 53.7%			126,308,729

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	53

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Aerospace & Defense — 0.5%
TransDigm, Inc.:
Add on Term Loan B2, 4.00%, 2/14/17	USD	380	$380,315
Term Loan (First Lien), 4.00%, 2/14/17		743	741,847
			1,122,162
Airlines — 0.5%
Delta Air Lines, Inc., Credit New Term Loan B, 5.50%, 4/20/17		1,124	1,096,989
Auto Components — 1.8%
Allison Transmission, Inc., Term Loan B, 2.75%, 8/07/14		1,927	1,904,979
Autoparts Holdings Ltd.:
First Lien Term Loan, 6.50%, 7/28/17		863	864,995
Second Lien Term Loan, 10.50%, 1/29/18		900	875,250
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17		495	496,445
			4,141,669
Biotechnology — 0.5%
Grifols SA, Term Loan B, 4.50%, 6/1/17		1,253	1,250,984
Building Products — 1.1%
CPG International, Inc., Term Loan B, 6.00%, 2/18/17		594	561,330
Goodman Global, Inc.:
Initial Term Loan (First Lien), 5.75%, 10/28/16		1,629	1,636,875
Term Loan (Second Lien), 9.00%, 10/30/17		382	387,786
			2,585,991
Capital Markets — 1.1%
HarbourVest Partners, Term Loan (First Lien), 6.25%, 12/16/16		838	838,853
Nuveen Investments, Inc.:
Term Loan (First Lien), 3.30% – 3.58%, 11/13/14		371	368,028
Incremental Term Loan, 7.25%, 5/13/17		295	297,065
Term Loan, 5.81%, 5/12/17		1,004	1,001,654
			2,505,600
Chemicals — 3.9%
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17		1,186	1,102,173
Ashland, Inc., Term Loan B, 3.75%, 8/23/18		698	700,555
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		800	802,504
Gentek, Inc., Term Loan B, 5.75%, 10/06/15		919	913,216
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		868	855,046
Polyone Corp., Term Loan, 5.00%, 12/20/17		350	350,525
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan B (First Lien), 3.50%, 7/30/14		1,395	1,360,585
Styron Sarl, Term Loan B, 6.00% – 6.75%, 8/02/17		952	858,386
Tronox Worldwide LLC:
Delayed Draw Term Loan, 1.00%, 2/02/18		201	201,203
Term Loan B, 4.25%, 2/02/18		739	737,744
Univar, Inc., Term Loan B, 5.00%, 6/30/17		1,287	1,276,614
			9,158,551
Commercial Services & Supplies — 2.7%
Altegrity, Inc. (FKA US Investigations Services, Inc.), Tranche D Term Loan, 7.75%, 2/20/15		1,394	1,392,515
ARAMARK Corp.:
Letter of Credit, 3.55%, 7/26/16		35	34,859
Term Loan B, 3.83%, 7/26/16		489	484,327
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		588	586,295
Delos Aircraft, Inc., Term Loan B2, 7.00%, 3/17/16		1,075	1,076,150

Floating Rate Loan Interests (b)	Par (000)		Value
Commercial Services & Supplies (concluded)
KAR Auction Services, Inc., Term Loan B, 5.00%, 5/19/17	USD	1,244	$1,242,195
Synagro Technologies, Inc., Term Loan B, 2.25% – 2.26%, 4/02/14		492	440,135
Volume Services America, Inc., Term Loan B, 10.50% – 10.75%, 9/16/16		988	991,618
			6,248,094
Communications Equipment — 0.8%
Avaya, Inc.:
Term Loan B1, 3.24%, 10/24/14		957	936,122
Term Loan B3, 4.99%, 10/26/17		175	169,710
CommScope, Inc., Term Loan B, 5.00%, 1/14/18		829	828,780
			1,934,612
Construction & Engineering — 1.1%
BakerCorp. International, Inc., Term Loan B, 5.00%, 6/01/18		682	681,051
Brand Energy & Infrastructure Services, Inc. (FR Brand Acquisition Corp.), Synthetic Letter of Credit, Term Loan (First Lien), 3.00%, 2/07/14		500	446,460
Safway Services, LLC, First Out Tranche Loan, 9.00%, 12/16/17		1,500	1,500,000
			2,627,511
Consumer Finance — 0.6%
Springleaf Finance Corp. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		1,610	1,467,692
Containers & Packaging — 0.6%
Berry Plastics Holding Corp., Term Loan C, 2.25%, 4/03/15		488	474,980
Sealed Air Corp., Term Loan B, 4.75%, 10/03/18		911	919,926
			1,394,906
Diversified Consumer Services — 2.9%
Coinmach Service Corp., Term Loan, 3.41%, 11/20/14		2,165	1,994,346
Laureate Education, Inc., Extended Term Loan, 5.25%, 8/15/18		3,065	2,925,268
ServiceMaster Co.:
Delayed Draw Term Loan, 2.75%, 7/24/14		174	171,759
Term Loan, 2.77% – 3.03%, 7/24/14		1,746	1,724,746
			6,816,119
Diversified Financial Services — 1.2%
Reynolds Group Holdings, Inc.:
Tranche B Term Loan, 6.50%, 2/09/18		452	455,703
Tranche C Term Loan, 5.25% – 6.50%, 8/09/18		2,319	2,343,131
			2,798,834
Diversified Telecommunication Services — 3.0%
Hawaiian Telcom Communications, Inc., Term Loan B, 7.00%, 2/25/17		1,095	1,092,263
Integra Telecom Holdings, Inc., Term Loan, 9.25%, 4/15/15		911	801,790
Level 3 Financing, Inc.:
Tranche A Term Loan, 2.50% – 2.83%, 3/13/14		1,100	1,081,850
Term Loan B2, 5.75%, 9/03/18		2,050	2,064,104
Term Loan B3, 5.75%, 8/31/18		775	780,332
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		1,372	1,299,506
			7,119,845

See Notes to Consolidated Financial Statements.

54	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Electronic Equipment, Instruments & Components — 0.9%
CDW LLC (FKA CDW Corp.), Extended Term Loan, 4.00%, 7/14/17	USD	1,139	$1,112,911
Sensata Technologies Finance Co. LLC, Term Loan, 4.00%, 5/11/18		1,108	1,105,485
			2,218,396
Energy Equipment & Services — 2.0%
CCS Corp., Term Loan B, 3.24%, 11/14/14		705	681,959
Dynegy Holding, Inc.:
Coal Co. Term Loan, 9.25%, 8/04/16		864	858,650
Gas Co. Term Loan, 9.25%, 8/04/16		1,580	1,630,154
MEG Energy Corp., Term Loan B, 4.00%, 3/16/18		1,556	1,552,910
			4,723,673
Food & Staples Retailing — 0.6%
U.S. Foodservice, Inc., Term Loan B, 2.74% – 2.75%, 7/03/14		1,362	1,314,058
Food Products — 2.7%
Advance Pierre Foods, Term Loan (First Lien), 7.00%, 9/30/16		2,584	2,584,178
Del Monte Corp., Term Loan, 4.50%, 3/08/18		2,337	2,292,314
Pinnacle Foods Finance LLC:
Tranche B Term Loan, 2.76% – 3.08%, 4/02/14		119	118,706
Tranche D Term Loan, 6.00%, 4/02/14		680	683,649
Solvest Ltd. (Dole):
Tranche B-2 Term Loan, 5.00% – 6.00%, 7/06/18		204	204,405
Tranche C-2 Term Loan, 5.00% – 6.00%, 7/06/18		378	379,609
			6,262,861
Health Care Equipment & Supplies — 1.4%
Biomet, Inc., Term Loan B, 3.57%, 3/25/15		134	132,803
DJO Finance LLC, (FKA ReAble Therapeutics Finance LLC) Term Loan B, 3.24%, 5/20/14		871	858,916
Hupah Finance, Inc., Term Loan B, 6.25%, 1/21/19		675	674,582
Iasis Healthcare LLC, Term Loan, 5.00%, 5/03/18		658	654,131
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		978	984,148
			3,304,580
Health Care Providers & Services — 4.1%
CHS/Community Health Systems, Inc.:
Extended Term Loan B, 3.99% – 5.75%, 1/25/17		3	1,727
Non-Extended Delayed Draw Term Loan, 3.25%, 7/25/14		47	46,702
Non-Extended Term Loan, 2.49% – 4.50%, 7/25/14		893	881,458
ConvaTec, Inc., Term Loan, 5.75%, 12/22/16		1,092	1,088,924
DaVita, Inc., Term Loan B, 4.50%, 10/20/16		1,089	1,091,494
Emergency Medical Services, Term Loan, 5.25%, 5/25/18		1,092	1,088,246
Harden Healthcare LLC:
Term Loan A, 8.50%, 3/02/15		328	321,325
Tranche A Additional Term Loan, 7.75%, 3/02/15		1,153	1,129,772
HCA, Inc., Tranche B-3 Term Loan, 3.49%, 5/01/18		856	842,018
Health Management Associates, Inc., Term Loan B, 4.50%, 11/16/18		310	307,985
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Combined Term Loan, 6.50%, 8/04/16		1,095	1,052,767
Incremental Term Loan B-3, 6.75%, 5/15/18		730	700,869
Medpace, Inc., Term Loan, 7.25%, 6/16/17		1,045	1,002,960
			9,556,247

Floating Rate Loan Interests (b)	Par (000)		Value
Health Care Technology — 1.0%
IMS Health, Inc., Term Loan B, 4.50%, 8/25/17	USD	1,031	$1,031,373
Kinetic Concepts, Inc., Term Loan B, 7.00%, 5/04/18		700	711,375
MedAssets, Inc., Term Loan, 5.25%, 11/16/16		549	549,191
			2,291,939
Hotels, Restaurants & Leisure — 3.0%
Caesars Entertainment Operating Co., Inc.:
Incremental Term Loan B4, 9.50%, 10/31/16		731	751,585
Term Loan B1, 3.24%, 1/28/15		711	666,404
Term Loan B3, 3.24% – 3.58%, 1/28/15		2,950	2,763,937
Dunkin’ Brands, Inc., Term Loan B, 4.00% – 5.25%, 11/23/17		1,350	1,346,252
Golden Living, Term Loan, 5.00%, 5/04/18		287	269,887
OSI Restaurant Partners LLC:
Revolver, 2.56% – 2.79%, 6/14/13		8	7,881
Term Loan B, 2.56%, 6/14/14		82	79,942
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term Loan B, 4.00%, 8/17/17		775	773,957
Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien), 4.25%, 12/20/18		420	418,165
			7,078,010
Household Products — 0.4%
Prestige Brands International, Inc., Term Loan, 5.25%, 1/31/19		820	823,075
Independent Power Producers & Energy Traders — 0.4%
AES Corp., Term Loan, 4.25%, 6/01/18		943	941,932
Texas Competitive Electric Holdings Co. LLC (TXU), Extended Term Loan, 4.76%, 10/10/17		158	88,248
			1,030,180
Industrial Conglomerates — 1.1%
Sequa Corp.:
Incremental Term Loan, 6.25%, 12/03/14		305	306,016
Term Loan, 3.76% – 3.84%, 12/03/14		1,225	1,211,595
Tomkins Plc, Term Loan B, 4.25%, 9/29/16		1,124	1,122,877
			2,640,488
Internet Software & Services — 0.3%
Web.com Group, Inc., Term Loan B, 7.00%, 10/27/17		620	605,072
IT Services — 3.9%
Ceridian Corp., Term Loan, 3.24%, 11/10/14		1,227	1,160,442
First Data Corp.:
Extended Term Loan B, 4.24%, 3/23/18		4,029	3,614,991
Term Loan B-1, 2.99%, 9/24/14		333	318,302
Term Loan B-3, 2.99%, 9/24/14		141	134,988
infoGROUP, Inc., Term Loan B, 5.75%, 5/22/18		473	442,243
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		511	508,700
NeuStar, Inc., Term Loan B, 5.00%, 11/08/18		773	774,995
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche B Term Loan, 3.99% – 4.15%, 2/26/16		287	286,453
TransUnion LLC, Term Loan B, 4.75%, 2/12/18		1,950	1,951,441
			9,192,555
Leisure Equipment & Products — 0.2%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/20/13		510	516,217
Machinery — 0.5%
Terex Corp., Term Loan B, 5.50%, 4/28/17		1,133	1,140,896

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	55

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Media — 11.5%
Acosta, Inc., Term Loan, 4.75%, 3/01/18	USD	442	$438,488
Affinion Group, Inc., Tranche B Term Loan, 5.00%, 10/10/16		737	689,454
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18		1,095	1,087,659
Capsugel Healthcare Ltd., Term Loan, 5.25%, 8/01/18		798	802,557
Cengage Learning Acquisitions, Inc.:
Term Loan, 2.49%, 7/03/14		755	700,739
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		668	646,061
Cequel Communications LLC, Term Loan B, 4.00%, 2/11/19		1,040	1,029,361
Charter Communications Operating LLC:
Term Loan, 7.25%, 3/06/14		24	23,921
Term Loan C, 3.83%, 9/06/16		2,110	2,093,669
Cumulus Media, Inc., Term Loan, 5.75%, 9/17/18		1,155	1,155,959
Gray Television, Inc., Term Loan B, 3.77%, 12/31/14		871	860,317
HMH Publishing Co. Ltd., Term Loan, 6.51%, 6/12/14		1,343	830,218
Hubbard Broadcasting, Term Loan B (Second Lien), 5.25%, 4/28/17		597	597,496
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		5,839	5,829,116
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18		893	891,240
Kabel Deutschland GmbH, Term Loan F, 4.25%, 2/01/19		1,200	1,194,000
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		3,250	3,343,437
Nielsen Finance LLC, Class C Term Loan, 3.51%, 5/02/16		224	223,832
Sinclair Television Group, Inc.:
Incremental Term Loan B3, 10/28/16		250	248,827
Tranche B Term Loan, 4.00%, 10/28/16		970	965,708
Univision Communications, Inc., Extended First Lien Term Loan, 4.49%, 3/31/17		1,708	1,585,973
UPC Financing Partnership:
Term Loan, 4.75%, 12/29/17		350	349,387
Term Loan T, 3.77%, 12/30/16		425	417,834
WC Luxco Sarl, Term Loan B3, 4.25%, 3/15/18		312	311,196
Weather Channel, Term Loan B, 4.25%, 2/13/17		859	859,285
			27,175,734
Metals & Mining — 2.3%
Novelis, Inc.:
Incremental Term Loan B2, 4.00%, 3/10/17		895	890,886
Term Loan, 4.00%, 3/10/17		1,634	1,625,333
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		846	843,636
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		2,129	2,118,463
			5,478,318
Multi-Utilities — 0.1%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.), Term B Advance (First Lien), 2.75%, 11/01/13		288	271,024
Multiline Retail — 0.6%
99 Cents Only Stores, Term Loan B, 7.00%, 1/11/19		795	800,112
Dollar General Corp., Tranche B-2 Term Loan, 3.00% – 3.33%, 7/07/14		598	597,940
			1,398,052
Oil, Gas & Consumable Fuels — 1.0%
Gibson Energy, Term Loan B, 5.75%, 6/15/18		796	796,828
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,530	1,537,234
			2,334,062

Floating Rate Loan Interests (b)	Par (000)		Value
Paper & Forest Products — 0.2%
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13	USD	350	$352,625
Pharmaceuticals — 2.7%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		940	932,506
Endo Pharmaceuticals Holdings, Inc., Term Loan B, 4.00%, 6/18/18		267	266,905
Pharmaceutical Products Development, Inc., Term Loan B, 6.25%, 12/05/18		1,280	1,291,200
Quintiles Transnational Corp., Term Loan B, 5.00%, 6/08/18		701	696,838
RPI Finance Trust, Term Loan Tranche 2, 4.00%, 5/09/18		597	595,949
Taminco Global Chemical Corp., New Term Loan, 6.25%, 2/08/19		500	502,055
Valeant Pharmaceuticals International, Add on Term Loan B, 3.75%, 2/08/19		1,280	1,276,006
Warner Chilcott Corp.:
Term Loan B-1, 4.25%, 3/15/18		454	452,648
Term Loan B-2, 4.25%, 3/15/18		227	226,324
			6,240,431
Professional Services — 1.2%
Booz Allen Hamilton, Inc., Tranche B Term Loan, 4.00%, 8/03/17		346	347,083
Emdeon, Inc., Term Loan B, 6.75%, 11/02/18		1,415	1,431,173
Fifth Third Processing Solutions LLC, Term Loan B (First Lien), 4.50%, 11/03/16		1,089	1,089,794
			2,868,050
Real Estate Investment Trusts (REITs) — 0.6%
iStar Financial, Inc., Term Loan (Second Lien), 5.00%, 6/28/13		1,482	1,475,104
Real Estate Management & Development — 1.0%
Realogy Corp.:
Extended Synthetic Letter of Credit Loan, 4.53%, 10/10/16		1,116	1,035,752
Extended Term Loan, 4.77%, 10/10/16		1,544	1,432,702
			2,468,454
Road & Rail — 0.6%
Avis Budget Car Rental LLC, Incremental Term Loan, 6.25%, 9/21/18		574	579,155
RailAmerica, Inc., Term Loan B, 4.00%, 2/27/19		890	887,775
			1,466,930
Semiconductors & Semiconductor Equipment — 0.5%
Freescale Semiconductor, Inc., Extended Term Loan B, 4.52%, 12/01/16		582	567,504
NXP B.V., Term Loan A-2, 5.50%, 3/03/17		679	673,709
			1,241,213
Software — 0.6%
Blackboard, Inc., Term Loan B, 7.50%, 10/04/18		325	320,668
Infor Enterprise Solutions Holdings, Inc.:
Extended Delayed Draw Term Loan, 7/28/15		177	172,924
Extended Initial Term Loan, 7/28/15		333	325,601
Sophia, LP, Term Loan B, 6.25%, 7/19/18		650	656,773
			1,475,966
Specialty Retail — 3.7%
Academy Ltd., Term Loan, 6.00%, 8/03/18		1,000	999,890
Burlington Coat Factory Warehouse Corp., Term Loan B, 6.25%, 2/23/17		941	940,532
Claire’s Stores, Inc., Term Loan B, 3.00% – 3.30%, 5/29/14		374	354,551
General Nutrition Centers, Inc., Term Loan B, 4.25%, 3/02/18		1,125	1,121,670
The Gymboree Corp., Term Loan, 5.00%, 2/23/18		440	413,710

See Notes to Consolidated Financial Statements.
56	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)			Value
Specialty Retail (concluded)
Jo-Ann Stores, Inc., Term Loan B, 4.75%, 3/16/18	USD	397		$391,652
Michaels Stores, Inc.:
Extended Term Loan B3, 5.13%, 7/29/16		239		237,691
Term Loan B-2, 5.13%, 7/29/16		1,199		1,191,801
Petco Animal Supplies, Inc., Term Loan B, 4.50%, 11/24/17		1,504		1,497,395
Toys ‘R’ Us Delaware, Inc.:
Term Loan B1, 6.00%, 9/01/16		1,202		1,203,561
Term Loan B2, 5.25%, 5/25/18		397		392,288
				8,744,741
Wireless Telecommunication Services — 1.8%
Crown Castle International Corp., Term Loan B, 4.00%, 1/31/19		410		408,135
Digicel International, Tranche A, 3.13%, 3/30/12		328		326,463
MetroPCS Wireless, Inc., Term Loan B-3, 4.00% – 4.06%, 3/16/18		568		563,698
Vodafone Americas Finance 2, Inc., Term Loan, 6.88%, 8/11/15 (g)		3,046		3,045,700
				4,343,996
Total Floating Rate Loan Interests — 73.2%				172,302,506

Other Interests (k)	Beneficial Interest (000)
Auto Components — 0.0%
Intermet Liquidating Trust, Class A (c)		320		—
Diversified Financial Services — 0.4%
J.G.Wentworth LLC Preferred Equity Interests (c)		—	(l)	989,983
Media — 0.0%
Adelphia Preferred Escrow (c)		3		—
Adelphia Recovery Trust, Series ACC-6B INT (c)		250		1,250
				1,250
Total Other Interests — 0.4%				991,233

Preferred Securities

Preferred Stocks — 0.0%	Shares
Diversified Financial Services — 0.0%
Ally Financial, Inc., 7.00% (a)		90		78,092

Trust Preferred — 0.2%
Diversified Financial Services — 0.2%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)		22,630		529,309
Total Preferred Securities — 0.2%				607,401

Warrants (m) — 0.1%	Shares			Value
Charter Communications, Inc. (Expires 11/30/14)		6,862		$128,937
Total Long-Term Investments (Cost — $311,554,325) — 130.3%				306,630,919

Short-Term Securities	Beneficial Interest (000)
Bank of New York Cash Reserves, 0.01% (n)	USD	5,121		5,121,023
Total Short-Term Securities (Cost — $5,121,023) — 2.2%				5,121,023
Total Investments (Cost — $316,675,348) — 132.5%				311,751,942
Liabilities in Excess of Other Assets — (32.5)%				(76,435,444)
Net Assets — 100.0%				$235,316,498

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(f)	Convertible security.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America	$853,130	$15,130
Goldman Sachs & Co.	$745,000	—
Citigroup Global Markets, Inc.	$81,700	$1,700
Barclays Capital Inc.	$157,125	$1,125
GMP Securities Ltd.	$474,705	$4,080
Morgan Stanley Co.	$696,000	$21,000

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(j)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(l)	Amount is less than $500.

(m)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(n)	Represents the current yield as of report date.

See Notes to Consolidated Financial Statements.
ANNUAL REPORT	FEBRUARY 29, 2012	57

Consolidated Schedule of Investments (concluded)	BlackRock Senior High Income Fund, Inc. (ARK)

•	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2011	Net Activity	Shares Held at February 29, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	270,650	(270,650)	—	$1,221

•	Foreign currency exchange contracts as of February 29, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	372,820	CAD	382,000	Citibank NA	4/11/12	$ (12,909)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarize the inputs used as of February 29, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$1,843,384	$3,022,303	$4,865,687
Common Stocks	$886,368	184,484	355,574	1,426,426
Corporate Bonds	—	121,998,188	4,310,541	126,308,729
Floating Rate Loan Interests	—	159,954,212	12,348,294	172,302,506
Other Interests	1,250	—	989,983	991,233
Preferred Stocks	529,309	78,092	—	607,401
Warrants	128,937	—	—	128,937
Short-Term Securities	—	5,121,023	—	5,121,023
Total	$1,545,864	$289,179,383	$21,026,695	$311,751,942

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	—	$(12,909)	—	$(12,909)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total
Assets/Liabilities:
Balance, as of February 28, 2011	$3,467,413	$433,333	$6,609,156	$18,685,436	$2,125,823	$31,321,161
Accrued discounts/premiums	40,917	—	172,745	46,030	—	259,692
Net realized gain (loss)	50,449	18,884	(5,307,987)	16,632	860,167	(4,361,855)
Net change in unrealized appreciation/depreciation[2]	(211,988)	(330,915)	7,626,886	1,639,606	(358,163)	8,365,426
Purchases	1,586,262	—	43,053	5,629,950	68,532	7,327,797
Sales	(1,470,750)	(22,825)	(4,833,529)	(9,090,398)	(1,706,374)	(17,123,876)
Transfers in3	—	257,097	217	1,297,159	—	1,554,473
Transfers out[3]	(440,000)	—	—	(5,876,121)	(2)	(6,316,123)
Balance, as of February, 29 2012	$3,022,303	$355,574	$4,310,541	$12,348,294	$989,983	$21,026,695

[2]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on investments still held on February 29, 2012 was $(779,305).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Consolidated Financial Statements.

58	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Statements of Assets and Liabilities

February 29, 2012	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)
Assets
Investments at value — unaffiliated[1]	$325,710,542	$368,108,493	$603,571,054	$183,712,687	$311,751,942
Investments at value — affiliated[2]	2,264,805	—	—	2,382,746	—
Cash	38,194	—	71,989	8,173	14,027
Cash pledged as collateral for financial futures contracts	562,000	576,000	—	—	—
Foreign currency at value[3]	220,509	243,842	65,785	243,187	1,601
Investments sold receivable	5,341,134	8,786,744	11,699,393	5,781,774	5,748,544
Cash pledged as collateral for swaps	500,000	100,000	—	—	—
Interest receivable	4,735,995	5,549,443	5,827,098	1,189,686	2,939,185
Principal paydown receivable	202,089	44,860	298,857	765,743	168,907
Unrealized appreciation on swaps	438,241	446,316	—	—	—
Swaps premiums paid	319,922	341,424	—	—	—
Swaps receivable	101,094	102,300	—	—	—
Dividends receivable	9,737	20,899	56,056	—	—
Margin variation receivable	40,950	42,000	—	—	—
Unrealized appreciation on foreign currency exchange contracts	6,876	3,328	24,221	3,560	—
Income receivable — affiliated	—	11	696	—	188
Prepaid expenses	26,347	24,794	23,343	16,929	29,004
Other assets	48,396	6,507	512,084	—	—
Total assets	340,566,831	384,396,961	622,150,576	194,104,485	320,653,398

Liabilities
Bank overdraft	—	193,858	—	—	—
Loan payable	67,000,000	86,000,000	145,000,000	41,000,000	69,000,000
Investments purchased payable	17,673,543	19,163,320	29,520,396	8,839,049	15,830,478
Unrealized depreciation on foreign currency exchange contracts	913,319	934,336	774,246	148,986	12,909
Interest expense payable	58,432	126,096	206,163	66,295	100,251
Swaps premiums received	276,520	260,304	—	—	—
Investment advisory fees payable	123,609	168,488	263,454	108,236	116,258
Deferred income	—	79,400	123,185	4,161	65,666
Unrealized depreciation on swaps	73,152	76,357	—	—	—
Income dividends payable	—	—	—	37,907	78,257
Officer’s and Directors’ fees payable	706	2,675	112,491	281	198
Options written at value[4]	15,587	16,530	—	—	—
Swaps payable	10,551	11,550	—	—	—
Other accrued expenses payable	245,650	177,425	326,406	126,619	132,883
Total liabilities	86,391,069	107,210,339	176,326,341	50,331,534	85,336,900
Net Assets	$254,175,762	$277,186,622	$445,824,235	$143,772,951	$235,316,498

Net Assets Consist of
Paid-in capital[5]	$305,340,649	$325,292,148	$779,784,609	$199,569,197	$349,353,263
Undistributed net investment income	4,318,831	3,694,286	4,081,190	814,690	2,928,272
Accumulated net realized loss	(61,283,932)	(58,338,594)	(282,196,078)	(54,801,468)	(112,028,766)
Net unrealized appreciation/depreciation	5,800,214	6,538,782	(55,845,486)	(1,809,468)	(4,936,271)
Net Assets	$254,175,762	$277,186,622	$445,824,235	$143,772,951	$235,316,498
Net asset value per share	$7.29	$7.41	$4.13	$13.60	$4.15
[1] Investments at cost — unaffiliated	$319,181,407	$360,818,635	$658,679,225	$185,382,610	$316,675,348
[2] Investments at cost — affiliated	$2,264,805	—	—	$2,382,746	—
[3] Foreign currency at cost	$217,625	$241,802	$64,944	$240,452	$1,557
[4] Premiums received	$76,897	$81,580	—	—	—
[5] Shares outstanding, 200 million shares authorized, par value $0.10 per share	34,856,141	37,410,448	107,967,446	10,574,327	56,661,773

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	59

Consolidated Statements of Operations

Year Ended February 29, 2012	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)
Investment Income
Interest	$23,872,458	$26,804,069	$41,450,963	$11,814,115	$21,063,124
Dividends — unaffiliated	388,874	565,312	—	13,532	3,150
Dividends — affiliated	1,625	1,101	10,271	1,960	1,221
Total income	24,262,957	27,370,482	41,461,234	11,829,607	21,067,495

Expenses
Investment advisory	1,552,052	2,123,183	3,508,300	1,433,067	1,496,938
Borrowing costs[1]	256,695	279,563	455,857	146,485	238,870
Professional	111,066	171,808	219,747	142,662	166,391
Accounting services	82,329	89,201	104,065	42,331	63,609
Printing	55,327	40,426	65,615	20,668	36,415
Custodian	41,259	53,195	52,476	73,971	35,132
Transfer agent	30,087	44,375	88,819	25,440	53,133
Officer and Directors	27,628	32,082	56,567	15,985	25,739
Registration	12,348	13,108	38,191	9,372	23,335
Miscellaneous	63,157	68,628	63,560	29,132	37,965
Total expenses excluding interest expense	2,231,948	2,915,569	4,653,197	1,939,113	2,177,527
Interest expense	609,407	809,573	1,372,105	464,698	642,802
Total expenses	2,841,355	3,725,142	6,025,302	2,403,811	2,820,329
Less fees waived by advisor	(1,262)	(677)	(1,506)	(1,090)	(992)
Total expenses after fees waived	2,840,093	3,724,465	6,023,796	2,402,721	2,819,337
Net investment income	21,422,864	23,646,017	35,437,438	9,426,886	18,248,158

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	964,398	1,613,955	(8,420,771)[2]	(1,950,218)	(4,840,922)[2]
Financial futures contracts	(1,361,356)	(1,558,103)	—	—	—
Foreign currency transactions	1,509,319	1,762,416	823,709	501,271	10,346
Options written	874,341	900,892	—	—	—
Swaps	1,106,785	1,425,148	(33,124)	—	(14,882)
	3,093,487	4,144,308	(7,630,186)	(1,448,947)	(4,845,458)
Net change in unrealized appreciation/depreciation on:
Investments	(7,741,583)	(9,708,440)	(8,807,664)[3]	(3,643,714)	1,635,784
Financial futures contracts	(6,258)	28,590	—	—	—
Foreign currency transactions	(742,238)	(781,679)	(327,071)	30,717	(1,609)
Options written	61,310	65,050		—	—
Swaps	737,781	636,733	77,957	—	52,151
Unfunded loan commitments	11,592	23,261	(37,225)	(29,966)	(16,218)
	(7,679,396)	(9,736,485)	(9,094,003)	(3,642,963)	1,670,108
Total realized and unrealized loss	(4,585,909)	(5,592,177)	(16,724,189)	(5,091,910)	(3,175,350)
Net Increase in Net Assets Resulting from Operations	$16,836,955	$18,053,840	$18,713,249	$4,334,976	$15,072,808

[1]	See Note 6 of the Notes to Consolidated Financial Statements for details of short-term borrowings.

[2]	Net of capital gains tax of $1,078,645 and $517,194, respectively.

[3]	Net of income tax of $91,373.

See Notes to Consolidated Financial Statements.

60	ANNUAL REPORT	FEBRUARY 29, 2012

Statements of Changes in Net Assets

	BlackRock Corporate High Yield Fund, Inc. (COY)		BlackRock Corporate High Yield Fund III, Inc. (CYE)
Increase (Decrease) in Net Assets:	Year Ended February 29, 2012[1]	Year Ended February 28, 2011	Year Ended February 29, 2012[1]	Year Ended February 28, 2011
Operations
Net investment income	$21,422,864	$22,535,037	$23,646,017	$24,174,359
Net realized gain	3,093,487	6,965,831	4,144,308	9,224,596
Net change in unrealized appreciation/depreciation	(7,679,396)	18,790,685	(9,736,485)	21,881,740
Net increase in net assets resulting from operations	16,836,955	48,291,553	18,053,840	55,280,695

Dividends to Shareholders From
Net investment income	(21,290,884)	(21,257,066)	(23,502,064)	(22,906,514)

Capital Share Transactions
Reinvestment of dividends	720,465	282,201	376,319	163,777

Net Assets
Total increase (decrease) in net assets	(3,733,464)	27,316,688	(5,071,905)	32,537,958
Beginning of year	257,909,226	230,592,538	282,258,527	249,720,569
End of year	$254,175,762	$257,909,226	$277,186,622	$282,258,527
Undistributed net investment income	$4,318,831	$2,741,291	$3,694,286	$1,838,053

	BlackRock Debt Strategies Fund, Inc. (DSU)		BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
Increase (Decrease) in Net Assets:	Year Ended February 29, 2012[1]	Year Ended February 28, 2011	Year Ended February 29, 2012[1]	Year Ended February 28, 2011
Operations
Net investment income	$35,437,438	$35,976,309	$9,426,886	$9,200,317
Net realized loss	(7,630,186)	(2,434,229)	(1,448,947)	574,094
Net change in unrealized appreciation/depreciation	(9,094,003)	44,871,048	(3,642,963)	9,308,392
Net increase in net assets resulting from operations	18,713,249	78,413,128	4,334,976	19,082,803

Dividends and Distribution to Shareholders From
Net investment income	(34,943,170)	(35,928,501)	(9,323,747)	(8,767,675)
Tax return of capital	—	(924,228)	—	(716,193)
Decrease in net assets resulting from dividends and distributions to shareholders	(34,943,170)	(36,852,729)	(9,323,747)	(9,483,868)

Capital Share Transactions
Reinvestment of dividends	806,965	464,804	210,036	582,067

Net Assets
Total increase (decrease) in net assets	(15,422,956)	42,025,203	(4,778,735)	10,181,002
Beginning of year	461,247,191	419,221,988	148,551,686	138,370,684
End of year	$445,824,235	$461,247,191	$143,772,951	$148,551,686
Undistributed net investment income	$4,081,190	$73,470	$814,690	$107,953

[1]	Consolidated Statement of Changes in Net Assets.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	61

Statements of Changes in Net Assets

	BlackRock Senior High Income Fund, Inc. (ARK)
Increase (Decrease) in Net Assets:	Year Ended February 29, 2012[1]	Year Ended February 28, 2011
Operations
Net investment income	$18,248,158	$17,899,921
Net realized loss	(4,845,458)	(2,983,318)
Net change in unrealized appreciation/depreciation	1,670,108	20,894,516
Net increase in net assets resulting from operations	15,072,808	35,811,119

Dividends to Shareholders From
Net investment income	(18,750,192)	(18,479,539)

Capital Share Transactions
Reinvestment of dividends	233,462	255,895

Net Assets
Total increase (decrease) in net assets	(3,443,922)	17,587,475
Beginning of year	238,760,420	221,172,945
End of year	$235,316,498	$238,760,420
Undistributed net investment income	$2,928,272	$2,561,360

[1]	Consolidated Statement of Changes in Net Assets.

See Notes to Consolidated Financial Statements.

62	ANNUAL REPORT	FEBRUARY 29, 2012

Consolidated Statements of Cash Flows

Year Ended February 29, 2012	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$16,836,955	$18,053,840	$18,713,249	$4,334,976	$15,072,808
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Decrease in interest receivable	886,304	681,761	1,297,152	213,390	329,133
Increase in swap receivable	(34,029)	(31,547)	—	—	—
Decrease in receivable from custodian	—	—	—	—	602,027
Decrease in commitment fees receivable	—	97	1,385	1,043	573
Increase in dividends receivable — affiliated	—	(11)	(696)	—	(188)
Decrease in dividends receivable — unaffiliated	25,964	44,336	281	—	—
Increase in cash pledged as collateral for financial futures contracts	(52,000)	(11,000)	—	—	—
Increase in cash pledged as collateral in connection with swaps	(500,000)	(100,000)	—	—	—
Increase (decrease) in other assets	(42,553)	1,428	(37,549)	—	8,967
Increase in margin variation receivable	(40,950)	(42,000)	—	—	—
Increase (decrease) in investment advisory fees payable	1,047	(2,120)	(4,751)	(801)	4,818
Decrease in cash held as collateral for swaps	(100,000)	—	—	—	—
Decrease in interest expense payable	(60,812)	(41,465)	(36,841)	(14,093)	(10,802)
Increase in other accrued expenses payable	118,495	49,358	86,870	16,707	37,785
Increase (decrease) in prepaid expenses	(10,291)	(7,003)	6,695	(7,697)	(13,687)
Increase (decrease) in deferred income	—	77,738	59,388	(58,346)	38,866
Decrease in margin variation payable	(33,945)	(37,960)	—	—	—
Decrease in other affiliates payable	(1,404)	(1,572)	(2,511)	(820)	(1,278)
Decrease in other liabilities	(2,000)	(30,652)	—	(54,550)	—
Decrease in swaps payable	(60,764)	(48,672)	(10,897)	—	(14,850)
Increase (decrease) in Officer’s and Directors’ fees payable	23	1,931	32,019	(116)	(572)
Net periodic payment of swaps	(108,923)	(73,142)	18,291	—	22,512
Net realized and unrealized loss on investments	6,214,277	7,581,586	16,218,253	5,647,037	2,593,073
Amortization of premium and accretion of discount on investments and swaps	(321,319)	(250,527)	(2,837,774)	(1,353,034)	(1,416,820)
Premiums received from options written	1,731,976	1,879,084	—	—	—
Premiums paid on closing options written	(766,082)	(880,604)	—	—	—
Proceeds from sales of long-term investments	222,083,901	248,073,307	347,019,288	130,552,706	179,073,743
Purchases of long-term investments	(228,110,325)	(248,895,597)	(369,614,840)	(135,018,817)	(194,001,848)
Net proceeds from sales (purchases) of short-term securities	(542,939)	1,845,167	(4,547,854)	331,521	(2,848,918)
Cash provided by (used for) operating activities	17,110,606	27,835,761	6,359,158	4,589,106	(524,658)

Cash Provided by (Used for) Financing Activities
Cash receipts from borrowings	108,000,000	127,000,000	261,000,000	112,000,000	142,000,000
Cash payments on borrowings	(104,000,000)	(132,000,000)	(233,000,000)	(107,000,000)	(123,000,000)
Cash dividends paid	(20,663,803)	(23,206,226)	(34,333,036)	(9,075,804)	(18,559,624)
Increase (decrease) in bank overdraft	(299,961)	193,858	—	(406,865)	—
Cash provided by (used for) financing activities	(16,963,764)	(28,012,368)	(6,333,036)	(4,482,669)	440,376

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$2,055	$1,143	$3	$9,976	$(1,817)

Cash
Net increase (decrease) in cash	$148,897	$(175,464)	$26,125	$116,413	$(86,099)
Cash at beginning of year	109,806	419,306	111,649	134,947	101,727
Cash at end of year	$258,703	$243,842	$137,774	$251,360	$15,628

Cash Flow Information
Cash paid during the year for interest	$670,219	$851,038	$1,408,946	$478,791	$653,604

Noncash Financing Activities
Capital shares issued in reinvestment of dividends	$720,465	$376,319	$806,965	$210,036	$233,462

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to average total assets.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	63

Financial Highlights	BlackRock Corporate High Yield Fund, Inc. (COY)

				Period June 1, 2008 to February 28, 2009
	Year Ended February 29, 2012[1]
		Year Ended February 28,			Year Ended May 31,
		2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$7.42	$6.64	$4.19	$7.74	$9.07	$8.52
Net investment income[2]	0.62	0.65	0.65	0.50	0.75	0.73
Net realized and unrealized gain (loss)	(0.14)	0.74	2.53	(3.50)	(1.32)	0.49
Net increase (decrease) from investment operations	0.48	1.39	3.18	(3.00)	(0.57)	1.22
Dividends from net investment income	(0.61)	(0.61)	(0.73)	(0.55)	(0.76)	(0.67)
Net asset value, end of period	$7.29	$7.42	$6.64	$4.19	$7.74	$9.07
Market price, end of period	$7.76	$7.03	$6.88	$3.91	$7.28	$8.47

Total Investment Return[3]
Based on net asset value	7.15%	22.11%	79.91%	(38.98)%[4]	(5.49)%	15.60%
Based on market price	20.39%	11.66%	99.76%	(39.46)%[4]	(4.81)%	23.96%

Ratios to Average Net Assets
Total expenses	1.15%	1.18%	1.18%	2.29%[5]	2.33%	3.25%
Total expenses after fees waived and paid indirectly	1.15%	1.18%	1.18%	2.29%[5]	2.33%	3.25%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.90%	0.89%	0.92%	1.17%[5]	0.83%	0.91%
Net investment income	8.67%	9.28%	11.36%	11.45%[5]	9.15%	8.36%

Supplemental Data
Net assets, end of period (000)	$254,176	$257,909	$230,593	$144,800	$267,698	$313,821
Borrowings outstanding, end of period (000)	$67,000	$63,000	$72,000	$38,700	$64,700	$126,200
Average borrowings outstanding, during the period (000)	$63,281	$55,304	$42,184	$59,553	$81,598	$125,974
Portfolio turnover	71%	83%	85%	37%	38%	62%
Asset coverage, end of period (000)	$4,794	$5,094	$4,203	$4,742	$5,138	$3,487

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Consolidated Financial Statements.

64	ANNUAL REPORT	FEBRUARY 29, 2012

Financial Highlights	BlackRock Corporate High Yield Fund III, Inc. (CYE)

				Period June 1, 2008 to February 28, 2009
	Year Ended February 29, 2012[1]
		Year Ended February 28,			Year Ended May 31,
		2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$7.56	$6.69	$4.05	$7.62	$8.99	$8.46
Net investment income[2]	0.63	0.65	0.64	0.50	0.73	0.71
Net realized and unrealized gain (loss)	(0.15)	0.83	2.68	(3.51)	(1.33)	0.49
Net increase (decrease) from investment operations	0.48	1.48	3.32	(3.01)	(0.60)	1.20
Dividends from net investment income	(0.63)	(0.61)	(0.68)	(0.56)	(0.77)	(0.67)
Net asset value, end of period	$7.41	$7.56	$6.69	$4.05	$7.62	$8.99
Market price, end of period	$7.75	$7.14	$6.67	$3.57	$7.03	$8.53

Total Investment Return[3]
Based on net asset value	7.11%	23.50%	86.65%	(39.69)%[4]	(5.69)%	15.51%
Based on market price	18.62%	16.99%	111.12%	(42.38)%[4]	(8.30)%	25.98%

Ratios to Average Net Assets
Total expenses	1.38%	1.37%	1.34%	2.45%[5]	2.47%	3.38%
Total expenses after fees waived and paid indirectly	1.38%	1.37%	1.33%	2.45%[5]	2.47%	3.38%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.08%	1.03%	1.04%	1.29%[5]	0.96%	1.04%
Net investment income	8.76%	9.15%	11.35%	11.80%[5]	9.01%	8.25%

Supplemental Data
Net assets, end of period (000)	$277,187	$282,259	$249,721	$151,261	$284,361	$335,479
Borrowings outstanding, end of period (000)	$86,000	$91,000	$76,000	$44,200	$71,700	$129,700
Average borrowings outstanding, during the period (000)	$83,997	$69,937	$49,196	$65,500	$88,466	$134,704
Portfolio turnover	70%	89%	89%	37%	38%	62%
Asset coverage, end of period (000)	$4,223	$4,102	$4,286	$4,422	$4,966	$3,587

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	65

Financial Highlights	BlackRock Debt Strategies Fund, Inc. (DSU)

	Year Ended February 29, 2012[1]				Year Ended February 29, 2008

		Year Ended February 28,
		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$4.28	$3.89	$2.35	$5.57	$7.01
Net investment income[2]	0.33	0.33	0.39	0.52	0.66
Net realized and unrealized gain (loss)	(0.16)	0.40	1.55	(3.12)	(1.43)
Net increase (decrease) from investment operations	0.17	0.73	1.94	(2.60)	(0.77)
Dividends and distributions from:
Net investment income	(0.32)	(0.33)	(0.39)	(0.62)	(0.67)
Tax return of capital	—	(0.01)	(0.01)	—	—
Total dividends and distributions	(0.32)	(0.34)	(0.40)	(0.62)	(0.67)
Net asset value, end of year	$4.13	$4.28	$3.89	$2.35	$5.57
Market price, end of year	$4.13	$4.05	$3.91	$2.07	$5.43

Total Investment Return[3]
Based on net asset value	4.53%	19.92%	87.82%	(50.19)%	(11.72)%
Based on market price	10.47%	12.90%	114.32%	(54.99)%	(17.13)%

Ratios to Average Net Assets
Total expenses	1.37%	1.27%	1.23%	2.42%	3.13%
Total expenses after fees waived	1.37%	1.27%	1.23%	2.42%	3.13%
Total expenses after fees waived and excluding interest expense	1.06%	1.02%	1.02%	1.20%	0.99%
Net investment income	8.06%	8.22%	12.16%	11.79%	9.90%

Supplemental Data
Net assets, end of year (000)	$445,824	$461,247	$419,222	$252,080	$594,204
Borrowings outstanding, end of year (000)	$145,000	$117,000	$67,000	$90,000	$199,000
Average borrowings outstanding during the year (000)	$142,596	$89,362	$58,574	$163,286	$272,846
Portfolio turnover	59%	81%	86%	44%	51%
Asset coverage, end of year per $1,000	$4,075	$4,942	$7,257	$3,801	$3,986

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

66	ANNUAL REPORT	FEBRUARY 29, 2012

Financial Highlights	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

	Year Ended February 29, 2012[1]				Year Ended February 29, 2008

		Year Ended February 28,
		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$14.07	$13.16	$8.92	$16.06	$19.28
Net investment income[2]	0.89	0.87	0.86	1.37	1.55
Net realized and unrealized gain (loss)	(0.48)	0.94	4.44	(6.98)	(3.27)
Net increase (decrease) from investment operations	0.41	1.81	5.30	(5.61)	(1.72)
Dividends and distributions from:
Net investment income	(0.88)	(0.83)	(0.98)	(1.53)	(1.50)
Tax return of capital	—	(0.07)	(0.08)	—	—
Total dividends and distributions	(0.88)	(0.90)	(1.06)	(1.53)	(1.50)
Net asset value, end of year	$13.60	$14.07	$13.16	$8.92	$16.06
Market price, end of year	$13.21	$14.22	$15.01	$8.28	$14.75

Total Investment Return[3]
Based on net asset value	3.41%	14.20%	62.08%	(36.46)%	(8.98)%
Based on market price	(0.61)%	1.19%	99.15%	(35.78)%	(12.88)%

Ratios to Average Net Assets
Total expenses	1.68%	1.56%	1.50%	2.48%	2.78%
Total expenses after fees waived and paid indirectly	1.68%	1.56%	1.50%	2.48%	2.78%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.36%	1.30%	1.27%	1.38%	1.20%
Net investment income	6.61%	6.48%	7.40%	10.08%	8.39%

Supplemental Data
Net assets, end of year (000)	$143,773	$148,552	$138,371	$93,656	$168,553
Borrowings outstanding, end of year (000)	$41,000	$36,000	$24,000	$26,000	$50,000
Average borrowings outstanding, during the year (000)	$48,292	$29,101	$22,225	$45,165	$55,269
Portfolio turnover	57%	100%	92%	47%	65%
Asset coverage, end of year per $1,000	$4,507	$5,126	$6,765	$4,602	$4,371

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 29, 2012	67

Financial Highlights	BlackRock Senior High Income Fund, Inc. (ARK)

	Year Ended February 29, 2012[1]				Year Ended February 29, 2008

		Year Ended February 28,
		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$4.22	$3.91	$2.54	$5.04	$6.17
Net investment income[2]	0.32	0.32	0.36	0.41	0.54
Net realized and unrealized gain (loss)	(0.06)	0.32	1.31	(2.43)	(1.11)
Net increase (decrease) from investment operations	0.26	0.64	1.67	(2.02)	(0.57)
Dividends and distributions from:
Net investment income	(0.33)	(0.33)	(0.30)	(0.43)	(0.56)
Tax return of capital	—	—	—	(0.05)	—
Total dividends and distributions	(0.33)	(0.33)	(0.30)	(0.48)	(0.56)
Net asset value, end of year	$4.15	$4.22	$3.91	$2.54	$5.04
Market price, end of year	$4.06	$4.18	$3.94	$2.21	$4.91

Total Investment Return[3]
Based on net asset value	6.86%	17.13%	68.90%	(42.15)%	(9.76)%
Based on market price	5.54%	15.13%	95.61%	(48.33)%	(16.94)%

Ratios to Average Net Assets
Total expenses	1.21%	1.13%	1.13%	2.24%	2.70%
Total expenses after fees waived	1.21%	1.13%	1.13%	2.24%	2.70%
Total expenses after fees waived and excluding interest expense	0.94%	0.90%	0.93%	1.05%	0.86%
Net investment income	7.84%	7.83%	10.70%	9.96%	9.16%

Supplemental Data
Net assets, end of year (000)	$235,316	$238,760	$221,173	$143,643	$284,692
Borrowings outstanding end of year (000)	$69,000	$50,000	$43,000	$47,000	$91,500
Average borrowings outstanding, during the year (000)	$66,806	$41,405	$29,978	$79,422	$109,978
Portfolio turnover	60%	83%	80%	49%	48%
Asset coverage, end of year per $1,000	$4,410	$5,775	$6,144	$4,056	$4,112

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

68	ANNUAL REPORT	FEBRUARY 29, 2012

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Debt Strategies Fund, Inc. (“DSU”) and BlackRock Floating Rate Income Strategies Fund II, Inc. (“FRB”) are registered under the 1940 Act, as diversified, closed-end management investment companies. BlackRock Senior High Income Fund, Inc. (“ARK”) is registered under the 1940 Act, as a non-diversified, closed-end management investment company. COY, CYE, DSU, FRB and ARK are referred to collectively as the “Funds” or individually as a “Fund.” The Funds are organized as Maryland corporations. The Funds’ consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine, and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BLK COY (Luxembourg) Investments, S.a.r.l. and BLK CYE (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiaries”) and DSU JGW SPV, LLC, DSU (S-Martin) SPV, LLC, FRB JGW SPV, LLC and ARK JGW SPV, LLC (the “US Subsidiaries”), all of which are wholly owned taxable subsidiaries of each Fund. The US Subsidiaries enable the Funds to hold investments that are organized as an operating partnership and still satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investments held by the US Subsidiaries are taxable to such subsidiaries. The Luxembourg Subsidiaries hold shares of private Canadian companies. These shares are held in the Luxem-bourg Subsidiaries in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investments held by the Luxembourg Subsidiaries may be taxable to such subsidiaries in Luxembourg. An income tax provision for all income, including realized and unrealized gains, if any, is reflected as either a reduction in investment income or as component of realized and unrealized gain (loss) on the Consolidated Statements of Operations. The Funds may invest up to 25% of their total assets in both the US and Luxembourg Subsidiaries. Intercompany accounts and transactions have been eliminated. Both the US and Luxembourg Subsidiaries are subject to the same investment policies and restrictions that apply to the Funds.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the NYSE. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets,

ANNUAL REPORT	FEBRUARY 29, 2012	69

Notes to Consolidated Financial Statements (continued)

the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Consolidated Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may

70	ANNUAL REPORT	FEBRUARY 29, 2012

Notes to Consolidated Financial Statements (continued)

involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts or swaps), or certain borrowings (e.g., loan payable), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Consolidated Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to RICs and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the following periods:

	Four Years Ended	Three Years Ended	Period Ended
COY	—	February 29, 2012	February 28, 2009
CYE	—	February 29, 2012	February 28, 2009
DSU	February 29, 2012	—	—
FRB	February 29, 2012	—	—
ARK	February 29, 2012	—	—

The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for consolidated financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ consolidated financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial

ANNUAL REPORT	FEBRUARY 29, 2012	71

Notes to Consolidated Financial Statements (continued)

instruments subject to master netting or similar agreements which are eligible for offset in the Consolidated Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the consolidated financial statements. The guidance is effective for consolidated financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ consolidated financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Consolidated Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in dividends — affiliated in the Consolidated Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from coun-terparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Funds’ net assets decline by a stated percentage or the Funds fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in value of equity securities (equity risk). Financial futures contracts are agreements between the Funds and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when

72	ANNUAL REPORT	FEBRUARY 29, 2012

Notes to Consolidated Financial Statements (continued)

used by the Funds, help to manage the overall exposure to the currencies, in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds holds the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Funds are recorded in the Consolidated Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to man- age their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

ANNUAL REPORT	FEBRUARY 29, 2012	73

Notes to Consolidated Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of February 29, 2012
	Asset Derivatives
		COY	CYE	DSU	FRB
	Consolidated Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$6,876	$3,328	$24,221	$3,560
Credit contracts	Unrealized appreciation on swaps	438,241	446,316	—	—
Equity contracts	Investments at value-unaffiliated[1]	186,910	202,560	—	—
Total		$632,027	$652,204	$24,221	$3,560

	Liability Derivatives
		COY	CYE	DSU	FRB	ARK
	Consolidated Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$913,319	$934,336	$774,246	$148,986	$12,909
Credit contracts	Unrealized depreciation on swaps	73,152	76,357	—	—	—
Equity contracts	Net unrealized appreciation/depreciation[2]; Options written at value	273,524	275,358	—	—	—
Total		$1,259,995	$1,286,051	$774,246	$148,986	$12,909

[1]	Includes options purchased at value as reported in the Consolidated Schedules of Investments.

[2]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Consolidated Schedules of Investments. Only current day’s margin variation is reported within the Consolidated Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Consolidated Statements of Operations Year Ended February 29, 2012
	Net Realized Gain (Loss) from
	COY	CYE	DSU	FRB	ARK
Foreign currency exchange contracts:
Foreign currency exchange contracts	$1,302,766	$1,378,375	$970,687	$212,657	$10,346
Credit contracts:
Swaps	1,015,676	1,325,661	(33,124)	—	(14,882)
Options[3]	708,667	734,880	—	—	—
Equity contracts:
Financial futures contracts	(1,361,356)	(1,558,103)	—	—	—
Options[3]	1,505,368	1,609,019	—	—	—
Other contracts:
Swaps	91,109	99,487	—	—	—
Total	$3,262,230	$3,589,319	$937,563	$212,657	$(4,536)

	Net Change in Unrealized Appreciation/Depreciation on
	COY	CYE	DSU	FRB	ARK
Foreign currency exchange contracts:
Foreign currency exchange contracts	$(750,960)	$(775,157)	$(325,692)	$23,828	$208
Credit contracts:
Swaps	737,781	636,733	77,957	—	52,151
Equity contracts:
Financial futures contracts	(6,258)	28,590	—	—	—
Options[3]	(161,711)	(172,473)	—	—	—
Total	$(181,148)	$(282,307)	$(247,735)	$23,828	$52,359

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

74	ANNUAL REPORT	FEBRUARY 29, 2012

Notes to Consolidated Financial Statements (continued)

For the year ended February 29, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	COY	CYE	DSU	FRB	ARK
Financial futures contracts:
Average number of contracts sold	240	265	—	—	—
Average notional value of contracts sold	$15,136,864	$16,654,854	—	—	—
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	11	11	5	4	1
Average number of contracts — US dollars sold	2	3	3	2	1
Average US dollar amounts purchased	$24,923,483	$25,804,293	$25,000,966	$6,172,376	$447,978
Average US dollar amounts sold	$794,039	$838,279	$1,404,492	$740,394	$22,193
Options:
Average number of option contracts purchased	561	606	—	11	—
Average number of option contracts written	372	398	—	—	—
Average notional value of option contracts purchased	$6,100,229	$6,564,114	—	$10,371	—
Average notional value of option contracts written	$3,493,275	$3,708,750	—	—	—
Average number of swaption contracts purchased	1	1	—	—	—
Average number of swaption contracts written	1	2	—	—	—
Average notional value of swaption contracts purchased	$2,500,000	$5,000,000	—	—	—
Average notional value of swaption contracts written	$7,856,250	$13,675,000	—	—	—
Credit default swaps:
Average number of contracts — buy protection	10	9	1	—	1
Average number of contracts — sell protection	10	10	—	—	—
Average notional value — buy protection	$6,465,736	$6,007,995	$62,500	—	$50,000
Average notional value — sell protection	$5,486,653	$5,691,495	—	—	—
Total return swaps:
Average number of contracts	1	1	—	—	—
Average notional value	$1,332,500	$1,455,000	—	—	—

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage:

COY	0.50%
CYE	0.60%
DSU	0.60%
FRB	0.75%
ARK	0.50%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pay to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by advisor in the Consolidated Statements of Operations.

BlackRock provides investment management and other services to the Taxable Subsidiaries. BlackRock does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, each Fund pays BlackRock based on the Fund’s net assets, which includes the assets of the Taxable Subsidiaries.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, including paydowns and excluding short-term securities, for the year ended February 29, 2012, were as follows:

	Purchases	Sales
COY	$238,448,521	$218,162,974
CYE	$257,908,123	$246,506,666
DSU	$356,676,395	$350,851,795
FRB	$110,602,850	$131,745,799
ARK	$183,338,947	$182,183,661

ANNUAL REPORT	FEBRUARY 29, 2012	75

Notes to Consolidated Financial Statements (continued)

Transactions in options written for the year ended February 29, 2012 were as follows:

	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
COY
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	867	$32,650	$614,880	4,979	$48,090	$1,117,096
Options exercised	—	—	—	(412)	—	(14,656)
Options expired	—	(24,650)	(234,530)	(1,667)	(40,090)	(548,328)
Options closed	(867)	(8,000)	(380,350)	(1,825)	(8,000)	(477,215)
Outstanding options, end of year	—	—	—	1,075	—	$76,897
CYE
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	933	$35,650	$697,136	5,268	$40,100	$1,181,948
Options exercised	—	—	—	(450)	—	(16,008)
Options expired	—	(25,650)	(238,730)	(1,753)	(30,100)	(511,685)
Options closed	(933)	(10,000)	(458,406)	(1,925)	(10,000)	(572,675)
Outstanding options, end of year	—	—	—	1,140	—	$81,580

5. Income Tax Information:

US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of February 29, 2012 attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of settlement proceeds, the classification of investments, foreign currency transactions, income recognized from pass-through entities, the expiration of capital loss carryforwards and liquidating distributions on wholly-owned subsidiaries were reclassified to the following accounts:

	COY	CYE	DSU	FRB	ARK
Paid-in capital	$(4,345,689)	$(1,018)	$(17,509,852)	$(14,479)	$(22,131,036)
Undistributed net investment income	$1,445,560	$1,712,280	$3,550,490	$612,577	$896,125
Accumulated net realized loss	$2,900,129	$(1,711,262)	$13,959,362	$(598,098)	$21,234,911

The tax character of distributions paid during the fiscal years ended February 29, 2012 and February 28, 2011 was as follows:

		COY	CYE	DSU	FRB	ARK
Ordinary income	2/29/2012	$21,290,884	$23,502,064	$34,943,170	$9,323,747	$18,750,192
	2/28/2011	21,257,066	22,906,514	35,928,501	8,767,675	18,479,539
Tax return of capital	2/28/2011	—	—	924,228	716,193	—
Total	2/29/2012	$21,290,884	$23,502,064	$34,943,170	$9,323,747	$18,750,192
	2/28/2011	$21,257,066	$22,906,514	$36,852,729	$9,483,868	$18,479,539

As of February 29, 2012, the tax components of accumulated net losses were as follows:

	COY	CYE	DSU	FRB	ARK
Undistributed ordinary income	$4,031,918	$3,445,503	$2,684,862	$834,949	$3,287,976
Capital loss carryforwards	(60,139,798)	(56,522,655)	(279,045,885)	(54,173,733)	(111,046,271)
Net unrealized gains (losses)[1]	6,183,999	6,885,909	(54,770,594)	(1,834,219)	(5,289,845)
Qualified late-year losses[2]	(1,241,006)	(1,914,283)	(2,828,757)	(623,243)	(988,625)
Total	$(51,164,887)	$(48,105,526)	$(333,960,374)	$(55,796,246)	$(114,036,765)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, investments in passive foreign investment companies, the classification of settlement proceeds, the deferral of compensation to directors, and investments in wholly owned subsidiaries.

[2]	The fund has elected to defer certain qualified late year losses and recognize such losses in the year ended February 28, 2013.

76	ANNUAL REPORT	FEBRUARY 29, 2012

Notes to Consolidated Financial Statements (continued)

As of February 29, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires	COY	CYE	DSU	FRB	ARK
2013	—	—	$21,126,025	—	—
2014	—	—	20,233,987	$100,800	$4,906,362
2015	—	—	3,578,574	1,315,945	1,585,622
2016	$454,146	—	—	—	—
2017	23,362,415	$22,687,878	56,690,782	12,168,927	27,675,242
2018	36,323,237	33,834,777	148,062,952	38,830,450	60,685,648
2019	—	—	16,301,990	—	9,564,345
No expiration date[3]	—	—	13,051,575	1,757,611	6,629,052
Total	$60,139,798	$56,522,655	$279,045,885	$54,173,733	$111,046,271

[3]	Must be utilized prior to losses subject to expiration.

As of February 29, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	COY	CYE	DSU	FRB	ARK
Tax cost	$322,333,931	$361,778,324	$654,114,692	$187,213,524	$314,791,368
Gross unrealized appreciation	$20,246,237	$22,441,370	$26,730,604	$4,017,650	$10,261,581
Gross unrealized depreciation	(14,604,821)	(16,111,201)	(77,274,242)	(5,135,741)	(13,301,007)
Net unrealized appreciation (depreciation)	$5,641,416	$6,330,169	$(50,543,638)	$(1,118,091)	$(3,039,426)

6. Borrowings:

On March 4, 2010, the Funds entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The Funds have granted a security interest in substantially all of their assets to SSB. The SSB Agreement allowed for the following maximum commitment amounts:

Commitment Amounts
COY	$90,000,000
CYE	$95,000,000
DSU	$150,000,000
FRB	$58,000,000
ARK	$91,000,000

Advances were made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 1.0% above the Fed Funds rate and (ii) 1.0% above the Overnight LIBOR or (b) 1.0% above 7-day, 30-day, 60-day or 90-day LIBOR.

On March 3, 2011, the SSB Agreement was renewed for 364 days. The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts
COY	$126,600,000
CYE	$138,000,000
DSU	$224,500,000
FRB	$72,500,000
ARK	$117,500,000

Advances are made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

Effective March 2, 2012, the SSB Agreement was renewed for an additional 364 days. The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts
COY	$126,600,000
CYE	$138,000,000
DSU	$224,500,000
FRB	$72,500,000
ARK	$117,500,000

Advances will be made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 0.75% above the Fed Funds rate and (ii) 0.75% above the Overnight LIBOR or (b) 0.75% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Funds pay a facility fee and a commitment fee based upon SSB’s total commitment to the Funds. The fees associated with each of the agreements are included in the Consolidated Statements of Operations as borrowing costs. Advances to the Funds as of February 29, 2012 are shown in the Consolidated Statements of Assets and Liabilities as loan payable.

ANNUAL REPORT	FEBRUARY 29, 2012	77

Notes to Consolidated Financial Statements (concluded)

For the year ended February 29, 2012 the daily weighted average interest rates for Funds with loans under the revolving credit agreements were as follows:

COY	0.96%
CYE	0.96%
DSU	0.96%
FRB	0.96%
ARK	0.96%

7. Commitments:

The Funds may invest in floating rate loan interests. In connection with these investments, the Funds may also enter into unfunded floating rate loan interests and bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. At February 29, 2012, the Funds had outstanding bridge loan commitments as follows:

Commitment Amounts
CYE	$3,454,630
DSU	$5,591,234
FRB	$1,610,000
ARK	$2,965,491

In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statements of Operations, is recognized ratably over the commitment period. The unrecognized commitment fee income is recorded on the Consolidated Statements of Assets and Liabilities as deferred income. As of February 29, 2012, the Funds had no outstanding unfunded floating rate loan interests.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Consolidated Statements of Assets and Liabilities, less any collateral held by the Funds.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, par value $0.10 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

For the years ended February 29, 2012 and February 28, 2011, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended February 29, 2012	Year Ended February 28, 2011
COY	102,019	40,744
CYE	53,550	23,432
DSU	195,440	114,520
FRB	15,006	42,733
ARK	55,454	63,426

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ consolidated financial statements was completed through the date the consolidated financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend on March 30, 2012 to Common Shareholders of record on March 15, 2012 as follows:

Common Dividend Per Share
COY	$0.051
CYE	$0.051
DSU	$0.027
FRB	$0.073
ARK	$0.025

Additionally, the Funds declared a net investment income dividend on April 2, 2012 payable to Common Shareholders of record on April 16, 2012 for the same amounts noted above.

78	ANNUAL REPORT	FEBRUARY 29, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock Corporate High Yield Fund, Inc.,
BlackRock Corporate High Yield Fund III, Inc.,
BlackRock Debt Strategies Fund, Inc.,
BlackRock Floating Rate Income Strategies Fund II, Inc., and
BlackRock Senior High Income Fund, Inc.:

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund II, Inc., and BlackRock Senior High Income Fund, Inc. (the “Funds”), as of February 29, 2012, and the related consolidated statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (consolidated basis only for the year ended February 29, 2012), and the financial highlights for each of the periods presented (consolidated basis only for the year ended February 29, 2012). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of February 29, 2012, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund II, Inc., and BlackRock Senior High Income Fund, Inc. as of February 29, 2012, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
April 27, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended February 29, 2012.

		COY	CYE	DSU	FRB	ARK
Interest-Related Dividends for Non-US Residents[1]

Months Paid:	March 2011	92.91%	61.53%	75.40%	78.36%	54.40%
	April 2011	92.99%	75.79%	75.40%	78.36%	54.40%
	May 2011	95.10%	87.26%	75.40%	78.36%	82.55%
	June 2011	95.10%	87.26%	75.40%	78.36%	92.00%
	July 2011	95.10%	87.26%	75.40%	78.36%	92.00%
	August 2011	95.10%	87.26%	75.40%	78.36%	92.00%
	September 2011	95.10%	87.26%	75.40%	78.36%	92.00%
	October 2011	95.10%	87.26%	75.40%	78.36%	92.00%
	November 2011	95.10%	87.26%	75.40%	78.36%	92.00%
	December 2011	95.10%	87.26%	75.40%	78.36%	92.00%
	January 2012	95.10%	87.26%	75.40%	78.36%	92.00%
	February 2012	48.44%	37.21%	100.00%	95.02%	64.57%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Of the February 2012 distribution for COY, 21.95% qualifies for the dividends received deduction for corporations and 21.95% consists of qualified dividend income for individuals.

Of the February 2012 distribution for CYE, 29.70% qualifies for the dividends received deduction for corporations and 29.70% consists of qualified dividend income for individuals.

ANNUAL REPORT	FEBRUARY 29, 2012	79

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Shareowner Services LLC for DSU and ARK and Computershare Trust Company, N.A. for COY, CYE and FRB (individually, the “Reinvestment Plan Agent” or together, the “Reinvestment Plan Agents”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agents will acquire shares for the participant’s accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agents’ fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through Computershare Trust Company, N.A. are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. Participants that request a sale of shares through Computershare Shareowner Services LLC are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to the respective Reinvestment Plan Agent: Computershare Shareowner Services LLC, P.O. Box 358035, Pittsburgh, PA 15252-8035 for shareholders of DSU and ARK or Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021 for shareholders of COY, CYE and FRB.

80	ANNUAL REPORT	FEBRUARY 29, 2012

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				95 RICs consisting of 95 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				95 RICs consisting of 95 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011

Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				95 RICs consisting of 95 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007

Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				95 RICs consisting of 95 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				95 RICs consisting of 95 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	95 RICs consisting of 95 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				95 RICs consisting of 95 Portfolios	BlackRock Kelso Capital Corp. (business development company)

ANNUAL REPORT	FEBRUARY 29, 2012	81

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				95 RICs consisting of 95 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				95 RICs consisting of 95 Portfolios	None
[1]

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.

[2]

Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Funds’ board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1998 and Karen P. Robards, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011

Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				157 RICs consisting of 282 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				157 RICs consisting of 282 Portfolios	None
[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding a good cause thereof.

John F. Powers, who was a Director of the Funds, resigned as of February 21, 2012.

82	ANNUAL REPORT	FEBRUARY 29, 2012

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]

Managing Director of BlackRock since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
	[1]	Officers of the Funds serve at the pleasure of the Board of Directors.

	[2]	Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor

BlackRock Financial
Management, Inc.
New York, NY 10055

Custodians

JPMorgan Chase Bank, N.A.[3]
New York, NY 10017

State Street Bank and
Trust Company[4]
Boston, MA 02110

The Bank of New York Mellon[5]
New York, NY 10286

Transfer Agent

Computershare Trust Company, N.A.
Canton, MA 02021

Accounting Agent

State Street Bank and
Trust Company
Boston, MA 02110

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Funds

100 Bellevue Parkway
Wilmington, DE 19809

[3]	For COY.

[4]	For CYE and FRB.

[5]	For DSU and ARK.

ANNUAL REPORT	FEBRUARY 29, 2012	83

Additional Information

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

84	ANNUAL REPORT	FEBRUARY 29, 2012

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s web-site is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

ANNUAL REPORT	FEBRUARY 29, 2012	85

Additional Information (concluded)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

February 29, 2012
	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percent of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
ARK	$0.328909	—	$0.002091	$0.331000	99%	0%	1%	100%

Each Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder. A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

86	ANNUAL REPORT	FEBRUARY 29, 2012

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF1-5-2/12-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Corporate High Yield Fund, Inc.	$47,600	$47,500	$0	$0	$37,100	$11,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Corporate High Yield Fund, Inc.	$37,100	$11,300

Additionally, SAS No. 70 fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of February 29, 2012.

(a)(1)

The Fund is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Mitchell Garfin, Managing Director at BlackRock, and Derek Schoenhofen, Director at BlackRock. Messrs. Keenan, Garfin and Schoenhofen are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Keenan has been a member of the Fund’s management team since 2006. Messrs. Garfin and Schoenhofen have been members of the Fund’s management team since 2009.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007.
Mitchell Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.
Derek Schoenhofen	Director of BlackRock since 2006; Vice President of BlackRock from 2000 to 2005.

(a)(2)	As of February 29, 2012:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	20	14	23	0	10	4
	$12.93 Billion	$7.29 Billion	$5.40 Billion	$0	$2.33 Billion	$577.7 Million
Mitchell Garfin	13	2	23	0	0	4
	$10.65 Billion	$4.36 Billion	$6.51 Billion	$0	$0	$577.7 Million
Derek Schoenhofen	10	4	29	0	1	4
	$9.19 Billion	$4.83 Billion	$7.03 Billion	$0	$408.5 Million	$577.7 Million

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that Messrs. Keenan and Schoenhofen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan and Schoenhofen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of February 29, 2012:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Manager	Applicable Benchmarks
Mitchell Garfin James Keenan	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer CappedTM Index), certain customized indices and certain fund industry peer groups.
Derek Schoenhofen	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Keenan, Garfin and Schoenhofen have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date.  Messrs. Keenan, Garfin and Schoenhofen are each eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of February 29, 2012.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James Keenan	None
Mitchell Garfin	None
Derek Schoenhofen	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: May 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: May 1, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: May 1, 2012